As filed with the Securities and Exchange Commission on September 14, 2001
Securities Act File No. 333-65242 Investment Company Act File No. 811-06435

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-14 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] [ ]	Pre-Effective Amendment No. 1 Post-Effective Amendment No. (Check appropriate box or boxes)

MuniYield Fund, Inc. (Exact Name of Registrant as Specified in Charter)

(609) 282-2800 (Area Code and Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn MuniYield Fund, Inc. 800 Scudders Mill Road, Plainsboro, New Jersey 08536 Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011 (Name and Address of Agent for Service)

Copies to:
Frank P. Bruno, Esq. SIDLEY AUSTIN BROWN & WOOD LLP One World Trade Center New York, New York 10048-0557	Philip L. Kirstein, Esq. FUND ASSET MANAGEMENT, L.P. 800 Scudders Mill Road Plainsboro, New Jersey 08543-9011

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount being Registered(1)	Proposed Maximum Offering Price Per Unit(1)		Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)

Common Stock ($.10 par value)	6,356,590	$13.37		$84,987,605.63	$21,246.90

Auction Market Preferred Stock, Series F ($.10 par value)	1,720	$25,000	(2)	$43,000,000	$10,750

(1)	Estimated solely for the purpose of calculating the filing fee.
(2)	Represents the liquidation preference of a share of preferred stock after the reorganization.
(3)		Previously paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS To Be Held on October 24, 2001

TO THE STOCKHOLDERS OF
MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of Merrill Lynch Municipal Strategy Fund, Inc. (“Municipal Strategy”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, October 24, 2001 at 9:30 a.m. Eastern time for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Municipal Strategy by MuniYield Fund, Inc. (“MuniYield”), in return solely for an equal aggregate value of newly issued shares of common stock of MuniYield and shares of a newly created series of Auction Market Preferred Stock (“AMPS”) of MuniYield to be designated Series F, and (ii) the distribution by Municipal Strategy of the shares of MuniYield common stock to the holders of common stock of Municipal Strategy (plus cash in lieu of fractional shares) and the shares of Series F AMPS of MuniYield to the holders of Series A AMPS of Municipal Strategy. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of Municipal Strategy under Maryland corporate law and the termination of Municipal Strategy’s registration under the Investment Company Act of 1940, as amended; and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

The Board of Directors of Municipal Strategy has fixed the close of business on August 27, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A complete list of the stockholders of Municipal Strategy entitled to vote at the Meeting will be available and open to the examination of any stockholder of Municipal Strategy for any purpose germane to the Meeting during ordinary business hours from and after October 10, 2001, at the offices of Municipal Strategy, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Municipal Strategy.

     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares of common stock or shares of AMPS, please contact our proxy solicitor, Georgeson Shareholder at
1-888-856-3062.

By Order of the Board of Directors, ALICE A. PELLEGRINO Secretary

Plainsboro, New Jersey Dated: September 14, 2001

PROXY STATEMENT OF MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS To Be Held on October 24, 2001

PROSPECTUS OF MUNIYIELD FUND, INC. P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

This Proxy Statement and Prospectus is furnished to you because you are a stockholder of Merrill Lynch Municipal Strategy Fund, Inc. (“Municipal Strategy”). A special meeting of the stockholders of Municipal Strategy will be held on October 24, 2001 (the “Meeting”) to consider the items listed below and discussed in greater detail in this Proxy Statement and Prospectus. The Board of Directors of Municipal Strategy is requesting the stockholders of Municipal Strategy to submit a proxy to be used at the Meeting to vote the shares held by the stockholder submitting the proxy.

Municipal Strategy has outstanding shares of common stock (“Municipal Strategy Common Stock”), par value $.10 per share, and shares of Auction Market Preferred Stock (“AMPS”), designated Series A (“Municipal Strategy Series A AMPS”), with a par value of $.10 per share and a liquidation preference of $25,000 per share.

Stockholders are being asked to consider the following proposal:

 1. To approve or disapprove an Agreement and Plan of Reorganization between Municipal Strategy and MuniYield Fund, Inc. (“MuniYield”).

2. To transact such other business as may properly come before the Meeting.

The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Proxy Statement and Prospectus as the “Reorganization.” The Reorganization involves the combination of two funds into one. The two funds are:

MuniYield, which will be the surviving fund, and

Municipal Strategy.

MuniYield and Municipal Strategy are sometimes referred to herein collectively as the “Funds” and individually as a “Fund,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

(continued on next page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is September 14, 2001.

 In the Reorganization, MuniYield will acquire substantially all of the assets and liabilities of Municipal Strategy in return for newly issued shares of common stock of MuniYield (“MuniYield Common Stock”) with a par value of $.10 per share, and shares of a newly created series of AMPS, with a par value of $.10 per share and a liquidation preference of $25,000 per share, to be designated Series F (“MuniYield Series F AMPS”). Municipal Strategy will distribute the MuniYield Common Stock (plus cash in lieu of fractional shares) and MuniYield Series F AMPS received in the Reorganization to its stockholders and will then liquidate and dissolve under Maryland law and terminate its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”). MuniYield will continue to operate as a registered, non-diversified, closed-end investment company with the investment objective and policies described in this Proxy Statement and Prospectus.

In the Reorganization, MuniYield will issue shares of its common stock to Municipal Strategy based on the net asset value of the assets transferred to MuniYield by Municipal Strategy. These shares will then be distributed by Municipal Strategy to its stockholders based on the net asset value of the shares held by each stockholder just prior to the Reorganization. A holder of Municipal Strategy Common Stock will receive MuniYield Common Stock (plus cash in lieu of fractional shares). A holder of Municipal Strategy Series A AMPS will receive MuniYield Series F AMPS. All references to the Municipal Strategy Common Stock will include shares of common stock representing Dividend Reinvestment Plan shares held in the book deposit accounts of holders of Municipal Strategy Common Stock.

This Proxy Statement and Prospectus serves as a prospectus of MuniYield in connection with the issuance of MuniYield Common Stock and MuniYield Series F AMPS in the Reorganization.

This Proxy Statement and Prospectus sets forth the information about the Funds that stockholders of Municipal Strategy should know before considering the Reorganization and should be retained for future reference. The Board of Directors of Municipal Strategy authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

The address of the principal executive offices of MuniYield and Municipal Strategy is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is 1-609-282-2800.

The MuniYield Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MYD” and may be bought or sold at the then prevailing market price on each day the NYSE is open for trading. Municipal Strategy engages in a continuous offering of Municipal Strategy Common Stock and Municipal Strategy Series A AMPS. Municipal Strategy Common Stock is not listed on any exchange and no secondary market presently exists for Municipal Strategy Common Stock, nor is it currently expected that a secondary market will develop. Municipal Strategy Series A AMPS are not traded on any stock exchange or automated quotation system. Municipal Strategy Series A AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

After the Reorganization, MuniYield Common Stock will continue to be listed on the NYSE under the symbol “MYD.” MuniYield Series F AMPS will not be traded on any stock exchange or automated quotation system. MuniYield Series F AMPS will be available for purchase at an auction or through broker-dealers who maintain a secondary market in the AMPS. Reports, proxy materials and other information concerning MuniYield may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. Reports, proxy materials and other information concerning Municipal Strategy may be inspected at its principal executive office.



INTRODUCTION

 This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Municipal Strategy for use at the Meeting to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, October 24, 2001, at 9:30 a.m., Eastern time. The mailing address for each of the Funds is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is September 20, 2001.

Any person giving a proxy may revoke it at any time prior to its exercise (1) by executing a superseding proxy, (2) by giving written notice of the revocation to the Secretary of Municipal Strategy at the address indicated above, or (3) by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” Item 1 to approve the Agreement and Plan of Reorganization between MuniYield and Municipal Strategy (the “Agreement and Plan”).
With respect to Item 1, assuming the required quorum is present at the Meeting, approval of the Agreement and Plan will require the affirmative vote of a majority of the outstanding shares of (1) Municipal Strategy Common Stock and Municipal Strategy Series A AMPS, voting together as a single class, and (2) Municipal Strategy Series A AMPS, voting separately as a class. See “Information Concerning the Meeting.”

The Board of Directors of Municipal Strategy has fixed the close of business on August 27, 2001 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. On the Record Date, stockholders of Municipal Strategy will be entitled to one vote for each share of stock held, with no shares of stock having cumulative voting rights. As of the Record Date, Municipal Strategy had outstanding 7,919,993 shares of common stock and 1,720 shares of Series A AMPS. To the knowledge of the management of Municipal Strategy, no person or entity owns beneficially or of record 5% or more of the outstanding shares of capital stock of Municipal Strategy as of the Record Date.

The Board of Directors of Municipal Strategy knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of MuniYield under the Securities Act, in connection with the issuance of shares of MuniYield Common Stock and MuniYield Series F AMPS to Municipal Strategy pursuant to the terms of the Agreement and Plan.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan attached hereto as Appendix II.

The Reorganization

At separate meetings of the Boards of Directors of Municipal Strategy and MuniYield held on June 7, 2001 and June 20, 2001, respectively, each Board unanimously approved the transaction whereby (i) MuniYield would acquire substantially all of the assets and would assume substantially all of the liabilities of Municipal Strategy, (ii) MuniYield would simultaneously issue to Municipal Strategy shares of MuniYield Common Stock and MuniYield Series F AMPS, (iii) the shares of MuniYield Common Stock would be subsequently distributed to the holders of Municipal Strategy Common Stock (plus cash in lieu of fractional shares), (iv) the shares of MuniYield Series F AMPS would be subsequently distributed to the holders of Municipal Strategy Series A AMPS, and (v) Municipal Strategy would be deregistered and dissolved, as described below.

What Will Be the Result of the Reorganization

If the Agreement and Plan is approved and the Reorganization is completed:
•	MuniYield will acquire substantially all of the assets and assume substantially all of the liabilities of Municipal Strategy;

•	Stockholders of Municipal Strategy will become stockholders of MuniYield;
•	Stockholders of Municipal Strategy Common Stock will receive full shares of MuniYield Common Stock (plus cash in lieu of fractional shares) equal to the aggregate net asset value of the shares of Municipal Strategy Common Stock currently owned by such stockholders; and
•	Stockholders of Municipal Strategy Series A AMPS will receive shares of MuniYield Series F AMPS equal to the aggregate liquidation preference of the Municipal Strategy Series A AMPS currently owned by such stockholders.

The Reorganization will be structured as a tax-free transaction for federal tax purposes. Neither Fund will recognize gain or loss in the Reorganization and the stockholders of neither Fund will recognize gain or loss upon the exchange of his or her shares for MuniYield Common Stock or MuniYield Series F AMPS, as applicable, in the Reorganization (except to the extent that a holder of Municipal Strategy Common Stock receives cash representing an interest in fractional shares of MuniYield Common Stock). Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

Reasons for the Reorganization

The Boards of Directors of Municipal Strategy and MuniYield have approved the Agreement and Plan. The Board of Directors of Municipal Strategy recommends that you vote to approve the Agreement and Plan.

Municipal Strategy

 The Board of Directors of Municipal Strategy has determined that Municipal Strategy common stockholders are likely to benefit from the Reorganization and believes that the Reorganization is in the best interests of Municipal Strategy and its common stockholders. In addition, the Board of Municipal Strategy has determined, with respect to net asset value, that the interests of existing stockholders will not be diluted as a result of the Reorganization.

In reaching its decision the Board considered a number of factors including the following:
•	After the Reorganization, Municipal Strategy common stockholders will be invested in a substantially larger non-diversified, leveraged, closed-end fund with an investment objective and policies substantially similar to Municipal Strategy’s investment objective and policies. As of July 31, 2001 the net assets of Municipal Strategy (including assets attributable to Municipal Strategy Series A AMPS) were approximately $122 million. Assuming that the Reorganization had taken place on July 31, 2001, the Combined Fund (including assets attributable to AMPS) would have had net assets of approximately $896 million;
•	After the Reorganization, Municipal Strategy common stockholders should experience lower expenses per share, economies of scale and greater flexibility in portfolio management;
•	After the Reorganization, Municipal Strategy common stockholders will benefit from the fact that the Combined Fund will not pay the administrative fee currently paid to FAM by Municipal Strategy;
•	After the Reorganization, Municipal Strategy common stockholders will no longer be subject to the expenses associated with Municipal Strategy’s required yearly prospectus updates;
•	After the Reorganization, Municipal Strategy common stockholders will no longer be subject to the expenses of conducting quarterly tender offers;
•	After the Reorganization, Municipal Strategy common stockholders will no longer be subject to a contingent deferred sales charge (“CDSC”) upon the sale of shares held for less than three years;
•	After the Reorganization, Municipal Strategy common stockholders will be able to sell their shares on each day that the NYSE is open for trading at the market price on that day; the market price may be lower or higher than th net asset value of the shares and transactions in shares may be subject to brokerage commission or other charges; and
•	After the Reorganization, subject to certain limitations, the stockholders of Municipal Strategy may benefit from the ability of the Combined Fund to use the net realized capital losses of each Fund to offset future net realized capital gains of the Combined Fund, if any. As of July 31, 2001, each Fund had net realized capital losses that may, subject to certain limitations, be shared by the stockholders of the Combined Fund.

2

MuniYield

 Although the pro forma total operating expense ratio of the Combined Fund is not expected to be significantly lower than MuniYield’s current operating expense ratio, MuniYield common stockholders will not be adversely affected by the Reorganization since FAM has agreed to bear all Reorganization expenses attributable to MuniYield and MuniYield may otherwise benefit from an increase in the Combined Fund’s level of net assets.

It is not anticipated that the Reorganization will directly benefit the holders of shares of any series of AMPS of either Fund. However, the Reorganization will not adversely affect the holders of shares of any series of AMPS of either Fund. The expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

 The Board of Directors of MuniYield has determined, with respect to net asset value, that the interests of existing stockholders will not be diluted as a result of the Reorganization. See “Pro Forma Fee Table” below and “Agreement and Plan of Reorganization—Potential Benefits to Stockholders as a Result of the Reorganization.”

If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, however, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interest of the stockholders of that Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the Municipal Strategy stockholders, at any time prior to the Closing Date (as defined below), (i) by mutual consent of the Boards of Directors of the Funds, or (ii) by the Board of Directors of either Fund, if any condition to that Fund’s obligations has not been fulfilled or waived by such Fund’s Board of Directors.

Pro Forma Fee Table

Fee Table for Common Stockholders of MuniYield, Municipal Strategy and the Pro Forma Combined Fund as of April 30, 2001* (Unaudited)(a)

This table illustrates, based on average net assets attributable to common stock, the expenses incurred by each Fund individually and the estimated pro forma expenses to be incurred by the Combined Fund after the Reorganization:

	Actual			Pro Form
	MuniYield	Municipal Strategy		Combined Fund
Common Stockholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common stock	None (b)	None		None	(b)(c)
Dividend Reinvestment and Cash Purchase Plan Fees	None	None		None
Contingent Deferred Sales Charge (as a percentage of original purchase price or net asset value at the time of repurchase)(d)	None	3.0% during the first year, decreasing 1.0% annually thereafter to 0.0% after the third year		None
Annual Expenses (as a percentage of average net assets attributable to common stock for the six months ended April 30, 2001(e))
Investment Advisory Fees(f)	0.75%	0.76%		0.75%
Other Expenses	0.25%	1.29	%(g)	0.24%
Total Annual Expenses(h)	1.00%	2.05%		0.99%

*	The expenses for the Combined Fund represent the estimated annualized expenses as of April 30, 2001 assuming MuniYield had acquired the assets and assumed the liabilities of Municipal Strategy as of that date.
(a)	No information is presented with respect to AMPS because no Fund’s operating expenses are, and the expenses of the Reorganization will not be, borne by the holders of AMPS of either Fund. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.

(footnotes continued on next page)

3

(footnotes continued from previous page)
(b)	Shares of common stock purchased in the secondary market may be subject to brokerage commissions or other charges.
(c)	No sales load will be charged on the issuance of shares in the Reorganization. Shares of common stock are not available for purchase from the Combined Fund but may be purchased through a broker-dealer subject to individually negotiated commission rates.
(d)	No CDSC will apply to shares of MuniYield Common Stock issued to Municipal Strategy in the Reorganization, nor will any CDSC be due on shares of Municipal Strategy Common Stock exchanged for shares of MuniYield Common Stock in connection with the Reorganization.
(e)	The pro forma annual operating expenses for the Combined Fund are projections for a 12-month period.
(f)	Based on average net assets for the six months ended April 30, 2001 of each Fund and the Combined Fund (excluding assets attributable to AMPS). If assets attributable to AMPS are included, the Investment Advisory Fee for each Fund and the Combined Fund would be 0.50% of average net assets.
(g)	Includes the administrative fee paid by Municipal Strategy to FAM at the rate of 0.25% of average daily net assets including the proceeds from the issuance of AMPS.
(h)	Based on average net assets (excluding assets attributable to AMPS) for the six months ended April 30, 2001 of Municipal Strategy, MuniYield and the Combined Fund and excludes FAM’s voluntary waiver of a portion of the advisory fee and/or reimbursement of certain other expenses with respect to Municipal Strategy. Including such fee waiver and/or expense reimbursement applicable to Municipal Strategy, the Total Annual Expenses for Municipal Strategy would have been 1.90%. If assets attributable to AMPS are included, the Total Annual Expenses for MuniYield, Municipal Strategy (excluding the advisory fee waiver and/or expense reimbursement applicable to Municipal Strategy) and the Combined Fund would be 0.67%, 1.34% and 0.66%, respectively. If assets attributable to AMPS and the above described advisory fee waiver and/or expense reimbursement applicable to Municipal Strategy are included, the Total Annual Expenses for Municipal Strategy would have been 1.24%. It is not anticipated that FAM will waive its advisory fee or reimburse expenses with respect to the Combined Fund on an ongoing basis after the Reorganization.

Examples:

Cumulative Expenses Paid on Shares of Common Stock for the Periods Indicated:

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment assuming (1) the operating expense ratio for each Fund set forth above and (2) a 5% annual return throughout the period:
MuniYield	$10	$32	$ 55	$122
Municipal Strategy*	$21	$64	$110	$238
Combined Fund**	$10	$32	$ 55	$121

*	Assumes that the investor is not tendering shares at the end of the period.
**	Assumes that the Reorganization had taken place on April 30, 2001.

 The foregoing Fee Table and Examples are intended to assist investors in understanding the costs and expenses that a MuniYield or Municipal Strategy stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume that all dividends were reinvested and uses a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “Comparison of the Funds” and “Agreement and Plan of Reorganization—Potential Benefits to Stockholders as a Result of the Reorganization.”

MuniYield	MuniYield was incorporated under the laws of the State of Maryland on September 20, 1991, and commenced operations on November 20, 1991.

MuniYield currently has outstanding common stock and five series of AMPS, designated Series A, Series B, Series C, Series D and Series E (collectively, the “MuniYield AMPS”).

As of July 31, 2001, MuniYield had net assets (including assets attributable to MuniYield AMPS) of approximately $774 million.

Municipal Strategy	Municipal Strategy was incorporated under the laws of the State of Maryland on July 13, 1994, and commenced operations on November 3, 1995.

Municipal Strategy has outstanding common stock and one series of AMPS, designated Series A.

4

As of July 31, 2001, Municipal Strategy had net assets (including assets attributable to Municipal Strategy Series A AMPS) of approximately $122 million.

Comparison of the Funds	MuniYield	Municipal Strategy
Fund Structure	Closed-end fund with its common stock listed on the NYSE	Continuously offered closed-end fund

Liquidity	Common stock trades at market price (which may be higher or lower than net asset value) on the NYSE on each day the NYSE is open for trading	Fund makes quarterly tender offers to purchase its common stock from stockholders at net asset value per share (less any applicable CDSC)

Purchases and Sales of Common Stock	Investors purchase and sell common stock through a registered broker-dealer on the NYSE, and transactions in shares may be subject to brokerage commissions or other charges

Investors purchase common stock from FAM Distributors, Inc. or from other selected securities dealers or financial intermediaries, and may sell their shares by tendering common stock to the Fund on a quarterly basis

Investment Objectives and Policies. Each Fund is a non-diversified, leveraged, closed-end, management investment company. The Funds have substantially similar investment objectives and policies. Each Fund seeks to provide stockholders with as high a level of current income exempt from Federal income tax as is consistent with its investment policies.

Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of long term investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”). Under normal circumstances, at least 80% of each Fund’s total assets will be invested in Municipal Bonds.

Investment Grade Municipal Obligations. Each Fund generally will invest at least 75% of its total assets in Municipal Bonds that are rated investment grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”). See Appendix III—“Ratings of Municipal Bonds and Commercial Paper.” Each Fund also may buy unrated securities that are considered by FAM to be of comparable quality. </ R>

High Yield Securities or “Junk” Bonds. Each Fund may invest up to 25% of its total assets in Municipal Bonds rated in lower, non-investment grade categories by Moody’s, S&P or Fitch or in comparable unrated bonds. These so-called “junk” bonds have the potential to generate high current income for shareholders, but also subject each Fund and its shareholders to greater credit and overall market risk. In addition, these bonds are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. See Appendix III—“Ratings of Municipal Bonds and Commercial Paper.”

5

Private Activity Bonds. Each Fund may invest in certain tax-exempt securities that are classified as “private activity bonds” that may subject certain investors to a Federal alternative minimum tax.

Leverage. Each Fund seeks to enhance the yield to its common stockholders by issuing AMPS. See “Risk Factors and Special Considerations—Leverage.”

Portfolio Maturity. Each Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. As of July 31, 2001, the weighted average maturity of the portfolio of MuniYield and Municipal Strategy was 18.62 years and 19.52 years, respectively. The average maturity of each Fund’s portfolio securities, and therefore each Fund’s portfolio as a whole, will vary based upon FAM’s assessment of economic and market conditions. See “Comparison of the Funds—Investment Objective and Policies.”

Capital Stock. Each Fund has outstanding common stock and at least one series of AMPS that are sold principally at auction. The voting and dividend rights of holders of common stock of each Fund are equivalent.

As of July 31, 2001, (i) the net asset value per share of MuniYield Common Stock was $13.58 and the market price per share was $13.72; and (ii) the net asset value per share of Municipal Strategy Common Stock was $9.32.

Each series of AMPS of each Fund has a liquidation preference of $25,000 per share plus accumulated but unpaid dividends and is sold principally at auction. See “Comparison of the Funds—Capital Stock.”

Auctions generally have been held and will be held every seven days for MuniYield Series E AMPS and Municipal Strategy Series A AMPS, and every 28 days for Series A, B, C and D AMPS of MuniYield.

The auctions for MuniYield Series F AMPS to be issued in the Reorganization will be held every seven days with the same auction and payment dates as the Municipal Strategy Series A AMPS. See “Comparison of the Funds—Capital Stock.” The applicable dividend for a particular dividend period for each series of AMPS of each Fund will be determined by an auction conducted by the auction agent on the business day next preceding the start of that dividend period. The auction agent for each Fund is The Bank of New York (“BONY”).

The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction date:

	Auction Date	Fund	Dividend Period	Series	Dividend Rate
	September 4, 2001	MuniYield	28 days	A	2.50%
	August 14, 2001	MuniYield	28 days	B	2.50%
	August 28, 2001	MuniYield	28 days	C	2.40%
	August 28, 2001	MuniYield	28 days	D	2.40%
	September 4, 2001	MuniYield	7 days	E	2.45%
	August 22, 2001	Municipal Strategy	7 days	A	2.40%

6

Liquidity. MuniYield Common Stock is listed on the NYSE and may be bought or sold at market price on each day the NYSE is open for trading. On any given day, the market price for MuniYield Common Stock on the NYSE may be higher or lower than the net asset value of the MuniYield Common Stock.

Municipal Strategy engages in a continuous offering of Municipal Strategy Common Stock. Municipal Strategy Common Stock is not listed on any exchange and no secondary market presently exists for Municipal Strategy Common Stock, nor is it currently expected that a secondary market will develop. To provide liquidity for stockholders of Municipal Strategy, the Fund’s Board of Directors considers, on a quarterly basis, whether the Fund should make a tender offer for its common stock. In a tender offer, the Fund purchases outstanding Municipal Strategy Common Stock at the Fund’s net asset value (less any applicable CDSC) on the last day of the offer.

Municipal Strategy’s Board of Directors is not required to authorize the making of a tender offer and there can be no assurance that a tender offer will be made during any particular quarter. If a tender offer is not made, stockholders may be unable to sell their shares. Since the inception of Municipal Strategy, however, the Board has authorized a tender offer each quarter.

If the Reorganization is consummated, the tender offer of Municipal Strategy that concluded on August 20, 2001 will have been the Fund’s final tender offer.

Contingent Deferred Sales Charge. Stockholders of MuniYield do not pay any CDSC because the Fund’s common stock trades on the NYSE. If common stockholders of Municipal Strategy sell their stock back to the Fund during a tender offer and they have held those shares for less than three years when the tender offer begins, they may have to pay a CDSC. This charge varies depending on how long a shareholder has owned the tendered shares. The amount of the charge is based on how much the shareholder paid for the tendered shares or their net asset value, whichever amount is less.

Portfolio Management. The investment adviser for each Fund is FAM. Mr. Roberto W. Roffo currently manages the investment portfolio of each Fund and will manage the Combined Fund after the Reorganization.

Advisory and Administrative Fees. FAM is responsible for the management of each Fund’s investment portfolio and for providing administrative services to each Fund.

Pursuant to a separate investment advisory agreement between FAM and each Fund, each Fund pays FAM a monthly advisory fee at the annual rate of 0.50% of each Fund’s average net assets, including proceeds from the issuance of AMPS. The fee paid by MuniYield is computed on average weekly net assets. In comparison, Municipal Strategy’s fee is calculated on average daily net assets.

7

Municipal Strategy also pays FAM a monthly administrative fee at the annual rate of 0.25% of its average daily net assets, including proceeds from the issuance of AMPS. MuniYield does not pay an administrative fee to FAM and the Combined Fund will not pay a separate administrative fee to FAM.

Since the commencement of operations of Municipal Strategy to the present, FAM has waived a portion of the advisory fee due from Municipal Strategy and/or reimbursed certain other expenses. The fee waiver and/or expense reimbursement with respect to Municipal Strategy is voluntary and may be reduced or discontinued by FAM at any time without notice to stockholders. It is not anticipated that FAM will waive any portion of its advisory fee and/or reimburse expenses with respect to the Combined Fund after the Reorganization. See “Comparison of the Funds—Management of the Funds.”

Overall Expense Ratio. As stated above, since the commencement of operations of Municipal Strategy, FAM has voluntarily waived a portion of its advisory fee and/or reimbursed certain other expenses.

FAM has not waived fees or reimbursed expenses with respect to MuniYield. It is not anticipated that FAM will waive its advisory fee and/or reimburse expenses with respect to the Combined Fund on an ongoing basis.

The table below summarizes the total annualized operating expense ratio for MuniYield, Municipal Strategy (excluding any advisory fee waivers and/or expense reimbursements) and the Combined Fund based on their respective average net assets (excluding assets attributable to AMPS) for the six month period ended April 30, 2001.

	Average Net Assets (Excluding Assets Attributable to AMPS) for the Six Month Period Ended April 30, 2001	Total Annualized Operating Expense Ratio
MuniYield	$507,503,509	1.00%
Municipal Strategy	$ 81,220,051	2.05%*
Combined Fund**	$588,723,560	0.99%

*	Including fee waivers and/or expense reimbursements applicable to Municipal Strategy, the total annualized operating expense ratio for Municipal Strategy would have been 1.90%.
**	Assumes that the Reorganization had taken place on April 30, 2001.

The table below summarizes the total annualized operating expense ratio for MuniYield, Municipal Strategy (excluding any advisory fee waivers and/or expense reimbursements) and the Combined Fund based on their respective average net assets (including assets attributable to AMPS) for the six month period ended April 30, 2001.

8

	Average Net Assets (Including Assets Attributable to AMPS) for the Six Month Period Ended April 30, 2001	Total Annualized Operating Expense Ratio
MuniYield	$757,503,509	0.67%
Municipal Strategy	$124,220,051	1.34%*
Combined Fund**	$881,723,560	0.66%

*	Including fee waivers and/or expense reimbursements applicable to Municipal Strategy, the total annualized operating expense ratio for Municipal Strategy would have been 1.24%.
**	Assumes that the Reorganization had taken place on April 30, 2001.

Purchases and Sales of Common Stock and AMPS. Investors typically purchase and sell shares of MuniYield Common Stock at market price through a registered broker-dealer on each day that the NYSE is open for trading, and may incur a brokerage commission or other charge set by the broker-dealer. Alternatively, investors may purchase or sell shares of MuniYield Common Stock through privately negotiated transactions with existing stockholders.

Investors typically can purchase shares of Municipal Strategy Common Stock from FAM Distributors, Inc., other selected securities dealers or other financial intermediaries, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). The Fund offers its common stock on a best efforts basis through such distributors at a price equal to the next determined net asset value per share without a front-end sales charge. Shares are sold subject to certain minimum initial and subsequent purchase requirements.

Municipal Strategy Common Stock is not listed on any exchange and no secondary market presently exists for Municipal Strategy Common Stock, nor is it currently expected that a secondary market will develop. To provide liquidity for stockholders of Municipal Strategy, the Fund’s Board of Directors considers, on a quarterly basis, whether the Fund should make a tender offer for its common stock. See “Liquidity.”

Purchase and sale procedures for the AMPS of each Fund are identical. Such AMPS generally are purchased and sold at separate auctions conducted on a regular basis by BONY, as the auction agent for each Fund’s AMPS (in such capacity, the “Auction Agent”). Unless otherwise permitted by the Funds, existing and potential holders of AMPS may participate in auctions only through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of AMPS to the Auction Agent. On or prior to each auction date for the AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold AMPS to its broker-dealer.

9

Outside of these auctions, shares of AMPS may be purchased or sold through broker-dealers for the AMPS in a secondary trading market maintained by the broker-dealers. However, no assurance can be given that a secondary market will develop, or, if it does develop, that it will provide holders with a liquid trading market for the AMPS of either Fund.

Ratings of AMPS. The AMPS of each Fund have been assigned a rating of AAA from S&P and aaa from Moody’s. See “Comparison of the Funds—Rating Agency Guidelines.”

Portfolio Transactions. The portfolio transactions in which the Funds may engage are substantially similar, as are the procedures for such transactions. See “Comparison of the Funds—Portfolio Transactions.”

Dividends and Distributions. The methods of dividend payment and distributions are identical with respect to the common stock and the AMPS of each Fund. See “Comparison of the Funds—Dividends and Distributions.”

Net Asset Value. MuniYield determines its net asset value per share of common stock as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) (the “NYSE close of business”) on the last business day of each week. Municipal Strategy determines its net asset value as of the NYSE close of business once daily on each day the NYSE is open for trading.

For purposes of determining the net asset value of a share of common stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of shares of common stock of the Fund outstanding at such time. Expenses, including fees payable to FAM, are accrued daily. See “Comparison of the Funds—Net Asset Value.”

Voting Rights. The corresponding voting rights of the holders of shares of each Fund’s common stock are substantially similar. The corresponding voting rights of the holders of shares of each Fund’s AMPS are also substantially similar. See “Comparison of the Funds—Capital Stock.”

Stockholder Services. An automatic dividend reinvestment plan is available to holders of shares of common stock of each Fund. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan.” Other stockholder services, including the provision of annual and semi-annual reports, are the same for each Fund.

10

	Outstanding Securities of MuniYield and Municipal Strategy as of July 31, 2001
	Title of Class	Amount Authorized	Amount Held By Fund for Its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
	MuniYield
	Common Stock	199,990,000	0	38,560,928

	AMPS
	Series A	1,800	0	1,800
	Series B	1,800	0	1,800
	Series C	1,800	0	1,800
	Series D	1,800	0	1,800
	Series E	2,800	0	2,800

	Municipal Strategy

	Common Stock	199,960,000	0	8,434,658
	AMPS
	Series A	8,000	0	1,720
	Series B	8,000	0	0
	Series C	8,000	0	0
	Series D	8,000	0	0
	Series E	8,000	0	0

Tax Considerations

The Funds will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Fund will recognize gain or loss on the transaction and no stockholder of Municipal Strategy will recognize gain or loss upon the exchange of his or her shares for MuniYield Common Stock or MuniYield Series F AMPS, as applicable, in the Reorganization (except to the extent that a holder of Municipal Strategy Common Stock receives cash representing an interest in fractional shares of MuniYield Common Stock in the Reorganization). The completion of the Reorganization is subject to the receipt of such opinion of counsel.

The Reorganization will not affect the status of MuniYield as a regulated investment company. See “Agreement and Plan of Reorganization—Tax Consequences of the Reorganization.”

11

RISK FACTORS AND SPECIAL CONSIDERATIONS

 The investment objective, policies and restrictions of MuniYield and Municipal Strategy are substantially similar. Each Fund invests primarily in long term municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax (“Municipal Bonds”). Therefore, many of the investment risks associated with an investment in MuniYield are substantially similar to the investment risks associated with an investment in Municipal Strategy. These investment risks will also apply to an investment in the Combined Fund after the Reorganization. The principal difference in risk between MuniYield and Municipal Strategy results from the fact that MuniYield Common Stock trades at market value on the NYSE and shares may trade at prices that may be higher or lower than the net asset value of the shares. Conversely, Municipal Strategy Common Stock is not listed on any exchange and no secondary market presently exists for its common stock, nor is it currently expected that a secondary market will develop. Investors have been able, however, to tender their shares to Municipal Strategy for purchase at net asset value on a quarterly basis.

The risk factors to which an investment in MuniYield is subject are summarized below. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of common stock or of any series of AMPS of either Fund or create any additional risks.

Except where noted, each Fund is subject to the following risks:

Trading at a Discount

 Closed-end funds that are listed on an exchange, such as MuniYield, are subject to the risk that the market price of their common stock may trade at a price that is lower than their net asset value, commonly referred to as “trading at a discount.” Shares may also trade at a price higher than (a “premium above”) net asset value. Each Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

Municipal Strategy Common Stock is not listed on any exchange and no secondary market presently exists for its common stock, nor is it expected that a secondary market will develop. As long as there is no secondary market for Municipal Strategy Common Stock, the Fund is not subject to the risk that its shares will trade at a discount from net asset value. To provide liquidity to shareholders, the Fund’s Board of Directors considers making tender offers once each quarter to purchase the Fund’s shares (less any applicable CDSC) at net asset value. However, shares of Municipal Strategy Common Stock are less liquid than shares of funds traded on a stock exchange, and shareholders who tender shares of Municipal Strategy Common Stock held for less than three years may pay a CDSC. The Board of Directors of Municipal Strategy is not obligated to authorize any tender offer, and there may be quarters in which no tender offer is made. If the Board does not authorize a tender offer, shareholders may be unable to sell their shares. Since the inception of Municipal Strategy, however, the Board has authorized a tender offer each quarter. The most recent tender offer by Municipal Strategy for its shares of common stock concluded on August 20, 2001. If the Reorganization is consummated, that will have been the Fund’s final tender offer.

Secondary Market For AMPS

Broker-dealers intend to maintain a secondary trading market in the AMPS of each Fund outside of the auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS of each Fund will develop or, if it does develop, that it will provide AMPS holders with a liquid trading market. Neither Fund’s AMPS will be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the AMPS of each Fund, and a selling stockholder may sell AMPS between auctions at a price per share of less than $25,000.

Non-Diversified Status

Each Fund is registered as a “non-diversified” investment company. This means that each Fund may invest a greater percentage of its assets in the obligations of a single issuer than a diversified investment company. Since either Fund may invest a relatively high percentage of its assets in a limited number of issuers, it may be more exposed to the effects of a single economic, political or regulatory occurrence than a Fund that invests more widely. Even as a non-diversified fund, each Fund must meet the diversification requirements of applicable Federal income tax laws.

Interest Rate and Credit Risk

 Each Fund invests primarily in long term Municipal Bonds that are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and

12

decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. Credit risk is the risk that the issuer of a security owned by a Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

High Yield or Junk Bonds

Each Fund may invest up to 25% of its total assets in debt securities commonly known as junk bonds. Investments in high yield securities entail a higher level of credit risk (loss of income and/or principal) than investments in higher rated securities. Securities rated in the lower rating categories are considered to be predominantly speculative with respect to capacity to pay interest and repay principal. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. New issuers also may be inexperienced in managing their debt burden. The issuer’s ability to service its debt obligations may be adversely affected by business developments unique to the issuer, the issuer’s inability to meet specific projected business forecasts or the inability of the issuer to obtain additional financing. High yield securities may be unsecured and may be subordinated to other creditors of the issuer.

Private Activity Bonds

 Each Fund may invest in certain tax-exempt securities classified as private activity bonds. These bonds may subject certain investors in a Fund to a Federal alternative minimum tax.

Rating Agency Guidelines

 Each Fund has received ratings of AAA from S&P and aaa from Moody’s with respect to its AMPS. In order to maintain these ratings, the Funds are required to maintain portfolio holdings that meet the specified guidelines of such rating agencies. These guidelines may impose asset coverage or portfolio composition requirements that are stricter than those imposed by the Investment Company Act. The Funds do not expect these requirements or guidelines to prevent the investment adviser from managing each Fund’s portfolio in accordance with each Fund’s investment objective and policies. See Appendix III—“Ratings of Municipal Bonds and Commercial Paper.”

The Board of Directors of each Fund, without stockholder approval, may amend, alter or repeal certain definitions or restrictions that have been adopted by a Fund pursuant to the rating agency guidelines, if a Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

Indexed and Inverse Floating Rate Securities

Each Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Each Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject a Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

Options and Futures Transactions

 Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market value, interest rates or other factors, that Fund’s performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and each Fund may choose not to do so. The Funds cannot guarantee that any hedging strategies they use will work.

13

Antitakeover Provisions

The Articles of Incorporation of each Fund (in each case, a “Charter”) and Maryland law include provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Leverage

Issuance of Preferred Stock. Each Fund is leveraged through the issuance of AMPS. The preferred stock may represent up to approximately 35% of a Fund’s capital, including the capital raised by issuing the preferred stock.

 The issuance and ongoing expenses of the preferred stock are borne by each of the Funds and reduce the net asset value of that Fund’s common stock. In addition, at times when a Fund is required to allocate taxable income to preferred stockholders, the AMPS may require, and it is expected that the terms of any other preferred stock may also require, that Fund to make an additional distribution to its preferred stockholders (an “Additional Distribution”). The amount of this Additional Distribution approximately equals the tax liability resulting from the allocation and the Additional Distribution.

Risks. The use of leverage creates certain risks for common stockholders, including higher volatility of both the net asset value and the market value of the common stock. Since any decline in the value of a Fund’s investments will affect only the common stockholders, the use of leverage will cause a Fund’s net asset value and market price to decrease more than if the Fund was not leveraged. In addition, fluctuations in dividend rates paid on, and the amount of taxable income allocable to any holder of, AMPS and any other preferred stock will affect the yield to common stockholders. There can be no assurance that the Fund will earn a higher return on its investments than the then current dividend rate (and any Additional Distribution) it pays on the preferred stock.

Under certain conditions, the benefits of leverage to common stockholders will be reduced, and the Fund’s leveraged capital structure could result in a lower rate of return to common stockholders than if the Fund were not leveraged. During times of rising interest rates, the value of the Fund’s portfolio and the net asset value of its shares may decline. The Fund’s leverage structure may exaggerate any such decline. In addition, the Fund may invest in securities that create investment leverage, such as inverse floating obligations, which may further exaggerate any decline.

In an extreme case, a decline in net asset value could affect a Fund’s ability to pay dividends on its common stock. Failure to make such dividend payments could adversely affect the Fund’s qualification as a regulated investment company under the Federal tax laws. See “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders.” However, each Fund intends to take all measures necessary to continue to make common stock dividend payments. If a Fund’s current investment income were not sufficient to meet dividend requirements on either the common stock or the preferred stock, it could be necessary for the Fund to liquidate certain of its investments.

Each Fund has the authority to redeem its AMPS for any reason. Redemption of the preferred stock or insufficient investment income to make dividend payments may reduce the net asset value of the common stock and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous, in the absence of such extraordinary circumstances, to do so.

Portfolio Management and Other Considerations

 The portfolio management strategies of the Funds are substantially similar. In the event of an increase in short term or medium term rates or other changes in market conditions to the point where a Fund’s leverage could adversely affect holders of common stock as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its common stock. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the applicable Articles Supplementary that establish the rights and preferences of each series of AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. In determining whether or not it is in the best interest of a Fund and its stockholders to redeem or repurchase outstanding preferred stock, its Board of Directors will take into account a variety of factors, including market conditions, the ratio of preferred stock to common stock, and the expenses associated with such redemption or repurchase. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

14

Under the Investment Company Act, a Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of a Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distributions). In addition, a Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of a Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. As of May 31, 2001, MuniYield’s capital structure included 10,000 shares of AMPS representing approximately 33% of the Fund’s capital, and the asset coverage with respect to the AMPS was approximately 302% and Municipal Strategy’s capital structure included 1,720 shares of AMPS representing approximately 36% of the Fund’s capital, and the asset coverage with respect to the AMPS was approximately 276%. To the extent possible, each Fund intends to purchase or redeem shares of preferred stock from time to time to maintain asset coverage of preferred stock of at least 200%.

COMPARISON OF THE FUNDS

Financial Highlights

 MuniYield. The financial information in the table below has been audited (except where noted) in conjunction with the annual audit of the financial statements of MuniYield by Deloitte & Touche LLP, independent auditors. The financial information for the six month period ended April 30, 2001 is unaudited and has been provided by FAM. The following per share data and ratios have been derived from information provided in the financial statements of MuniYield.

	For the Six Months Ended April 30,	For the Year Ended October 31,									For the Period November 29, 1991†† to October 31,
	2001	2000	1999	1998	1997		1996	1995	1994	1993	1992
	(Unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.08	$ 13.21	$ 16.27	$ 16.09	$ 15.68		$ 15.47	$ 14.35	$ 16.80	$14.69	$ 14.18

Investment income — net	.52	1.09	1.12	1.19	1.24		1.26	1.27	1.29	1.31	1.18
Realized and unrealized gain (loss) on investments — net	(.17)	(.08)	(2.34)	.49	.65		.23	1.34	(2.23)	2.27	.57

Total from investment operations	.35	1.01	(1.22)	1.68	1.89		1.49	2.61	(.94)	3.58	1.75

Less dividends and distributions to Common Stock shareholders:
Investment income — net	(.43)	(.87)	(.95)	(.97)	(1.00)		(1.04)	(1.00)	(1.07)	(1.11)	(.89)
Realized gain on investments — net	—	—	(.38)	(.26)	(.22)		—	(.22)	(.23)	(.16)	—
In excess of realized gain on investments — net	—	—	(.27)	—	(.01)		—	—	—	—	—

Total dividends and distributions to Common Stock shareholders	(.43)	(.87)	(1.60)	(1.23)	(1.23)		(1.04)	(1.22)	(1.30)	(1.27)	(.89)

Capital charge resulting from issuance of Common Stock	—	—	—	—	—		—	—	—	—	(.02)

Effect of Preferred Stock activity:††††
Dividends and distributions to Preferred Stock shareholders:
Investment income — net	(.13)	(.27)	(.17)	(.18)	(.20)		(.24)	(.23)	(.18)	(.17)	(.19)
Realized gain on investments — net	—	—	(.04)	(.09)	(.05)		—	(.04)	(.03)	(.03)	—
In excess of realized gain on investments — net	—	—	(.03)	—	—	†††††	—	—	—	—	—
Capital charge resulting from issuance of Preferred Stock	—	—	—	—	—		—	—	—	—	(.14)

Total effect of Preferred Stock activity	(.13)	(.27)	(.24)	(.27)	(.25)		(.24)	(.27)	(.21)	(.20)	(.33)

Net asset value, end of period	$12.87	$ 13.08	$ 13.21	$ 16.27	$ 16.09		$ 15.68	$ 15.47	$ 14.35	$ 16.80	$ 14.69

(table continued on next page)

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(table continued from previous page)


	For the Six Months Ended April 30,		For the Year Ended October 31,								For the Period November 29, 1991†† to October 31,
	2001		2000	1999	1998	1997	1996	1995	1994	1993	1992
	(Unaudited)
Market price per share, end of period	$13.45		$12.625	$12.875	$16.875	$15.875	$14.875	$14.375	$12.125	$16.75	$15.125

Total Investment Return:**
Based on market price per share	10.05	%†††	5.26%	(15.35)%	14.74%	15.56%	10.88%	29.76%	(20.94)%	19.91%	7.06	%†††

Based on net asset value per share	1.64	%†††	6.28%	(9.92)%	9.15%	11.11%	8.61%	18.00%	(6.71)%	23.83%	9.99	%†††

Ratios Based on Average Net Assets of Common Stock:
Total expenses***	1.00	%*	.99%	.93%	.89%	.91%	— ‡‡	— ‡‡	— ‡‡	— ‡‡	—	‡‡

Total investment income — net***	7.87	%*	8.35%	7.42%	7.43%	7.81%	— ‡‡	— ‡‡	— ‡‡	— ‡‡	—	‡‡

Amount of dividends to Preferred Stock shareholders	1.91	%*	2.07%	1.11%	1.10%	1.28%	— ‡‡	— ‡‡	— ‡‡	— ‡‡	—	‡‡

Investment income — net, to Common Stock shareholders	5.96	%*	6.28%	6.31%	6.33%	6.53%	— ‡‡	— ‡‡	— ‡‡	— ‡‡	—	‡‡

Ratios Based on Total Average Net Assets: ***†
Total expenses, net of reimbursement	.67	%*	.66%	.65%	.63%	.64%	.64%	.66%	.66%	.64%	.58	%*

Total expenses	.67	%*	.66%	.65%	.63%	.64%	.64%	.66%	.66%	.64%	.65	%*

Total investment income — net	5.27	%*	5.56%	5.17%	5.26%	5.48%	5.64%	5.91%	5.76%	5.72%	6.08	%*

Ratios Based on Average Net Assets of Preferred Stock:
Dividends to Preferred Stockshareholders	3.88	%*	4.12%	2.55%	2.66%	3.02%	— ‡‡	— ‡‡	— ‡‡	— ‡‡	—	‡‡

Supplemental Data:
Net assets, net of Preferred Stock, end of period (in thousands)	$495,409		$501,361	$506,030	$611,222	$596,320	$581,124	$573,400	$531,657	$619,775	$526,287

Preferred Stock outstanding, end of period (in thousands)	$250,000		$250,000	$250,000	$250,000	$250,000	$250,000	$250,000	$250,000	$250,000	$250,000

Portfolio turnover	36.66%		103.44%	78.42%	91.63%	111.45%	96.74%	52.99%	44.27%	25.58%	66.45%

Leverage:
Asset coverage per $1,000	$2,982		$3,005	$3,024	$3,445	$3,385	$3,324	$3,294	$3,127	$3,479	$3,105

Dividends Per Share on Preferred Stock Outstanding: ††††††
Series A — Investment income — net	$450		$1,052	$588	$694	$747	$894	$887	$598	$560	$680

Series B — Investment income — net	$542		$1,009	$595	$687	$751	$897	$850	$733	$554	$690

Series C — Investment income — net	$466		$1,032	$687	$643	$763	$998	$827	$647	$566	$685

Series D — Investment income — net	$468		$1,035	$694	$ 637	$762	$888	$897	$659	$556	$688

Series E — Investment income — net	$481		$1,038	$627	$656	$752	$875	$759	$707	$542	$688

*	Annualized.
**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***	Do not reflect the effect of dividends to Preferred Stock shareholders.
†	Includes Common and Preferred Stock average net assets.
††	Commencement of operations.
‡‡	Prior to the fiscal year ended October 31, 1997, the Fund only reported ratios with respect to Total Average Net Assets.

16

(footnotes continued from previous page)
†††	Aggregate total investment return.
††††	MuniYield’s Preferred Stock was issued on December 23, 1991.
†††††	Amount is less than $.01 per share.
††††††	Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

 Municipal Strategy. The financial information in the table below has been audited (except where noted) in conjunction with the annual audit of the financial statements of Municipal Strategy by Deloitte & Touche LLP, independent auditors. The financial information for the six month period ended April 30, 2001 is unaudited and has been provided by FAM. The following per share data and ratios have been derived from information provided in the financial statements of Municipal Strategy.

	For the Six Months Ended April 30,		For the Year Ended October 31,				For the Period November 3, 1995†† to October 31,
	2001		2000	1999	1998	1997	1996
	(Unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 8.75		$ 8.89	$ 10.96	$ 10.87	$ 10.17	$ 10.00

Investment income — net	.31		.72	.71	.73	.75	.68
Realized and unrealized gain (loss) on investments — net	.10		(.14)	(1.75)	.35	.70	.21

Total from investment operations	.41		.58	(1.04)	1.08	1.45	.89

Less dividends and distributions to Common Stock shareholders:
Investment income — net	(.23)		(.49)	(.58)	(.60)	(.59)	(.59)
Realized gain on investments — net	—	†	—	—	(.19)	—	—
In excess of realized gain on investments — net	—		—	(.27)	—	—	—

Total dividends and distributions to Common Stock shareholders	(.23)		(.49)	(.85)	(.79)	(.59)	(.59)

Effect of Preferred Stock activity: ††††
Dividends and distributions to Preferred Stock shareholders:
Investment income — net	(.08)		(.23)	(.13)	(.13)	(.16)	(.09)
Realized gain on investments — net	—	†	—	—	(.07)	—	—
In excess of realized gain on investments — net	—		—	(.05)	—	—	—
Capital charge resulting from issuance of Preferred Stock	—		—	—	—	—	(.04)

Total effect of Preferred Stock activity	(.08)		(.23)	(.18)	(.20)	(.16)	(.13)

Net asset value, end of period	$8.85		$8.75	$8.89	$10.96	$10.87	$10.17

Total Investment Return:**
Based on net asset value per share	3.73	%†††	4.09%	(11.94)%	8.28%	13.08%	7.81	%†††

Ratios Based on Average Net Assets of Common Stock:
Total expenses, net of reimbursement***	1.90	%*	1.88%	1.75%	1.61%	1.37%	.68	%*

Total expenses***	2.05	%*	2.04%	1.90%	1.80%	1.83%	1.60	%*

Total investment income — net***	6.99	%*	8.14%	6.98%	6.65%	7.14%	6.86	%*

Amount of dividends to Preferred Stock shareholders	1.84	%*	2.56%	1.31%	1.21%	1.53%	.94	%*

Investment income — net, to Common Stock shareholders	5.15	%*	5.58%	5.67%	5.44%	5.61%	5.92	%*

Ratios Based on Total Average Net Assets: ***†††††
Total expenses, net of reimbursement	1.24	%*	1.15%	1.17%	1.12%	.96%	.53	%*

Total expenses	1.34	%*	1.25%	1.27%	1.25%	1.28%	1.26	%*

Total investment income — net	4.57	%*	4.99%	4.66%	4.61%	5.01%	5.40	%*

Ratios Based on Average Net Assets of Preferred Stock:
Dividends to Preferred Stock shareholders	3.47	%*	4.05%	2.63%	2.75%	3.58%	3.49	%*

Supplemental Data:
Net assets, net of Preferred Stock, end of period (in thousands)	$78,479		$85,394	$102,174	$115,339	$101,463	$83,573


17

(table continued from previous page)
	For the Six Months Ended April 30,	For the Year Ended October 31,				For the Period November 3, 1995†† to October 31,
	2001	2000	1999	1998	1997	1996
	(Unaudited)
Preferred Stock outstanding, end of period (in thousands)	$43,000	$44,900	$58,000	$48,000	$48,000	$38,000

Portfolio turnover	20.49%	115.52%	158.57%	141.53%	144.34%	234.41%

Leverage:
Asset coverage per $1,000	$ 2,825	$ 2,902	$ 2,762	$ 3,403	$ 3,114	$ 3,199

Dividends Per Share on Preferred Stock Outstanding:
Investment income — net	$ 431	$ 1,015	$ 644	$ 533	$ 897	$ 564


*	Annualized.
**	Total investment returns exclude the effects of the CDSC, if any. (Municipal Strategy is a continuously offered closed-end fund, the shares of which are offered by the Fund at net asset value. No secondary market exists for the purchase of these shares.) FAM voluntarily waived a portion of its management fee. Without such waiver, the Fund’s performance would have been lower.
***	Do not reflect the effect of dividends to Preferred Stock shareholders.
†	Amount is less than $.01 per share.
††	Commencement of operations.
†††	Aggregate total investment return.
††††	Municipal Strategy’s Preferred Stock was initially issued on March 11, 1996.
†††††	Includes Common and Preferred Stock average net assets.

Per Share Data for Common Stock (Unaudited)

MuniYield (Traded on NYSE)
	Market Price**		Net Asset Value		Premium (Discount) to Net Asset Value
Quarter Ended*	High	Low	High	Low	High	Low
	$	$	$	$	%	%
January 31, 1999	17.187	16.062	16.36	15.40	8.34	2.06
April 30, 1999	16.25	15.187	15.58	15.32	4.37	(1.25)
July 31, 1999	15.625	14.00	15.35	14.52	1.79	(4.37)
October 31, 1999	14.188	12.375	14.53	13.02	(1.22)	(7.42)
January 31, 2000	13.00	11.25	13.55	12.51	(2.51)	(12.38)
April 30, 2000	12.25	11.125	13.24	12.50	(2.50)	(13.49)
July 31, 2000	12.625	11.375	13.18	12.49	(3.63)	(9.58)
October 31, 2000	13.063	12.25	13.45	13.03	(1.37)	(7.27)
January 31, 2001	14.11	12.313	13.46	12.84	6.57	(5.00)
April 30, 2001	13.94	13.28	13.51	12.87	4.58	(.15)
July 31, 2001	13.80	13.23	13.58	12.89	6.03	(.38)

*	Calculations are based on shares of common stock outstanding at the end of each quarter.
**	As reported in the consolidated transaction operating system.

 As shown above, from November 1, 1998 through July 31, 2001, share prices for MuniYield’s Common Stock have fluctuated between a maximum premium of approximately 8.34% and a maximum discount of approximately (13.49%). Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the Combined Fund will trade at a premium above or discount from net asset value following the Reorganization, or what the magnitude of any such premium or discount might be.

18

Municipal Strategy

	Net Asset Value
Quarter Ended*	High	Low
	$	$
January 31, 1999	11.00	10.52
April 30, 1999	10.66	10.48
July 31, 1999	10.55	9.90
October 31, 1999	9.89	8.76
January 31, 2000	9.11	8.39
April 30, 2000	8.89	8.39
July 31, 2000	8.81	8.31
October 31, 2000	8.96	8.71
January 31, 2001	9.22	8.07
April 30, 2001	9.23	8.85
July 31, 2001	9.32	8.85

*	Calculations are based on shares of common stock outstanding at the end of each quarter.

Investment Objectives and Policies

 The structure, organization and investment policies of the Funds are substantially similar. Each Fund seeks as high a level of current income exempt from Federal income tax as is consistent with its investment policies. Each Fund’s investment objective is a fundamental policy that may not be changed without a vote of a majority of a Fund’s outstanding voting securities, as defined below under “Investment Restrictions.”

Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of long term, investment grade Municipal Bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities that pay interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. Each Fund at all times, except during interim and temporary periods, will invest at least 80% of its total assets in Municipal Bonds. Each Fund at all times, except during temporary defensive periods, will maintain at least 75% of its total assets in Municipal Bonds that are rated investment grade by a nationally recognized statistical rating organization or, if unrated, are considered to be of comparable quality by FAM. Additionally, each Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below investment grade by a nationally recognized statistical rating organization or are unrated but considered by FAM to be of comparable quality. Neither Fund has established a minimum percentage of assets that must be invested in such lower quality Municipal Bonds. Such lower quality Municipal Bonds are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited.

Ordinarily, neither Fund intends to realize significant interest income that is subject to Federal income tax. Each Fund will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in a Fund to a Federal alternative minimum tax. Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if a Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long term Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities that pay interest exempt from Federal income taxes will be considered “Municipal Bonds” for purposes of each Fund’s investment objective and policies. At times, each Fund may seek to hedge its portfolio through the use of futures transactions and options to reduce volatility in the net asset value of its shares of common stock.

 The investment grade Municipal Bonds in which each Fund primarily invests are those Municipal Bonds rated at the date of purchase in the four highest rating categories of S&P, Moody’s or Fitch or, if unrated, are considered to be of comparable quality by FAM. In the case of long term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch, and Aaa through Baa for Moody’s. In the case of short term notes, the investment grade rating categories are SP-l+ through SP-3 for S&P, MIG-1 through MIG-3 for Moody’s

19

and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. See Appendix III to this Proxy Statement and Prospectus for a description of S&P’s, Moody’s and Fitch’s ratings of Municipal Bonds. Certain Municipal Bonds may be entitled to the benefit of insurance as well as letters of credit or similar credit enhancements issued by municipal bond issuers or other financial institutions. In such instances, the Board of Directors and FAM will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provided such insurance or credit enhancement.

 As noted above, each Fund may invest up to 25% of its assets in Municipal Bonds that are rated below investment grade or, if unrated, are considered to be of comparable quality by FAM. These high yield bonds are commonly referred to as junk bonds and are regarded as predominantly speculative as to the issuer’s ability to make payments of principal and interest. Consequently, although such bonds can be expected to provide higher yields and be less subject to interest rate fluctuations, they may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. Such securities are particularly vulnerable to adverse changes in the issuer’s industry and in general economic conditions. Issuers of high yield bonds may be highly leveraged and may not have available to them more traditional methods of financing. The risk of loss due to default by the issuer is significantly greater for the holders of these bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, while the high yield bonds in which the Funds may invest normally will not include securities that, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after a Fund purchases a particular security, in which case that Fund may experience losses and incur costs.

High yield bonds frequently have call or redemption features that permit an issuer to repurchase such bonds from a Fund, which may decrease the net investment income to a Fund and dividends to shareholders in the event that a Fund is required to replace a called security with a lower yielding security. Each Fund may have difficulty disposing of certain high yield bonds because there may be a thin trading market for such securities. Reduced secondary market liquidity may have an adverse impact on market price and each Fund’s ability to dispose of particular issues when necessary to meet that Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. In addition, market quotations are generally available on many high yield bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Each Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a notice period not to exceed seven days. Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that a Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

The average maturity of each Fund’s portfolio securities will vary based upon FAM’s assessment of economic and market conditions. The net asset value of the shares of common stock of closed-end investment companies, such as the Funds, which invest primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio generally can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio generally can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Funds. See “Risk Factors and Special Considerations—Leverage.”

20

 Each Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. Also, each Fund may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. Each Fund may invest in short term, tax-exempt securities, short term U.S. Government securities, repurchase agreements or cash. Investments in such short term securities or cash will not exceed 20% of a Fund’s total assets except during interim periods pending investment of the net proceeds of public offerings of that Fund’s securities or in anticipation of the repurchase or redemption of that Fund’s securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant. The Funds do not ordinarily intend to realize significant interest income not exempt from Federal income taxes.

Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Funds are not limited by the Investment Company Act in the proportion of their respective assets that they may invest in securities of a single issuer. However, each Fund’s investments will be limited so as to qualify the Fund for the special tax treatment afforded regulated investment companies (“RICs”) under the Federal tax laws. See “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders.” Requirements for qualification as a RIC include, among others, limiting its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as “diversified” under the Investment Company Act must satisfy, among other requirements, the foregoing 5% requirement with respect to 75% of its total assets. To the extent that a Fund assumes large positions in the securities of a small number of issuers, that Fund’s yield may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Description of Municipal Bonds

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including airports, public ports, mass commuting facilities, multifamily housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax even though such bonds may be PABs. Also, for purposes of this Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income tax will be considered Municipal Bonds.

The two principal classifications of Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or “IDBs.” General obligation bonds are secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of principal and interest when due on revenue bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Each Fund may purchase Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax and may impact the overall tax liability of investors in a Fund. There is no limitation on the percentage of each Fund’s assets that may be invested in Municipal Bonds the interest on which is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax. See “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders.”

21

Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participation interests in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited tax power is pledged, a lease obligation frequently is backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the lease property, disposition of such property in the event of foreclosure might prove to be difficult and the proceeds thereof may not be sufficient to pay principal and interest when due on such obligations.

Federal tax legislation has limited the types and volume of bonds qualifying for the Federal income tax exemption of interest. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Funds.

Other Investment Policies

Each Fund has adopted certain other policies as set forth below:

Borrowings. Each Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that MuniYield is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing its own common stock or redeeming shares of preferred stock and Municipal Strategy is authorized to borrow money in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by each Fund (commonly known, as with the issuance of preferred stock, as “leveraging”) create an opportunity for greater total return since the Funds will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, such borrowings increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date a Fund enters into the commitment, and the value of the obligation will thereafter be reflected in the calculation of that Fund’s net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of a Fund will be established with its custodian, consisting of cash, cash equivalents or liquid Municipal Bonds having a market value at all times at least equal to the amount of the commitment.

 Indexed and Inverse Floating Obligations. Each Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) yielding a return based on a particular index of value or interest rates. For example, each Fund may invest in Municipal Bonds that pay interest based upon maturity of certain Municipal Bonds (and Non-Municipal Tax-Exempt Securities) and on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, that Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index including reduced or eliminated interest payments and losses of invested principal. Also, each Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed rate, long term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, each Fund may purchase inverse floating obligations with shorter term maturities or limitations on the

22

extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for each Fund that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

Call Rights. Each Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security.

Repurchase Agreements. Each Fund may invest in Municipal Bonds and U.S. Government securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. A Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of that Fund’s net assets. In the event of default by the seller under a repurchase agreement, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Information Regarding Options and Futures Transactions

Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of the common stock, the net asset value of the common stock will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. In addition, because of the leveraged nature of the common stock, hedging transactions will result in a larger impact on the net asset value of the common stock than would be the case if the common stock were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. Neither Fund is required to enter into hedging transactions and each may choose not to do so.

 Gains from transactions in options and futures contracts distributed to stockholders are taxable as ordinary income or, in certain circumstances, as long term capital gains to stockholders. See “Comparison of the Funds—Tax Treatment of Options and Futures Transactions.” In addition, in order to obtain ratings of the AMPS from one or more nationally recognized statistical rating organizations, a Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such rating organizations. See “Rating Agency Guidelines.”

The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Fund’s use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of that Fund without the approval of that Fund’s stockholders.

 Writing Covered Call Options. Each Fund is authorized to write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. Neither Fund may write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

Each Fund receives a premium from writing a call option, which increases a Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as that Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

23

Purchase of Options. Each Fund may purchase put options in connection with its hedging activities. By buying a put, a Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. Neither Fund will purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by that Fund would exceed 5% of the market value of that Fund’s total assets.

Financial Futures Contracts and Options. Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging Municipal Bonds that a Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the Municipal Bonds in which a Fund invests to make such hedging appropriate.
Over-The-Counter Options. Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller. See “Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

Restrictions on OTC Options. Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

24

Risk Factors in Financial Futures Contracts and Options Thereon. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed a “commodity pool,” as defined under such regulations, provided that such Fund adheres to certain restrictions. In particular, a Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of that Fund’s assets committed to margin and option premiums, and (ii) for non-hedging purposes, if, immediately thereafter the sum of the amount of initial margin deposits on that Fund’s existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of that Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with that Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

Although certain risks are involved in options and futures transactions, FAM believes that, because the Funds will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Funds will not subject them to certain risks associated with speculation in options and futures transactions.

The volume of trading in the exchange markets with respect to Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, no assurance can be given that viable exchange markets will continue.

Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an option or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which that Fund has an open position in an option or financial futures contract.

The liquidity of a secondary market in a financial futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

If it is not possible to close a financial futures position entered into by a Fund, that Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

25

The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, that Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund’s total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, a Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

Investment Restrictions

 The Funds have similar investment restrictions. The following are fundamental investment restrictions of MuniYield and may not be changed without the approval of the holders of a majority of the outstanding shares of common stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. These fundamental restrictions will also be the fundamental restrictions of the Combined Fund. (For this purpose and under the Investment Company Act, for the common stock and AMPS voting together as a single class “majority” means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock.) For the AMPS voting separately as a single class, “majority” means more than 50% of the outstanding AMPS MuniYield may not:
1)	Make investments for the purpose of exercising control or management.
2)	Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of MuniYield’s total assets would be invested in such securities.
3)	Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and MuniYield may purchase and sell financial futures contracts and options thereon.
4)	Issue senior securities other than preferred stock or borrow amounts in excess of 5% of its total assets taken at market value; provided, however, that MuniYield is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.
5)	Underwrite securities of other issuers except insofar as MuniYield may be deemed an underwriter under the Securities Act in selling portfolio securities.
6)	Make loans to other persons, except that MuniYield may purchase Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.
7)	Purchase any securities on margin, except that MuniYield may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by MuniYield of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).
8)	Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that MuniYield may write, purchase and sell options and futures on Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.
9)	Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of restriction (9), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

26

Municipal Strategy’s fundamental investment restrictions are the same as MuniYield’s fundamental investment restrictions (1), (3), (4), (5), (6) and (9) above. Municipal Strategy is subject to certain non-fundamental investment restrictions set forth below. Two of those restrictions (b. and c.) are similar to restrictions (7) and (8) of MuniYield.

An additional investment restriction adopted by each Fund, which may be changed by the Board of Directors without shareholder approval, provides that neither Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

Municipal Strategy has also adopted the following additional non-fundamental investment restrictions, which may be changed by its Board of Directors without shareholder approval. These restrictions provide that the Fund may not:

a.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund’s total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

b.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

c.	Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related Municipal Bonds.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

 For so long as shares of AMPS are rated by Moody’s, no Fund will change its additional investment restrictions unless it receives written confirmation from Moody’s that engaging in such transactions would not impair the rating then assigned to the shares of AMPS by Moody’s.

FAM and Merrill Lynch are owned and controlled by Merrill Lynch & Co., Inc. (“ML & Co.”). Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Funds to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order.

Rating Agency Guidelines

 Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody’s and S&P in connection with a Fund’s receipt of a rating for such shares on or prior to their date of original issue of at least aaa from Moody’s and AAA from S&P. Moody’s and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody’s and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these

27

securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody’s and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

 Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of each Fund, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by a Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody’s and S&P that any such change would not impair the ratings then assigned by Moody’s and S&P to the AMPS. See “Risk Factors and Special Considerations—Ratings Considerations.”

For so long as any shares of a Fund’s AMPS are rated by Moody’s or S&P, as the case may be, a Fund’s use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

Portfolio Composition

 There are differences in concentration among the types of securities held in the portfolio of each Fund. For MuniYield, as of July 31, 2001, approximately 94.2%, 3.3% and 2.5% of its portfolio was invested in revenue bonds, general obligation bonds and cash equivalents, respectively; for Municipal Strategy, approximately 81.0% and 19.0% of its portfolio was invested in revenue bonds and general obligation bonds, respectively.

Although the investment portfolios of the Funds must satisfy the same standards with respect to credit quality, the actual securities owned by each Fund will not be identical. As a result, there are certain differences in the composition of the two investment portfolios. The tables below set forth ratings information as of July 31, 2001 for the Municipal Bonds held by each Fund.

MuniYield

 As of July 31, 2001, approximately 96.9% and 3.1% of the market value of MuniYield’s portfolio was invested in long term municipal obligations and short term municipal obligations, respectively. The following table sets forth certain information with respect to the composition of MuniYield’s long term municipal obligation investment portfolio as of July 31, 2001.
S&P	Moody’s	Number of Issues	Value (in Thousands)	Percent
AAA	Aaa	62	$339,453	45.0%
AA	Aa	22	104,103	13.8
A	A	4	48,573	6.4
BBB	Baa	19	127,624	16.9
NR	NR	26	134,946	17.9

Total		133	$754,699	100.0%


*	Ratings: Using the higher of S&P’s or Moody’s rating on MuniYield’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Appendix III—“Ratings of Municipal Bonds and Commercial Paper.”

Municipal Strategy

 As of July 31, 2001, approximately 96.1% and 3.9% of the market value of Municipal Strategy’s portfolio was invested in long term municipal obligations and short term municipal obligations, respectively. The following table sets forth certain information with respect to the composition of Municipal Strategy’s long term municipal obligation investment portfolio as of July 31, 2001.

28

	S&P	Moody’s	Number of Issues	Value (in Thousands)	Percent
	AAA	Aaa	25	$ 61,473	52.2%
	AA	Aa	9	22,326	19.0
	A	A	1	2,638	2.2
	BBB	Baa	6	9,625	8.2
	NR	NR	14	21,616	18.4

	Total		55	$117,678	100.0%


*	Ratings: Using the higher of S&P’s or Moody’s rating on Municipal Strategy’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Appendix III—“Ratings of Municipal Bonds and Commercial Paper.”

Performance

The table below details for each Fund’s common stock the yield and tax equivalent yield for the 31 days ended May 31, 2001 and the average annual total return for one and five years ended May 31, 2001 and for the period from each Fund’s inception to May 31, 2001.

			Average Annual Total Return
	Yield—31 days ended May 31, 2001	Tax Equivalent Yield—31 days ended May 31, 2001†	One Year ended May 31, 2001	Five Years ended May 31, 2001	Since Inception to May 31, 2001
Municipal Strategy	5.27%	7.27%	12.26%	4.91%	4.52	%*
MuniYield	6.40%	8.83%	10.87%	5.17%	7.40	%**

†	Assumes a 27.5% Federal income tax rate.
*	Municipal Strategy commenced operations on November 3, 1995.
**	MuniYield commenced operations on November 29, 1991.

Portfolio Transactions

The procedures for engaging in portfolio transactions are the same for each Fund. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund’s portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not be reduced as a result of the receipt of such supplemental research information.

Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

Each Fund also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers of such securities. Because an active trading market may not exist for such securities, the prices that a Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

29

The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

Portfolio Turnover

Generally, neither Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by a Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each Fund for the periods indicated is set forth below:
	For the Six Month Period Ended April 30, 2001	For the Year Ended October 31,
	(Unaudited)	2000	1999
MuniYield	36.66%	103.44%	78.42%

	For the Six Month Period Ended April 30, 2001	For the Year Ended October 31,
	(Unaudited)	2000	1999
Municipal Strategy	20.49%	115.52%	158.57%

Net Asset Value

MuniYield determines the net asset value per share of its common stock as of the NYSE close of business on the last business day of each week. Municipal Strategy determines its net asset value as of the NYSE close of business once daily on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m. Eastern time. For purposes of determining the net asset value of a share of common stock of each Fund, the value of the securities held by a Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

The Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Market illiquidity may make it difficult for the Funds to obtain accurate quotations for its holdings of high yield Municipal Bonds. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of that Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

MuniYield determines and makes available for publication weekly the net asset value of its common stock. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

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Capital Stock

 Each Fund has outstanding both common stock and AMPS. The MuniYield Common Stock is listed on the NYSE and may be bought or sold at market price on each day the NYSE is open for trading. The shares of MuniYield Common Stock commenced trading on the NYSE on November 29, 1991. As of July 31, 2001, the net asset value per share of MuniYield Common Stock was $13.58 and the market price per share was $13.72. Municipal Strategy engages in a continuous offering of its common stock and Series A AMPS. Municipal Strategy Common Stock is not listed on any exchange and no secondary market presently exists for Municipal Strategy Common Stock, nor is it currently expected that a secondary market will develop. As of July 31, 2001, the net asset value per share of Municipal Strategy Common Stock was $9.32.

Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as common stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with each Fund’s offering of shares of AMPS, MuniYield reclassified 10,000 shares of unissued capital stock as AMPS (in connection with the Reorganization, MuniYield intends to reclassify an additional 1,720 shares of unissued capital stock as AMPS), and Municipal Strategy reclassified 40,000 shares of unissued capital stock as AMPS.

Common Stock

 Holders of each Fund’s common stock are entitled to share equally in dividends declared by a Fund’s Board of Directors payable to holders of the common stock and in the net assets of a Fund available for distribution to holders of the common stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. See “Voting Rights” and “Liquidation Rights of Holders of AMPS.” Holders of a Fund’s common stock do not have preemptive or conversion rights and shares of a Fund’s common stock are not redeemable. The outstanding shares of common stock of each Fund are fully paid and nonassessable.

So long as any shares of a Fund’s AMPS or any other preferred stock are outstanding, holders of that Fund’s common stock will not be entitled to receive any dividends of or other distributions from that Fund unless all accumulated dividends on outstanding shares of that Fund’s AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

The market price for MuniYield Common Stock on the NYSE may be at a premium above or a discount from the net asset value of the MuniYield Common Stock. Conversely, Municipal Strategy engages in a continuous offering of its common stock. In order to provide liquidity for stockholders of Municipal Strategy, the Board of Directors of the Fund considers, on a quarterly basis, whether the Fund should make a tender offer for its common stock. In a tender offer, the Fund purchases outstanding common stock at the Fund’s net asset value (less any applicable CDSC) on the last day of the offer.

 The Board of Directors of Municipal Strategy is not required to authorize the making of a tender offer and there can be no assurance that a tender offer will be made during any particular quarter. If a tender offer is not made, stockholders may be unable to sell their shares. Since the inception of Municipal Strategy, however, the Board has authorized a tender offer each quarter. If the Reorganization is completed, the tender offer that concluded on August 20, 2001 will have been the final tender offer by Municipal Strategy for its common stock.

Contingent Deferred Sales Charge

 Stockholders of MuniYield do not pay any CDSC because the Fund’s common stock trades on the NYSE. If common stockholders of Municipal Strategy sell their stock back to the Fund during a tender offer and they have held those shares for less than three years when the tender offer begins, they may have to pay a CDSC. This charge varies depending on how long a shareholder has owned the tendered shares. The amount of the charge is based on how much the shareholder paid for the tendered shares or their net asset value, whichever amount is less.

31

Preferred Stock

MuniYield currently has outstanding five series of AMPS and Municipal Strategy has outstanding one series of AMPS. The AMPS of each Fund have a similar structure. The AMPS of a Fund are shares of preferred stock of that Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. The AMPS of each Fund have a liquidation preference of $25,000 per share; the AMPS of the Funds are not traded on any stock exchange or automated quotation system. Each Fund’s AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

Auctions generally have been held and will be held every seven days for Series E AMPS of MuniYield and Municipal Strategy Series A AMPS and every twenty-eight days for Series A, B, C and D AMPS of MuniYield, unless the applicable Fund elects, subject to certain limitations, to have a special dividend period. The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction.
Auction Date	Fund	Dividend Period	Series	Dividend Rate
September 4, 2001	MuniYield	28 days	A	2.50%
August 14, 2001	MuniYield	28 days	B	2.50%
August 28, 2001	MuniYield	28 days	C	2.40%
August 28, 2001	MuniYield	28 days	D	2.40%
September 4, 2001	MuniYield	7 days	E	2.45%
August 22, 2001	Municipal Strategy	7 days	A	2.40%

Periodic auctions are conducted for the AMPS of each Fund by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer, at the annual rate of 0.25% calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund’s preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of a Fund’s AMPS equals its liquidation preference plus accumulated dividends per share.

The redemption provisions pertaining to the AMPS of each Fund are substantially similar. It is anticipated that shares of AMPS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain the asset coverage for the AMPS specified by Moody’s and S&P in connection with their issuance of ratings on the AMPS.

Certain Provisions of the Charters

 Each Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of a Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66 2/3% of the shares entitled to be voted on the matter. A Director elected by all of the holders of capital stock may be removed only by action of such holders, and a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2/3% of all of a Fund’s shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:
•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity, or

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•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or
•	a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Fund’s shares of preferred stock then entitled to be voted thereon, including the AMPS, voting as a separate class.

In addition, conversion of a Fund to an open-end investment company would require an amendment to that Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of a Fund’s outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and the affirmative vote of at least a majority of outstanding shares of preferred stock of that Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the common stock no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of a Fund’s investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

The Board of Directors of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the Commission for the full text of these provisions.

Management of the Funds

 Directors and Officers. The Board of Directors of MuniYield currently consists of six persons, five of whom are not “interested persons,” as defined in the Investment Company Act, of MuniYield. The Board of Directors of Municipal Strategy currently consists of eight persons, seven of whom are not “interested persons” of Municipal Strategy. Terry K. Glenn serves as President and a Director of each Fund. The Directors of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. The Funds share some of the same officers. For further information regarding the Directors and officers of each Fund, see Appendix I—“Information Pertaining to Each Fund.”

Roberto W. Roffo currently manages the investment portfolio of each Fund and will manage the Combined Fund after the Reorganization. The portfolio manager is primarily responsible for the day to day management of the applicable Fund’s portfolio. Biographical information about Mr. Roffo is contained in Appendix I to this Proxy Statement and Prospectus.

 Advisory and Administrative Arrangements. FAM, which is owned and controlled by ML & Co., serves as the investment adviser for MuniYield and Municipal Strategy pursuant to separate investment advisory agreements that are substantially similar, except for certain provisions in the investment advisory agreement for MuniYield relating to FAM’s provision of administrative services to MuniYield. FAM provides each Fund with the same investment advisory and management services. As of July 2001, FAM and its affiliates had a total of approximately $535.5 billion in investment company and other portfolio assets under management (approximately $24.6 billion of which were invested in municipal securities). This amount includes assets managed for certain affiliates of FAM. FAM was organized as an investment adviser in 1977 and offers

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investment advisory services to more than 50 registered investment companies. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Each Fund’s investment advisory agreement with FAM (each, an “Investment Advisory Agreement”) provides that, subject to the supervision of the Board of Directors of each Fund, FAM is responsible for the actual management of each Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of that Fund.

FAM provides the portfolio management for each Fund. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

For the investment advisory services pursuant to each Fund’s Investment Advisory Agreement, each Fund pays a monthly fee at an annual rate of 0.50% of its average net assets. MuniYield’s average net assets are computed on a weekly basis and Municipal Strategy’s average net assets are computed on a daily basis (i.e., the average weekly or daily value, as applicable, of the total assets of a Fund, including assets acquired from the sale of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of preferred stock). For purposes of this calculation, average weekly or daily net assets, as applicable, are determined at the end of each month on the basis of the average net assets of the Fund for each week or day, as applicable during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. The average daily net assets are determined at the end of each month on the basis of the average net assets of Municipal Strategy for each day during the month.

Since the commencement of operations of Municipal Strategy to the present, FAM has waived a portion of its advisory fee and/or reimbursed certain other expenses. The fee waiver and/or expense reimbursement with respect to Municipal Strategy is voluntary and may be reduced or discontinued by FAM at any time without notice to stockholders. After the Reorganization, the Combined Fund is expected to pay FAM a monthly fee at the annual rate of 0.50% of its average weekly net assets, including proceeds from the issuance of AMPS, as described above.

 For the fiscal years ended October 31, 1998, 1999 and 2000 and for the six month period ended April 30, 2001, the fees paid by MuniYield to FAM pursuant to the Investment Advisory Agreement were $4,261,373, $4,104,482, $3,743,649 and $1,877,871, respectively (such fees based on average weekly net assets of approximately $854.2 million, $825.2 million, $748.9 million and $757.5 million, respectively). For the fiscal years ended October 31, 1998, 1999 and 2000 and for the six month period ended April 30, 2001, the fees paid by Municipal Strategy to FAM pursuant to the Investment Advisory Agreement were $787,978, $852,812, $746,301 and $307,998, respectively (such fees based on average daily net assets of approximately $158.0 million, $171.0 million, $149.3 million and $124.2 million, respectively). For the fiscal years ended October 31, 1998, 1999 and 2000 and for the six month period ended April 30, 2001, FAM voluntarily waived $204,377, $170,562, $149,260 and $61,600, respectively, of the fees payable by Municipal Strategy pursuant to its Investment Advisory Agreement.

Administrative Services and Fees. Under the terms of the administration agreement between Municipal Strategy and FAM (the “Administration Agreement”), FAM also performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of Municipal Strategy, including administering shareholder accounts and handling shareholder relations. Pursuant to the MuniYield Investment Advisory Agreement, FAM provides similar services for MuniYield.

For administrative services, Municipal Strategy pays FAM a monthly fee at an annual rate of 0.25% of the Fund’s average daily net assets determined in the same manner as the fee payable by the Fund under the Investment Advisory Agreement. FAM may pay a portion of the fee received pursuant to the Administration Agreement to its affiliate, Merrill Lynch, for administrative services rendered in connection with the AMPS or other preferred stock of the Fund. MuniYield does not pay a separate administrative fee to FAM. After the Reorganization, the Combined Fund also will not pay a separate administrative fee to FAM.

 For the fiscal years ended October 31, 1998, 1999 and 2000 and for the six month period ended April 30, 2001, the fees paid by Municipal Strategy pursuant to the Administration Agreement were $393,989, $426,406,

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$373,150 and $153,999, respectively (such fees based on average daily net assets of approximately $158.0 million, $171.0 million, $149.3 million and $124.2 million, respectively).

Payment of Fund Expenses. Each Fund’s Investment Advisory Agreement obligates FAM to provide investment advisory services and, in the case of MuniYield, administrative services to the Fund. Under MuniYield’s Investment Advisory Agreement, FAM pays all compensation of and furnishes office space for officers and employees of MuniYield connected with investment and economic research, trading and investment management of MuniYield, as well as the compensation of all Directors of MuniYield who are affiliated persons of FAM or any of its affiliates. Under Municipal Strategy’s Investment Advisory Agreement, FAM pays all compensation of officers and employees of the Fund as well as the fees of all Directors who are affiliated persons of ML & Co. or its subsidiaries.

Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund.

Accounting Services. Each Fund entered into a separate agreement with State Street Bank and Trust Company (“State Street”), effective January 1, 2001, pursuant to which State Street provides certain accounting services to each Fund. Each Fund pays a fee for these services. Prior to January 1, 2001, FAM provided accounting services to each Fund and was reimbursed by each Fund in connection with such services. FAM continues to provide certain accounting services to each Fund and MuniYield and Municipal Strategy reimburse FAM for these services.

The table below shows the amounts paid by each Fund to State Street and to FAM for the periods indicated.
MuniYield
Period	Paid to State Street		Paid to FAM
Fiscal year ended October 31, 1998	N/A		$86,625
Fiscal year ended October 31, 1999	N/A		$103,026
Fiscal year ended October 31, 2000	N/A		$115,121
For the six months ended April 30, 2001	$70,706	*	$54,031

Municipal Strategy
Period	Paid to State Street		Paid to FAM
Fiscal year ended October 31, 1998	N/A		$65,847
Fiscal year ended October 31, 1999	N/A		$55,031
Fiscal year ended October 31, 2000	N/A		$86,990
For the six months ended April 30, 2001	$11,318	*	$8,000

*	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

Duration and Termination of Investment Advisory and Administration Agreements. Unless earlier terminated as described below, the Investment Advisory Agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of a Fund’s Common Stock and AMPS, voting together as a single class, and (b) by a majority of the Directors of a Fund who are not parties to such contract or “interested persons,” as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund. Municipal Strategy’s Administration Agreement is subject to the same duration and termination requirements.

 Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected

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by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Code of Ethics

 The Board of Directors of each Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that covers each Fund, MLIM, FAM and FAMD. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

Voting Rights

Voting rights are identical for the holders of shares of each Fund’s common stock. Holders of each Fund’s common stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of the Fund’s AMPS or other preferred stock on each matter submitted to a vote of holders of common stock, except as set forth below.

Voting rights of the holders of each Fund’s AMPS are identical. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund’s AMPS will be entitled to one vote per share on each matter submitted to a vote of a Fund’s stockholders and will vote together with the holders of shares of a Fund’s common stock as a single class.

The shares of each Fund’s common stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund’s common stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund’s common stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

In connection with the election of a Fund’s Directors, holders of shares of a Fund’s AMPS, voting separately as a class, shall be entitled at all times to elect two of that Fund’s Directors, and the remaining Directors will be elected by holders of shares of that Fund’s common stock and shares of that Fund’s AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of a Fund’s AMPS shall be unpaid in an amount equal to at least two full years’ dividends thereon or if at any time holders of any shares of a Fund’s preferred stock are entitled, together with the holders of shares of that Fund’s AMPS, to elect a majority of the Directors of that Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of that Fund’s AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If a Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of common stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

The affirmative vote of the holders of a majority of the outstanding shares of a Fund’s AMPS, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation, (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock, (iii) approve any plan of reorganization adversely affecting such AMPS or (iv) take any action to change a Fund’s investment policies requiring a vote of stockholders under Section 13(a) of the Investment Company Act.

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Stockholder Inquiries

Stockholder inquiries with respect to any Fund may be addressed to such Fund by telephone at 1-609-282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

Dividends and Distributions

The Funds’ current policies with respect to dividends and distributions relating to shares of their common stock are identical. Each Fund intends to distribute substantially all its net investment income monthly to holders of a Fund’s common stock. As long as any preferred stock is outstanding, monthly distributions to holders of a Fund’s common stock normally consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distribution) on the Fund’s AMPS. All net realized long term or short term capital gains, if any, are distributed pro rata at least annually to holders of shares of a Fund’s common stock and AMPS. While any shares of a Fund’s AMPS are outstanding, that Fund may not declare any cash dividend or other distribution on its common stock, unless at the time of such declaration (1) all accumulated dividends on its AMPS, including any Additional Distribution, have been paid, and (2) the net asset value of its portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding shares of AMPS (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Additional Distribution). If a Fund’s ability to make distributions on its common stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for holders of common stock and AMPS. See “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders.”

Similarly, the Funds’ current policies with respect to dividends and distributions on shares of their AMPS are identical. The holders of shares of a Fund’s AMPS are entitled to receive, when, as and if declared by the Fund’s Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund’s shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on that Fund’s common stock, and (ii) to the extent permitted under the Internal Revenue Code of 1986, as amended (the “Code”) and to the extent available, out of net tax-exempt income earned on the Fund’s investments. Dividends for each Fund’s AMPS are paid through The Depository Trust Company (“DTC”) (or a successor securities depository) on each dividend payment date. DTC’s normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither of the Funds intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund’s AMPS which may be in arrears.

 Dividends paid by each Fund, to the extent paid from tax-exempt income earned on Municipal Bonds, are exempt from Federal income tax, subject to the possible application of a Federal alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal income tax, if any, proportionately between shares of its common stock and shares of its AMPS in accordance with the current position of the IRS described herein. See “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders.” Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund’s AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund’s AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.

For information concerning the manner in which dividends and distributions to holders of each Fund’s common stock may be reinvested automatically in shares of a Fund’s common stock, see “—Automatic Dividend Reinvestment Plan.” Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

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If a Fund retroactively allocates any net capital gains or other income subject to regular Federal income tax to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, such Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will a Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

Automatic Dividend Reinvestment Plan

 Pursuant to each Fund’s Automatic Dividend Reinvestment Plan (each, a “Plan”), unless a holder of a Fund’s common stock is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by either BONY, as agent for MuniYield stockholders in administering the Plan, or Financial Data Services, Inc. (“FDS”), as agent for stockholders of Municipal Strategy in administering the Plan (each, a “Plan Agent”), in additional shares of the applicable Fund’s common stock. Certain provisions of each Plan are different because only MuniYield shares are exchange-listed while Municipal Strategy shares are continuously offered by Municipal Strategy. After the Reorganization, the Combined Fund will use the MuniYield Plan and BONY will be the Plan Agent. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in a Fund’s dividend reinvestment plan. Holders of a Fund’s common stock who are ineligible or elect not to participate in a Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by BONY or FDS, as applicable, as dividend paying agent. Such stockholders may elect not to participate in a Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BONY for MuniYield or by sending written notification or calling (1-800-MER-FUND) to FDS for Municipal Strategy, at the addresses set forth below. Participation in each Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the applicable Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

The applicable Plan Agent maintains all stockholders’ accounts in a Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the applicable Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased or received pursuant to a Plan. The applicable Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to a Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the applicable Plan Agent will administer a Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in that Plan.

The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders.”

There are no brokerage charges with respect to shares issued directly by either Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant in the MuniYield Plan pays a pro rata share of brokerage commissions incurred with respect to any open-market purchases by the Plan Agent in connection with the reinvestment of dividends as described below.

Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in a Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

MuniYield

Under the MuniYield Plan, whenever MuniYield declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in its Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund’s common stock. The shares

38

are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of MuniYield Common Stock from MuniYield (“newly issued shares”) or (ii) by purchase of outstanding shares of MuniYield Common Stock on the open market (“open-market purchases”), on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share of MuniYield Common Stock is equal to or less than the market price per share of MuniYield Common Stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent invests the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of MuniYield Common Stock to be credited to the participant’s account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

 In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. MuniYield intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of MuniYield Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of MuniYield shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, MuniYield’s Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price (plus commissions) of shares of MuniYield Common Stock is higher than the net asset value of such shares, participants in the Plan receive shares of MuniYield Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is lower than the net asset value of such shares, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since MuniYield normally does not redeem its shares, the price on resale may be more or less than the net asset value. See “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders” for a discussion of the tax consequences of the Plans.

Municipal Strategy

 Under the Municipal Strategy Plan, Municipal Strategy always issues newly issued shares at net asset value. No CDSC is imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Prior to the Reorganization, Municipal Strategy stockholders should direct all correspondence to the Plan Agent for Municipal Strategy as follows: Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. After the Reorganization, Municipal Strategy common stockholders will own shares of MuniYield and will be subject to the MuniYield Plan.

After the Reorganization, a holder of shares of Municipal Strategy who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares in Municipal Strategy and in MuniYield, after the Reorganization, the stockholder’s election with respect to the dividends of MuniYield will control unless the stockholder specifically elects a different option at that time. Following the Reorganization, all correspondence should be directed to the Plan Agent for MuniYield as follows: The Bank of New York, 101 Barclay Street, New York, New York 10286.

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Mutual Fund Investment Option

A holder of MuniYield Common Stock, who purchased his or her shares through Merrill Lynch in the initial public offering of MuniYield Common Stock, has the right to reinvest the net proceeds from a sale of such shares in Class A shares of certain eligible Merrill Lynch-sponsored open-end funds at their net asset value, without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of Municipal Strategy Common Stock has an investment option consisting of the right to reinvest the net proceeds from a sale of shares of Municipal Strategy Common Stock in a tender offer by Municipal Strategy in Class D shares of certain eligible Merrill Lynch-sponsored open-end funds at their net asset value, without the imposition of a sales charge, if certain conditions are met. If the Reorganization is consummated, a holder of Municipal Strategy Common Stock will have the same investment option as a holder of MuniYield Common Stock who purchased his or her shares through Merrill Lynch in the initial public offering of MuniYield Common Stock as described above.

Liquidation Rights of Holders of AMPS

Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of shares of that Fund’s AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of that Fund’s common stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If the assets of a Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidation distribution to which they are entitled, the holders of shares of a Fund’s AMPS will not be entitled to any further participation in any distribution of assets by that Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of that Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of that Fund for this purpose.

Tax Rules Applicable to the Funds and Their Stockholders

The tax consequences of investing in shares of common stock or AMPS of each Fund are substantially similar. The Funds have elected and qualified since inception for the special tax treatment afforded RICs under the Code. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. MuniYield intends to continue to distribute substantially all of its income following the Reorganization.

Each Fund is qualified to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), that Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by a Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund’s stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds from an issue of IDBs or PABs, if any, held by a Fund.

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The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding AMPS of each Fund, as well as the MuniYield Series F AMPS to be issued by MuniYield, are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Sidley Austin Brown & Wood LLP, counsel to the Funds, the shares of each Fund’s currently outstanding AMPS, as well as the MuniYield Series F AMPS to be issued by MuniYield, constitute stock, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

To the extent that a Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered taxable ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, a Fund provides its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.

A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under the Automatic Dividend Reinvestment Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All or a portion of a Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long-term capital loss to the extent of exempt-interest dividends received by the stockholder. In addition, such loss is disallowed to the extent of any capital gain dividends received by the stockholder. Distributions in excess of a Fund’s earnings and profits first will reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when common stock and one or more series of AMPS are outstanding, each Fund designates distributions made to the classes as consisting of particular types of income in accordance with each class’s proportionate share of such income. After the Reorganization, MuniYield will, likewise, so designate distributions with respect to its common stock and its AMPS, Series A, B, C, D, E and F. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The

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amount of net capital gains and ordinary income allocable to shares of a Fund’s AMPS (the “taxable distribution”) depends upon the amount of such gains and income realized by that Fund and the total dividends paid on shares of its common stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.

In the opinion of Sidley Austin Brown & Wood LLP, counsel to both Funds, under current law the manner in which each Fund allocates, and MuniYield will allocate, items of tax-exempt income, net capital gains, and other taxable income, if any, among shares of common stock and outstanding AMPS (including, for MuniYield, its Series A, Series B, Series C, Series D and Series E AMPS and, after the Reorganization, the newly issued Series F AMPS) will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund’s calculation of each class’ allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund’s method for allocating tax-exempt income, net capital gains and other taxable income among shares of common stock and the outstanding series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel’s opinion and attempt to reallocate a Fund’s net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to the affected stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on all reallocated taxable income. Sidley Austin Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court its allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Sidley Austin Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on “activity bonds” issued after August 7, 1986. As set forth above, “private activity bonds” are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference” which could subject investors in such bonds, including stockholders of the Funds, to an increased Federal alternative minimum tax. Each Fund purchases such “private activity bonds” and reports to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.

Each Fund may invest in high yield securities or junk bonds. Furthermore, the Funds may also invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments (“nontraditional instruments”). These investments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such junk bonds and/or nontraditional instruments could be recharacterized as taxable ordinary income.

If at any time when shares of AMPS are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, that Fund will be required to suspend distributions to holders of its common stock until the asset coverage is restored. See “Dividends and Distributions.” This may prevent a Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize that Fund’s qualification for taxation as a RIC. If a Fund were to fail to qualify as a RIC, some or all of the distributions paid by that Fund would be fully taxable to stockholders for Federal income tax purposes. Upon any failure to meet the asset

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coverage requirements of the Investment Company Act, a Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to that Fund and its stockholders of failing to qualify as a RIC. No assurance can be given, however, that any such action would achieve such objectives.

As noted above, a Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Funds have issued and that MuniYield contemplates issuing may raise a question as to whether distributions on such preferred stock are “preferential” under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised the Funds that the outstanding preferred stock and the preferred stock to be issued by MuniYield will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion when it issues such preferred stock, no assurance can be given that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Funds could be disqualified as RICs. In this case, dividends paid by the Funds on the common stock and the AMPS would not be exempt from Federal income taxes. Additionally, the Funds would be subject to a Federal alternative minimum tax.

Under certain circumstances when a Fund is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of shares of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Funds treat and MuniYield intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by a Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

The value of shares acquired pursuant to a Fund’s dividend reinvestment plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, at a time when a Fund’s shares are trading at a premium over net asset value, MuniYield issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of such Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in a Fund’s dividend reinvestment plan. Thus, stockholders who do not participate in the dividend reinvestment plan of a Fund, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

Under certain provisions of the Code, some stockholders may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to that Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

Tax Treatment of Options and Futures Transactions

Each Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such

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options and financial futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year (i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year), and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of a Fund’s sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

AGREEMENT AND PLAN OF REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Appendix II), MuniYield will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Municipal Strategy in return solely for shares of MuniYield Common Stock and MuniYield Series F AMPS to be issued by MuniYield. The number of full shares of MuniYield Common Stock issued to Municipal Strategy will have an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of Municipal Strategy Common Stock, and the number of shares of MuniYield Series F AMPS issued to Municipal Strategy will have an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of the outstanding shares of Municipal Strategy Series A AMPS. Upon receipt by Municipal Strategy of such shares, Municipal Strategy will (i) distribute the shares of MuniYield Common Stock to the holders of Municipal Strategy Common Stock (plus cash in lieu of fractional shares) in return for their shares of Municipal Strategy Common Stock, and (ii) distribute the shares of MuniYield Series F AMPS to the holders of Municipal Strategy Series A AMPS in return for their shares of Municipal Strategy Series A AMPS. MuniYield will file Articles Supplementary establishing the powers, rights and preferences of the MuniYield Series F AMPS with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”) prior to the closing of the Reorganization. As soon as practicable after the date that the Reorganization takes place (the “Closing Date”), Municipal Strategy will file Articles of Dissolution with the Maryland Department to effect the formal dissolution of such Fund, and will dissolve and deregister as an investment company under the Investment Company Act.

 Municipal Strategy will distribute the shares of MuniYield Common Stock (plus cash in lieu of fractional shares) and the shares of MuniYield Series F AMPS received by it pro rata to its holders of record of common stock and AMPS, as applicable, in return for such stockholders’ shares in Municipal Strategy. Such distribution will be accomplished by opening new accounts on the books of MuniYield in the names of the common and preferred stockholders of Municipal Strategy and transferring to those stockholder accounts the MuniYield Common Stock or MuniYield Series F AMPS previously credited on those books to the accounts of Municipal Strategy. Each newly-opened account on the books of MuniYield for the previous holders of Municipal Strategy Common Stock would represent the respective pro rata number of shares of MuniYield Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of common stock. No fractional shares of MuniYield Common Stock will be issued. In lieu thereof, MuniYield’s Transfer Agent will aggregate all fractional shares of MuniYield Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the stock certificates representing shares of Municipal Strategy Common Stock. Similarly, each newly-opened account on the books of MuniYield for the previous holders of Municipal Strategy AMPS would represent the respective pro rata number of shares of MuniYield Series F AMPS due such holder of AMPS. See “Surrender and Exchange of Stock Certificates” for a

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description of the procedures to be followed by the stockholders of Municipal Strategy to obtain their MuniYield Common Stock (and cash in lieu of fractional shares, if any). Because AMPS are held in “street name” by DTC, all transfers with respect to AMPS are accomplished by book entry.

Accordingly, as a result of the Reorganization, every holder of Municipal Strategy Common Stock would own shares of MuniYield Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that stockholder’s Municipal Strategy Common Stock immediately prior to the Closing Date. Since the MuniYield Common Stock would be issued at net asset value and the shares of Municipal Strategy Common Stock would be valued at net asset value for the purposes of the exchange, the interests of common stockholders of neither Fund will be diluted as a result of the Reorganization. Similarly, since the MuniYield Series F AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the AMPS of Municipal Strategy, the interests of the AMPS stockholders of neither Fund will be diluted as a result of the Reorganization. However, as a result of the Reorganization, stockholders of both Funds likely will hold a reduced percentage of ownership in the Combined Fund than he or she held in MuniYield or Municipal Strategy.

Procedure

At separate meetings of the Boards of Directors of Municipal Strategy and MuniYield, each Board, including all of the Directors who are not “interested persons” of the applicable Fund, unanimously approved the Agreement and Plan. The Board of Directors of Municipal Strategy, including all of the Directors who are not “interested persons” also approved the submission of such Agreement and Plan to the Municipal Strategy stockholders for approval.

The Board of Directors of MuniYield approved the filing of Articles Supplementary establishing the powers, rights and preferences of the MuniYield Series F AMPS in order that they may be distributed to holders of AMPS of Municipal Strategy as part of the Reorganization.

As a result of such Board approvals, Municipal Strategy has filed this proxy statement with the Commission soliciting a vote of the Municipal Strategy stockholders to approve the Reorganization. The costs of such solicitation will be deducted from the assets of Municipal Strategy as of the Valuation Time as defined below. A special meeting of Municipal Strategy stockholders will be held on October 24, 2001. If the stockholders of Municipal Strategy approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan.

The Board of Directors of Municipal Strategy recommends that the stockholders of Municipal Strategy approve the Agreement and Plan.

Terms of the Agreement and Plan of Reorganization

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Appendix II.

Valuation of Assets and Liabilities. The respective assets of each Fund will be valued on the business day prior to the Closing Date (the “Valuation Date”). The valuation procedures are the same for each Fund: the net asset value per share of the common stock of each Fund will be determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date (the “Valuation Time”). For the purpose of determining the net asset value of a share of common stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus (i) all liabilities (including accrued expenses) and (ii) the aggregate liquidation value of the outstanding shares of AMPS of the issuing Fund, is divided by the total number of shares of common stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

The Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as

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determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by each Board of Directors.

Distribution of MuniYield Common Stock and MuniYield Series F AMPS. On the Closing Date, MuniYield will issue to Municipal Strategy a number of full shares of MuniYield Common Stock the aggregate net asset value of which will equal the aggregate net asset value of shares of Municipal Strategy Common Stock on the Valuation Date. Each holder of Municipal Strategy Common Stock will receive the number of full shares of MuniYield Common Stock (plus cash in lieu of fractional shares) corresponding to his or her proportionate interest in the respective aggregate net asset value of the Municipal Strategy Common Stock.

On the Closing Date, MuniYield also will issue to Municipal Strategy a number of shares of MuniYield Series F AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of Municipal Strategy Series A AMPS on the Valuation Date. Each holder of Municipal Strategy Series A AMPS will receive the number of shares of MuniYield Series F AMPS corresponding to his or her proportionate interest in the aggregate liquidation preference and value of the Municipal Strategy Series A AMPS. No sales charge or fee of any kind will be charged to stockholders of Municipal Strategy in connection with their receipt of MuniYield Common Stock or MuniYield Series F AMPS in the Reorganization. No CDSC will apply to shares of MuniYield Common Stock issued to Municipal Strategy in the Reorganization, nor will any CDSC be due on the shares of Municipal Strategy Common Stock in connection with the Reorganization. It is anticipated that the auction for MuniYield Series F AMPS will be held on Wednesday. The auction procedures for all of the AMPS are substantially similar. As a result of the Reorganization, the last dividend period for the AMPS of Municipal Strategy prior to the Closing Date will be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.
Expenses. The expenses of the Reorganization that are directly attributable to Municipal Strategy and the conduct of its business will be deducted from the assets of Municipal Strategy as of the Valuation Time. These expenses are expected to include transfer agent fees, the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the Meeting, the expenses related to the solicitation of proxies to be voted at the Meeting and a portion of the expenses incurred in printing the registration statement on Form N-14 of which this Proxy Statement and Prospectus is a part (the “N-14 Registration Statement”). FAM has agreed to bear the expenses of the Reorganization that are directly attributable to MuniYield and the conduct of its business. The expenses attributable to MuniYield include fees, if any, of the rating agencies with respect to the MuniYield Series F AMPS, the costs of printing stock certificates, transfer agent fees, and a portion of the expenses incurred in printing the N-14 Registration Statement. Certain other expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of the Agreement and Plan, legal fees, audit fees and any listing or registration fees, will be borne equally by Municipal Strategy and by FAM, which has agreed to bear such expenses on behalf of MuniYield.

As of July 31, 2001, the expenses of the Reorganization attributable to Municipal Strategy are estimated to be approximately $125,800 and the expenses of the Reorganization attributable to MuniYield are estimated to be approximately $95,400.

Required Approvals. Under the Charter of Municipal Strategy (including Articles Supplementary establishing the powers, rights and preferences of the Municipal Strategy Series A AMPS) and relevant Maryland law, stockholder approval of the Agreement and Plan requires the affirmative vote of stockholders of Municipal Strategy representing more than 50% of the outstanding shares of Municipal Strategy Common Stock and Municipal Strategy Series A AMPS, voting together as a single class, and more than 50% of the outstanding shares of Municipal Strategy Series A AMPS, voting separately as a class.

Deregistration and Dissolution. Following the transfer of the assets and liabilities of Municipal Strategy and the distribution of shares of MuniYield Common Stock and MuniYield Series F AMPS to Municipal Strategy stockholders, in accordance with the foregoing, Municipal Strategy will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

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Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan are subject to various conditions, including the N-14 Registration Statement being declared effective by the Commission, approval by the stockholders of Municipal Strategy as described above, an opinion of counsel being received with respect to certain tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement, Termination. Under the Agreement and Plan, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either Fund) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Directors of the Funds and (ii) by the Board of Directors of either Fund if any condition to that Fund’s obligations set forth in the Agreement and Plan has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders as a Result of the Reorganization

 In approving the Reorganization, the Board of Directors of Municipal Strategy identified certain potential benefits for Municipal Strategy common stockholders that are likely to result from the Reorganization, including, among other things, that (i) Municipal Strategy common stockholders will be invested in a substantially larger non-diversified, leveraged, closed-end fund with an investment objective and investment policies substantially similar to Municipal Strategy’s investment objective and policies, (ii) Municipal Strategy common stockholders will experience lower expenses per share, economies of scale and greater flexibility in portfolio management, (iii) the Combined Fund will not pay the administrative fee currently paid by Municipal Strategy, (iv) Municipal Strategy common stockholders will no longer be subject to the expenses associated with Municipal Strategy’s required yearly prospectus updates, (v) Municipal Strategy common stockholders will no longer be subject to the expenses of conducting quarterly tender offers, (vi) Municipal Strategy common stockholders will no longer be subject to a CDSC that currently applies upon the sale of shares held for less than three years, and (vii) Municipal Strategy common stockholders will be able to sell their shares on each day that the NYSE is open for trading, although any such sales will be made at the then current market price, which may be at a premium above or a discount from the Combined Fund’s net asset value and may be subject to brokerage commissions or other charges. While Municipal Strategy stockholders will no longer be able to tender their shares to the Fund at net asset value (less any applicable CDSC) on a quarterly basis, the Directors believe the potential benefits of the Reorganization make it in the best interests of Municipal Strategy and its stockholders.

The Board of Directors of Municipal Strategy considered, among other things, that Municipal Strategy common stockholders should experience an additional benefit because certain fixed costs, such as the costs of printing stockholder reports, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, resulting in an expense ratio for the Combined Fund that is lower than Municipal Strategy’s current expense ratio. Due to the larger asset base, the Combined Fund may also experience economies of scale and greater flexibility in portfolio management.

Although the pro forma total operating expense ratio of the Combined Fund is not expected to be significantly lower than MuniYield’s current operating expense ratio, MuniYield common stockholders will not be adversely affected by the Reorganization since FAM has agreed to bear all Reorganization expenses attributable to MuniYield and MuniYield may otherwise benefit from an increase in the Combined Fund’s level of net assets.

It is not anticipated that the Reorganization will directly benefit the holders of shares of any series of AMPS of either Fund. However, the Reorganization will not adversely affect the holders of shares of any series of AMPS of either Fund. The expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

The Boards considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds’ portfolios of Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Boards noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use

47

of substantially the same management personnel and their similar portfolios of Municipal Bonds. The Boards also considered the relative tax positions of the portfolios of the Funds. As of May 31, 2001, each Fund had net realized capital losses that, subject to certain limitations, can be shared by the stockholders of the Combined Fund. Please see “Pro Forma Combined Statement of Assets, Liabilities and Capital.” As a result of the Reorganization and subject to certain limitations, the stockholders of each Fund may benefit from the ability of the Combined Fund to use the net realized capital losses of the Funds to offset future net realized capital gains of the Combined Fund, if any. Based on these factors, among others, the Board of Directors of Municipal Strategy concluded that the Reorganization will potentially benefit the stockholders of Municipal Strategy in that it (i) presents no significant risks that would outweigh the benefits discussed above, (ii) involves minimal costs (including relatively minor legal, accounting and administrative costs) and (iii) does not adversely affect the stockholders of Municipal Strategy Series A AMPS. The Board of Directors of MuniYield concluded that, although the pro forma total operating expense ratio of the Combined Fund is not expected to be significantly lower than MuniYield’s current operating expense ratio, (i) MuniYield common stockholders will not be adversely affected by the Reorganization since (a) FAM has agreed to bear all Reorganization expenses attributable to MuniYield, and (b) MuniYield may otherwise benefit from an increase in the Combined Fund’s level of net assets, and (ii) the Reorganization does not adversely affect the stockholders of MuniYield AMPS.

In the past, FAM has voluntarily waived a portion of its advisory fee and/or reimbursed certain other expenses with respect to Municipal Strategy. FAM has not waived fees or reimbursed expenses with respect to MuniYield and it is not anticipated that FAM will waive its advisory fee and/or reimburse expenses with respect to the Combined Fund on an ongoing basis. Total annualized operating expense ratios for MuniYield, Municipal Strategy (excluding advisory fee waivers and/or expense reimbursements) and the Combined Fund based on their respective average net assets (excluding assets attributable to AMPS) for the six month period ended April 30, 2001 are summarized below.
	Average Net Assets (Excluding Assets Attributable to AMPS) for the Six Month Period ended April 30, 2001	Total Annualized Operating Expense Ratio
MuniYield	$507,503,509	1.00%
Municipal Strategy	$ 81,220,051	2.05%*
Combined Fund**	$588,723,560	0.99%

*	Including fee waivers and/or expense reimbursements applicable to Municipal Strategy, the total annualized operating expense ratio for Municipal Strategy would have been 1.90%.
**	Assumes that the Reorganization had taken place on April 30, 2001.

Total annualized operating expense ratios for MuniYield, Municipal Strategy (excluding advisory fee waivers and/or expense reimbursements) and the Combined Fund based on their respective average net assets (including assets attributable to AMPS) for the six month period ended April 30, 2001 are summarized below.

	Average Net Assets (Including Assets Attributable to AMPS) for the Six Month Period ended April 30, 2001	Total Annualized Operating Expense Ratio
MuniYield	$757,503,509	0.67%
Municipal Strategy	$124,220,051	1.34%*
Combined Fund**	$881,723,560	0.66%

*	Including fee waivers and/or expense reimbursements applicable to Municipal Strategy, the total annualized operating expense ratio for Municipal Strategy would have been 1.24%.
**	Assumes that the Reorganization had taken place on April 30, 2001.

 MuniYield may otherwise benefit from an increase in its level of net assets. The Combined Fund would have had net assets of approximately $896 million assuming that the Reorganization had taken place on July 31, 2001. A larger asset base should provide benefits in portfolio management. After the Reorganization, the Combined Fund should be able to purchase larger amounts of Municipal Bonds at more favorable prices than either Fund separately and, with this greater purchasing power, request improvements in the terms of the Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

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In approving the Reorganization, the Board of Directors of each Fund determined that the Reorganization is in the best interests of the stockholders of that Fund because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the potential benefits discussed above and because, with respect to net asset value, the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization.

Surrender and Exchange of Stock Certificates

After the Closing Date, each holder of an outstanding certificate or certificates formerly representing shares of Municipal Strategy Common Stock will be entitled to receive, upon surrender of their certificate or certificates, a certificate or certificates representing the number of shares of MuniYield Common Stock distributable with respect to such holder’s shares of Municipal Strategy Common Stock, together with cash in lieu of any fractional shares of common stock. Promptly after the Closing Date, the transfer agent for MuniYield Common Stock will mail to each holder of certificates formerly representing shares of Municipal Strategy Common Stock a letter of transmittal for use in surrendering their certificates for certificates representing shares of MuniYield Common Stock and cash in lieu of any fractional shares of common stock.

Shares of AMPS are held in “street name” by DTC, and all transfers will be accomplished by book entry. Surrender of physical certificates for AMPS is not required.
If Prior To The Reorganization You Held:	After The Reorganization, You Will Hold:
Municipal Strategy Common Stock	MuniYield Common Stock
Municipal Strategy Series A AMPS	MuniYield Series F AMPS

Please do not send in any stock certificates at this time. Upon consummation of the Reorganization, Municipal Strategy common stockholders will be furnished with instructions for exchanging their stock certificates for MuniYield stock certificates and, if applicable, cash in lieu of fractional shares of MuniYield Common Stock.

From and after the Closing Date, certificates formerly representing shares of Municipal Strategy Common Stock will be deemed for all purposes to evidence ownership of the number of full shares of MuniYield Common Stock distributable with respect to the shares of Municipal Strategy held before the Reorganization as described above and as shown in the table above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of Municipal Strategy Common Stock as of any date subsequent to the Closing Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of MuniYield Common Stock, as of any date after the Closing Date and prior to the exchange of certificates by any stockholder of Municipal Strategy, will be paid to such stockholder, without interest, at the time such stockholder surrenders the stock certificates for exchange.

From and after the Closing Date, there will be no transfers on the stock transfer books of Municipal Strategy. If, after the Closing Date, certificates representing shares of Municipal Strategy Common Stock are presented to MuniYield, they will be canceled and exchanged for certificates representing MuniYield Common Stock, and cash in lieu of fractional shares of common stock, if any, distributable with respect to such common stock in the Reorganization.

Tax Consequences of the Reorganization

 Summary. MuniYield and Municipal Strategy will receive an opnion of counsel with respect to the Reorganization to the effect that, among other things, neither MuniYield nor Municipal Strategy will recognize a gain or loss on the transaction and Municipal Strategy stockholders will not recognize gain or loss on the transaction (except to the extent Municipal Strategy stockholders receive cash in lieu of fractional shares).

Municipal Strategy has significant net operating losses and other losses. The Combined Fund may be able to use these losses to offset future income of the Combined Fund. However, the Code may apply some restrictions as to the timing and use of these losses, which could reduce their benefit to the Combined Fund.

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Each Fund has elected and qualified since inception for the special tax treatment afforded RICs under the Code, and MuniYield intends to continue to so qualify after the Reorganization. The Reorganization is conditioned upon the receipt of an opinion

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of counsel that for Federal income tax purposes (i) the transfer of substantially all of its assets by Municipal Strategy to MuniYield in exchange for MuniYield Common Stock and MuniYield Series F AMPS, as described above, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Municipal Strategy and MuniYield each will be deemed a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Municipal Strategy as a result of the Reorganization or on the distribution of MuniYield Common Stock and MuniYield Series F AMPS to the respective stockholders of Municipal Strategy under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniYield as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Municipal Strategy on their respective receipt of MuniYield Common Stock and MuniYield Series F AMPS in exchange for their corresponding shares of Municipal Strategy Common Stock or AMPS (except to the extent that common stockholders receive cash representing an interest in fractional shares of MuniYield Common Stock in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of Municipal Strategy in the hands of MuniYield will be the same as the tax basis of such assets in the hands of Municipal Strategy immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the MuniYield Common Stock and MuniYield Series F AMPS received by the stockholders of Municipal Strategy in the Reorganization will be equal to the tax basis of the Municipal Strategy Common Stock or AMPS surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the MuniYield Common Stock and MuniYield Series F AMPS will be determined by including the period for which such stockholder held the Municipal Strategy Common Stock or AMPS exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, MuniYield’s holding period with respect to the assets of Municipal Strategy transferred will include the period for which such assets were held by Municipal Strategy; (ix) the payment of cash to common stockholders of Municipal Strategy in lieu of fractional shares of MuniYield Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed by MuniYield, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder’s basis allocable to the MuniYield fractional shares; and (x) the taxable year of Municipal Strategy will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, MuniYield will succeed to and take into account, subject to limitation, certain tax attributes of Municipal Strategy, such as earnings and profits, capital loss carryovers and method of accounting.

As noted in the discussion under “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders,” a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Sidley Austin Brown & Wood LLP, the issuance of MuniYield Series F AMPS pursuant to the Agreement and Plan in addition to the already existing MuniYield Series A, Series B, Series C, Series D and Series E AMPS will not cause distributions on any series of MuniYield AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible, however, that the IRS may assert that, because there are several series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, MuniYield could lose the special tax treatment afforded RICs and dividends on the shares of MuniYield Common Stock and MuniYield AMPS would not be exempt from Federal income tax. Additionally, MuniYield would be subject to a Federal alternative minimum tax.

Under Section 381(a) of the Code, MuniYield will succeed to and take into account certain tax attributes of Municipal Strategy, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to MuniYield.

Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Regulated Investment Company Status. The Funds have elected and qualified since inception for taxation as RICs under Sections 851-855 of the Code, and after the Reorganization MuniYield intends to continue to so qualify.

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Capitalization

The following table sets forth as of April 30, 2001 (i) the capitalization of MuniYield, (ii) the capitalization of Municipal Strategy, and (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

Capitalization of MuniYield, Municipal Strategy, and the Combined Fund as of April 30, 2001 (unaudited)
	MuniYield	Municipal Strategy	Pro Forma Adjustment	Combined Fund as adjusted(a)
Net Assets:
Net Assets Attributable to
Common Stock	$495,408,940	$78,478,891	$(6,833,262)	$567,054,569
Net Assets Attributable to AMPS	$250,000,000	$43,000,000		$293,000,000
Shares Outstanding:
Common Stock	38,482,330	8,871,713	(2,705,008)	44,649,035	(b)
AMPS
Series A	1,800	1,720	(1,720)	1,800
Series B	1,800	—	—	1,800
Series C	1,800	—	—	1,800
Series D	1,800	—	—	1,800
Series E	2,800	—	—	2,800
Series F	—	—	1,720	1,720	(b)
Net Asset Value Per Share:
Common Stock	$12.87	$8.85	—	$12.70	(c)
AMPS	$25,000	$25,000	—	$25,000

(a)	The adjusted balances are presented as if the Reorganization had been consummated on April 30, 2001 and are for informational purposes only. Assumes distribution of undistributed net investment income and accrual of estimated Reorganization expenses of approximately $125,800 attributable to Municipal Strategy. FAM has agreed to bear the expenses of the Reorganization attributable to MuniYield. No assurance can be given about how many shares of MuniYield Common Stock will be received by holders of common stock of Municipal Strategy on the Closing Date, and the foregoing should not be relied upon to reflect the number of shares of MuniYield Common Stock that actually will be received on or after such date.
(b)	Assumes the issuance of 6,166,705 shares of MuniYield Common Stock and 1,720 shares of Series F AMPS, in return for the net assets of Municipal Strategy. The estimated number of shares issued was based on the net asset value of the Funds, net of distributions, on April 30, 2001.
(c)	Net Asset Value per share of common stock net of Reorganization-related expenses of $125,800 attributable to Municipal Strategy and distribution of undistributed net investment income of $6,673,054 for MuniYield and $34,408 for Municipal Strategy.

INFORMATION CONCERNING THE MEETING

Date, Time and Place of Meeting

The Meeting will be held on October 24, 2001 at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9:30 a.m., Eastern time.

Solicitation, Revocation and Use of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Municipal Strategy or by voting at the Meeting. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been superseded or revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” the approval of the Agreement and Plan.

It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares
Only the stockholders of record of shares of Municipal Strategy Common Stock and Municipal Strategy Series A AMPS at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment

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
thereof. At the close of business on the Record Date, there were 7,919,993 shares of Municipal Strategy Common Stock outstanding and 1,720 shares of Municipal Strategy Series A AMPS outstanding.

Security Ownership of Certain Beneficial Owners and Management

 To the knowledge of the Funds, as of the Record Date, no person or entity owned beneficially or of record 5% or more of the shares of common stock or AMPS of either Fund.

As of the Record Date, the Directors and officers of MuniYield as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of MuniYield Common Stock and owned no MuniYield AMPS.

On the Record Date, Mr. Forbes, a Director of Municipal Strategy, owned 276 shares of Municipal Strategy Common Stock. As of the Record Date, the Directors and officers of Municipal Strategy as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Municipal Strategy Common Stock and owned no Municipal Strategy AMPS.

On the Record Date, Mr. Glenn, a Director and an officer of each Fund, and the other Directors and officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of Municipal Strategy Common Stock and Municipal Strategy Series A AMPS is entitled to one vote. Approval of the Agreement and Plan requires the approval of the affirmative vote of stockholders representing (i) a majority of the outstanding shares of Municipal Strategy Common Stock and Municipal Strategy Series A AMPS, voting together as a single class, and (ii) a majority of the outstanding shares of Municipal Strategy Series A AMPS, voting separately as a class.

 For purposes of the Meeting, a quorum consists of a majority of the outstanding shares of Municipal Strategy’s Common Stock and a majority of the outstanding shares of Municipal Strategy’s Series A AMPS. If, by the time scheduled for the Meeting, a quorum of the applicable Municipal Strategy stockholders is not present, or if a quorum is present but sufficient votes to take action upon the Agreement and Plan are not received from the stockholders of Municipal Strategy, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Municipal Strategy present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of Municipal Strategy’s stockholders. Notice of any such adjournment is not required to be sent to stockholders.

Appraisal Rights

Under Maryland law, since Municipal Strategy Common Stock and Municipal Strategy Series A AMPS are not publicly traded, Municipal Strategy stockholders will be entitled to appraisal rights upon the consummation of the Reorganization.

 Under Maryland law, a holder of Municipal Strategy Common Stock or Municipal Strategy Series A AMPS desiring to receive payment of the fair value of his or her stock (an “objecting stockholder”) (i) must file with Municipal Strategy a written objection to the Reorganization at or before the Meeting, (ii) must not vote in favor of the Reorganization (although a vote against the Reorganization is not required), and (iii) must make written demand on MuniYield for payment of his or her stock, stating the number and class of shares for which such stockholder demands payment, within 20 days after the Maryland Department accepts for filing the Articles of Transfer with respect to the Reorganization (MuniYield is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). A vote against the Reorganization will not be sufficient to satisfy the requirement of a written demand described in clause (iii). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distribution payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes, will be the Meeting date. A demand for payment of fair market value may not be withdrawn, except upon the consent of MuniYield. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition the Circuit Court for Baltimore City located in Maryland for an appraisal to determine the fair value of the stock.

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ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus that are directly attributable to Municipal Strategy will be borne by Municipal Strategy.

Municipal Strategy likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Municipal Strategy Common Stock and Municipal Strategy Series A AMPS and certain persons that Municipal Strategy may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of Municipal Strategy.
In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Municipal Strategy. Municipal Strategy has retained Georgeson Shareholder, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at a cost to be borne by Municipal Strategy of approximately $3,000, plus aggregate out-of-pocket expenses of approximately $2,600.

Broker-dealer firms, including Merrill Lynch, holding Municipal Strategy shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. With respect to shares of Municipal Strategy Common Stock, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan. Shares of Municipal Strategy Series A AMPS held in “street name,” however, may be voted by broker-dealer firms without instructions from the broker-dealer’s customers and clients under certain conditions with respect to the approval of the Agreement and Plan and will be counted for purposes of establishing a quorum of Municipal Strategy stockholders if no instructions are received one business day before the Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the outstanding Municipal Strategy Series A AMPS have voted on the Agreement and Plan, (ii) less than 10% of the outstanding Municipal Strategy Series A AMPS outstanding have voted against the Agreement and Plan, and (iii) holders of Municipal Strategy Common Stock have voted to approve the Agreement and Plan. In such instances, the broker-dealer firm will vote such uninstructed shares of Municipal Strategy Series A AMPS in the same proportion as the votes cast by all holders of Municipal Strategy Series A AMPS who voted on the Agreement and Plan. Municipal Strategy will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of Municipal Strategy exists. Proxies that are returned to Municipal Strategy but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will have the same effect as a vote against the Agreement and Plan.

This Proxy Statement and Prospectus does not contain all of the information set forth in the N-14 Registration Statement and the exhibits relating thereto that MuniYield has filed with the Commission under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith are required to file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by MuniYield and Municipal Strategy can be inspected and copied at the public reference facilities of the Commission in Washington D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York, 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates. The Commission maintains a web site (http:/www.sec.gov) that contains a prospectus relating to MuniYield Common Stock, dated November 21, 1991, a prospectus relating to MuniYield AMPS dated December 18, 1991, a prospectus relating to Municipal Strategy Common Stock, dated February 27, 2001, a prospectus relating to Municipal Strategy AMPS, dated February 27, 2001, and a statement of additional information relating to Municipal Strategy AMPS, dated February 27, 2001 and other information regarding the Funds. Reports, proxy materials and other information concerning MuniYield may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

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CUSTODIAN

BONY acts as the custodian for cash and securities of MuniYield and Municipal Strategy and will serve as custodian for the Combined Fund after the Reorganization. The principal business address of BONY in such capacity is 90 Washington Street, New York, New York 10286.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

 BONY serves as the transfer agent, dividend disbursing agent and registrar with respect to the MuniYield Common Stock and AMPS and the Municipal Strategy AMPS, pursuant to separate registrar, transfer agency and service agreements with MuniYield and Municipal Strategy. The principal business address of BONY in such capacity is 101 Barclay Street, New York, New York 10286. It is anticipated that BONY will continue to provide these services to the Combined Fund after the Reorganization.

FDS serves as the transfer agent, dividend disbursing agent and registrar with respect to the Municipal Strategy Common Stock, pursuant to a registrar, transfer agency and service agreement with Municipal Strategy. The principal business address of FDS in such capacity is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ACCOUNTING SERVICES PROVIDER

State Street provides certain accounting services for MuniYield and Municipal Strategy and will provide the same services to the Combined Fund after the Reorganization. The principal business address of State Street in such capacity is 500 College Road East, Princeton, New Jersey 08540.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for the Funds by Sidley Austin Brown & Wood LLP, New York, New York.

EXPERTS

 Deloitte & Touche LLP, independent auditors, have audited the financial statements and financial highlights of MuniYield and Municipal Strategy as of October 31, 2000 as set forth in their reports which appear in this Proxy Statement and Prospectus. The financial statements and financial highlights of the Funds are included in reliance upon their reports, given on their authority as experts in accounting and auditing.

Deloitte & Touche LLP will serve as the independent auditors for the Combined Fund after the Reorganization. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1008.

LEGAL PROCEEDINGS

On June 21, 1996, a putative class action titled Jack Green, et al. v. Fund Asset Management, L.P., et al. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including MuniYield) for which FAM serves as the investment adviser. In addition to the named defendants, plaintiffs also purport to assert claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the Commission were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund’s net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants’ interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint also attempted to assert claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek

54

unspecified monetary damages as well as injunctive relief. On August 27, 1996, defendants moved to transfer the action to the United States District Court for the District of New Jersey. By order dated June 10, 1997, the District Court Judge granted defendants’ motion. Plaintiff objected to the District Court Judge’s order and moved for reconsideration. By order dated July 16, 1997, the District Court Judge ordered the case transferred to the District of New Jersey.

On September 17, 1997, defendants moved to dismiss plaintiffs’ complaint on the ground that plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the District Court granted defendants’ motion in substantial part and dismissed plaintiffs’ claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs’ claims under section 36(b) and state law.

On February 4, 1999, defendants moved to dismiss plaintiffs’ state law claims for breach of fiduciary duty and deceit on the ground that they are preempted by Section 36(b) of the Investment Company Act. On June 14, 1999, the District Court granted defendants’ motion and dismissed plaintiffs’ state law claims. At the same time, the District Court granted plaintiffs permission to immediately file an interlocutory appeal to the United States Court of Appeals for the Third Circuit. On March 16, 2001, the Third Circuit reversed the District Court’s decision and reinstated plaintiffs’ state law claims.

On February 5, 2001, while plaintiffs’ appeal before the Third Circuit was still pending, defendants moved in the District Court for summary judgment as to plaintiffs’ remaining federal claim under Section 36(b). On March 16, 2001, plaintiffs cross-moved for partial summary judgment on liability. On June 5, 2001, the District Court granted defendants’ motion for summary judgment, denied plaintiffs’ motion for partial summary judgment, and dismissed the case in its entirety. In doing so, the Court refused to exercise supplemental jurisdiction over plaintiffs’ remaining (and recently reinstated) state law claims.

Plaintiffs have filed a Notice of Appeal seeking review of the District Court’s decision before the U.S. Court of Appeals for the Third Circuit. Defendants believe that the plaintiffs’ allegations are without merit and intend to continue to defend the action vigorously.

FAM has agreed to indemnify the named defendant funds (including MuniYield) for any liabilities or expenses that they may incur in connection with this litigation.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Municipal Strategy must be received by Municipal Strategy in a reasonable time before Municipal Strategy begins to print and mail the proxy solicitation materials to be used in connection with such meeting in order to be considered in Municipal Strategy’s proxy statement and form of proxy relating to the meeting. Any stockholder who desires to present any proposal at any subsequent meeting of stockholders of Municipal Strategy, without including such proposal in Municipal Strategy’s proxy statement relating to the meeting also must send their written proposal to Municipal Strategy within a reasonable time before the Board of Directors’ solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of Municipal Strategy at the offices of Municipal Strategy.

By Order of the Board of Directors, ALICE A. PELLEGRINO Secretary

Plainsboro, New Jersey Dated: September 14, 2001

55

F-1

Audited Financial Statements for MuniYield Fund, Inc. for the Year Ended October 31, 2000

F-2

MuniYield Fund, Inc.,                                           October 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Fund, Inc.:

We have audited the accompanying statement of assets,
liabilities and capital, including the schedule of investments, of
MuniYield Fund, Inc. as of October 31, 2000, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of
MuniYield Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Princeton, New Jersey
December 7, 2000

MuniYield Fund, Inc.,                                           October 31, 2000

SCHEDULE OF INVESTMENTS                                                                             (in Thousands)

                 S&P      Moody's  Face
STATE          Ratings   Ratings  Amount  Issue                                                                 Value

Alaska--0.7%     NR*     NR*   $  5,050   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                          (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024            $  5,056

Arizona--2.6%    AAA     Aaa      1,460   Arizona State Wastewater Management Authority, Wastewater
                                          Treatment Financial Assistance Revenue Bonds, Series A,
                                          5.60% due 7/01/2006 (b)(c)                                             1,558
                                          Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                          Bonds (America West Airlines Inc. Project), AMT:
                 NR*     B1       8,000      6.25% due 6/01/2019                                                 7,152
                 NR*     B1       5,300      6.30% due 4/01/2023                                                 4,719
                                          Pima County, Arizona, IDA, Industrial Revenue Refunding
                                          Bonds (Tucson Electric Power Company Project):
                 B+      Ba3      4,600      Series B, 6% due 9/01/2029                                          4,169
                 B+      Ba3      2,500      Series C, 6% due 9/01/2029                                          2,266

Colorado--2.9%   NR*     Aaa      4,680   Broomfield, Colorado, COP (Open Space Park and Recreational
                                          Facilities), 5.75% due 12/01/2015 (c)                                  4,891
                                          Denver, Colorado, City and County Airport Revenue Bonds,
                                          AMT, Series D:
                 A       Aaa        700      7.75% due 11/15/2001 (b)                                              737
                 A       A2       8,000      7.75% due 11/15/2013                                                9,542
                 NR*     NR*      5,000   Denver, Colorado, Urban Renewal Authority, Tax Increment
                                          Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                    5,318
                 NR*     NR*        690   Mountain Village Metropolitan District, Colorado, San Miguel
                                          County, GO, Refunding, 7.95% due 12/01/2003                              716
                 NR*     NR*        240   San Miguel County, Colorado (Mountain Village Metropolitan
                                          District), GO, Refunding, 7.95% due 12/01/2003 (b)                       258

Connecticut      BB+     Ba1     35,000   Connecticut State Development Authority, PCR, Refunding
--4.4%                                    (Connecticut Light and Power Company), Series A, 5.85%
                                          due 9/01/2028                                                         32,811

Florida--1.5%    NR*     NR*     12,000   Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                          Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030          11,200

Georgia--2.1%    AAA     Aaa     12,140   Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A,
                                          5.875% due 1/01/2016 (h)                                              12,788
                 A1      VMIG1++  3,300   Burke County, Georgia, Development Authority, PCR, Refunding
                                          (Georgia Power Company Plant--Vogtle Project), VRDN, 3rd Series,
                                          4.60% due 9/01/2025 (a)                                                3,300

Idaho--0.4%      AA      NR*      2,655   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds,
                                          AMT, Senior Series C-2, 7.15% due 7/01/2023                            2,715

Illinois--4.8%   AAA     Aaa     10,000   Chicago, Illinois, GO, Series A, 6.75% due 1/01/2035 (h)              11,167
                 NR*     Aaa      2,655   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                                          Series B, 7.625% due 9/01/2027 (f)(g)(l)                               2,970
                 BBB+    Baa1     2,750   Illinois Development Finance Authority, PCR, Refunding
                                          (Illinois Power Company Project), Series A, 7.375% due 7/01/2021       2,945
                 NR*     NR*      2,500   Illinois Educational Facilities Authority, Revenue
                                          Refunding Bonds (Chicago Osteopathic Health System),
                                          7.25% due 11/15/2019 (b)                                               2,970

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax
             (subject to)
COP        Certificates of Participation
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
PCR        Pollution Control Revenue Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes

MuniYield Fund, Inc.,                                           October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                 (in Thousands)

                 S&P      Moody's  Face
STATE          Ratings   Ratings  Amount  Issue                                                                 Value

Illinois         A1      VMIG1++ $6,300   Illinois Health Facilities Authority, Revenue Refunding
(concluded)                               Bonds (Resurrection Health), VRDN, Series A, 4.65% due
                                          5/01/2029 (a)(i)                                                    $  6,300
                 AAA     Aaa      8,000   Metropolitan Pier and Exposition Authority, Illinois,
                                          Hospitality Facilities Revenue Bonds (McCormick Place
                                          Convention Center), 7% due 7/01/2026 (m)                               9,467

Indiana--0.4%    BBB     Baa1     3,500   East Chicago, Indiana, Solid Waste Disposal Revenue Bonds
                                          (USG Corporation Project), AMT, 6.375% due 8/01/2029                   3,093

Kentucky--0.5%   NR*     NR*      4,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                          (TJ International Project), AMT, 7% due 6/01/2024                      4,085

Louisiana--6.9%  NR*     A3      20,000   Lake Charles, Louisiana, Harbor and Terminal District, Port
                                          Facilities Revenue Refunding Bonds (Trunkline Long Company Project),
                                          7.75% due 8/15/2022                                                   21,375
                 AAA     Aaa     11,100   Louisiana State, GO, Series A, 6% due 5/15/2014 (e)                   11,649
                 BB-     NR*     20,000   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                          Grain Company Project), 6.50% due 1/01/2017                           18,850

Maryland--1.0%   NR*     NR*      7,050   Maryland State Energy Financing Administration, Limited
                                          Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                          AMT, 7.40% due 9/01/2019                                               7,141

Massachusetts    AAA     Aa1     10,000   Massachusetts Bay, Massachusetts, Transportation
--5.7%                                    Authority, Revenue Refunding Bonds (Special Assessment),
                                          Series A, 5.25% due 7/01/2030                                          9,482
                 BBB+    A3       2,500   Massachusetts State Development Finance Agency, Revenue
                                          Refunding Bonds (Boston University), Series P, 5.45% due 5/15/2059     2,297
                 A       NR*     11,030   Massachusetts State Health and Educational Facilities Authority
                                          Revenue Bonds (Schepens Eye Research Project), Series A,
                                          6.50% due 7/01/2028                                                   11,511
                 AAA     Aaa     10,700   Massachusetts State Turnpike Authority, Metropolitan
                                          Highway System Revenue Refunding Bonds, Senior-Series A,
                                          5.125% due 1/01/2023 (e)                                              10,045
                                          Tantasqua, Massachusetts, Regional School District, GO (i):
                 NR*     Aaa      2,575      5% due 8/15/2017                                                    2,476
                 NR*     Aaa      2,575      5% due 8/15/2018                                                    2,458
                 NR*     Aaa      2,575      5% due 8/15/2019                                                    2,445
                 NR*     Aaa      2,315      5% due 8/15/2020                                                    2,187

Michigan--0.9%   AAA     Aaa      2,500   Holly, Michigan, Area School District, GO, Refunding,
                                          4.75% due 5/01/2025 (h)                                                2,179
                 AAA     Aaa      3,100   Michigan State Hospital Finance Authority, Revenue Refunding
                                          Bonds, INFLOS, 7.956% due 2/15/2022 (i)(k)                             3,259
                 A1      VMIG1++  1,400   Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                          Revenue Bonds (William Beaumont Hospital), VRDN, Series J,
                                          4.60% due 1/01/2003 (a)                                                1,400

Minnesota--0.9%  AAA     Aaa      4,980   Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                          Commission, Airport Revenue Bonds, Series A, 5.125% due
                                          1/01/2025 (h)                                                          4,694
                 AA+     Aa1      2,465   Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT,
                                          Series A, 7.05% due 7/01/2022                                          2,500

Mississippi      A       A3      18,000   Lowndes County, Mississippi, Solid Waste Disposal and PCR,
--3.4%                                    Refunding (Weyerhaeuser Company Project), Series A, 6.80%
                                          due 4/01/2022                                                         20,057
                 BBB-    Ba1      5,650   Mississippi Business Finance Corporation, Mississippi,
                                          PCR, Refunding (System Energy Resources Inc. Project),
                                          5.90% due 5/01/2022                                                    5,236

Missouri--0.6%   AAA     NR*      4,050   Missouri State Housing Development Commission, S/F
                                          Mortgage Revenue Bonds, Homeownership, AMT,
                                          Series B, 7.55% due 9/01/2027 (f)(g)                                   4,288

MuniYield Fund, Inc.,                                           October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                 (in Thousands)

                 S&P      Moody's  Face
STATE          Ratings   Ratings  Amount  Issue                                                                 Value

Nevada--0.6%     BBB     NR*   $  5,000   Clark County, Nevada, IDR, Refunding (Nevada Power
                                          Company Project), Series C, 5.50% due 10/01/2030                    $  4,179

New Jersey       BBB-    NR*        650   New Jersey EDA, First Mortgage Revenue Bonds,
--4.7%                                    (Fellowship Village), Series C, 5.50% due
                                          1/01/2028                                                                504
                 NR*     NR*      1,500   New Jersey EDA, Retirement Community Revenue Bonds
                                          (Seabrook Village Inc.), Series A, 8.25% due 11/15/2030                1,452
                                          New Jersey EDA, Special Facility Revenue Bonds
                                          (Continental Airlines Inc. Project), AMT:
                 BB      Ba2     13,000      6.25% due 9/15/2019                                                12,179
                 BB      Ba2      9,400      5.50% due 4/01/2028                                                 7,661
                 BB      Ba2      7,180      6.25% due 9/15/2029                                                 6,573
                 AAA     Aaa      4,450   New Jersey EDA, Water Facilities Revenue Bonds
                                          (New Jersey American Water Company Inc. Project), AMT,
                                          6.50% due 4/01/2022 (h)                                                4,596
                 BBB-    Baa3     3,000   New Jersey Health Care Facilities Financing Authority,
                                          Revenue Refunding Bonds (Saint Elizabeth Hospital Obligation
                                          Group), 6% due 7/01/2027                                               2,594

New Mexico--0.1%                          Farmington, New Mexico, PCR, Refunding (Arizona Public
                                          Service Company), VRDN (a):
                 A1+     P1         200      Series A, 4.60% due 5/01/2024                                         200
                 A1+     P1         500      Series B, 4.60% due 9/01/2024                                         500

New York--24.4%  AAA     Aaa      2,675   Dutchess County, New York, Resource Recovery Agency Revenue
                                          Bonds (Solid Waste System), Series A, 5.25% due 1/01/2011 (e)          2,740
                                          Long Island Power Authority, New York, Electric System
                                          Revenue Bonds, VRDN (a):
                 A1+     VMIG1++    200      Sub-Series 5, 4.60% due 5/01/2033                                     200
                 A1+     VMIG1++  5,500      Sub-Series 6, 4.55% due 5/01/2033                                   5,500
                 NR*     Aaa      5,595   Metropolitan Transportation Authority, New York, Commuter
                                          Facilities Revenue Bonds, RITR, Series 9, 6.10% due
                                          7/01/2006 (b)(h)(k)                                                    6,637
                 NR*     A        5,500   New York City, New York, City IDA, Special Facilities
                                          Revenue Bonds, RITR, AMT, Series RI-5, 7.045% due 1/01/2024 (k)        5,720
                 AAA     Aaa     10,000   New York City, New York, City Municipal Water Finance
                                          Authority, Water and Sewer System Revenue Bonds, Series B,
                                          5.75% due 6/15/2026 (e)                                               10,081
                 A1+     VMIG1++  2,200   New York City, New York, City Municipal Water Finance
                                          Authority, Water and Sewer System Revenue Refunding Bonds,
                                          VRDN, Series G, 4.55% due 6/15/2024 (a)(h)                             2,200
                                          New York City, New York, City Transitional Finance
                                          Authority Revenue Bonds, Future Tax Secured, Series B:
                 AA+     Aa2      6,805      6.25% due 11/15/2017                                                7,357
                 AA+     Aa2      6,405      6.25% due 11/15/2018                                                6,915
                 AA+     Aa2      9,000      4.75% due 11/01/2023                                                7,870
                 AA+     Aa2     10,000      4.75% due 11/15/2023                                                8,743
                                          New York City, New York, GO, Refunding:
                 AAA     Aaa     10,000      Series A, 6.375% due 5/15/2014 (h)                                 11,063
                 AAA     Aaa     10,000      Series A, 6.375% due 5/15/2015 (h)                                 11,015
                 A       A2       1,555      Series B, 7.75% due 2/01/2002 (b)                                   1,641
                 A       A2       1,150      Series B, 7.75% due 2/01/2002 (b)                                   1,214
                 A       Aaa        385   New York City, New York, GO, Series C, Sub-Series C-1,
                                          7.50% due 8/01/2002 (b)                                                  411
                 AAA     Aaa     10,000   New York City, New York, GO, Series H, 5% due 3/15/2029 (h)            9,086
                 AAA     Aaa      5,000   New York State Dormitory Authority Revenue Bonds
                                          (Mental Health Services Facilities Improvement), Series B,
                                          5.125% due 8/15/2021 (e)                                               4,716
                 AAA     Aaa      2,545   New York State Dormitory Authority, Revenue Refunding Bonds
                                          (Hamilton College), 4.75% due 7/01/2017 (e)                            2,323
                                          New York State Dormitory Authority, State University
                                          Educational Facilities Revenue Refunding Bonds, Series 1989 (e):
                 AAA     NR*      7,500      6% due 5/15/2015                                                    8,045
                 AAA     NR*      3,750      6% due 5/15/2016                                                    4,002

MuniYield Fund, Inc.,                                           October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                 (in Thousands)

                 S&P      Moody's  Face
STATE          Ratings   Ratings  Amount  Issue                                                                 Value

New York         NR*     Aa1   $ 17,575   New York State Environmental Facilities Corporation, PCR,
(concluded)                               Refunding, RITR, Class R, Series 9, 6.992% due 6/15/2014 (k)        $ 18,977
                 AAA     Aaa     10,000   Port Authority of New York and New Jersey, Consolidated
                                          Revenue Bonds, 116th Series, 4.25% due 10/01/2026 (h)                  8,004
                 AAA     Aaa     38,300   Port Authority of New York and New Jersey, Special Obligation
                                          Revenue Bonds (JFK International Air Terminal Project),
                                          AMT, Series 6, 5.75% due 12/01/2025 (e)                               38,675

North Carolina   BBB     Baa3     4,750   North Carolina Eastern Municipal Power Agency, Power
--0.8%                                    System Revenue Bonds, Series D, 6.75% due 1/01/2026                    4,915
                 AA      Aa2      1,000   North Carolina HFA, Home Ownership Revenue Bonds, AMT,
                                          Series 8-A, 6.20% due 7/01/2016                                        1,034

Ohio--3.6%       NR*     Aa1      2,470   Dublin, Ohio, GO, Refunding and Improvement, Series A,
                                          4.625% due 12/01/2018                                                  2,202
                 NR*     Baa3     5,500   Franklin County, Ohio, Hospital Revenue Bonds (Doctors of
                                          Ohio Health Corp.), Series A, 5.60% due 12/01/2028                     3,597
                 NR*     NR*      2,175   Lucas County, Ohio, Health Care Facility Revenue Refunding
                                          and Improvement Bonds (Sunset Retirement Communities),
                                          Series A, 6.625% due 8/15/2030                                         2,139
                 BBB     Baa1    24,000   Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                          Project), AMT, 5.60% due  8/01/2032                                   18,982

Oklahoma--0.5%   AAA     NR*      3,250   Holdenville, Oklahoma, Industrial Authority, Correctional
                                          Facility Revenue Bonds, 6.70% due 7/01/2006 (b)(j)                     3,584

Oregon--1.7%     AAA     Aaa     14,000   Oregon Health Sciences University Revenue Refunding Bonds,
                                          Series A, 5.16%** due 7/01/2021 (e)                                    4,400
                                          Oregon State Department of Administrative Services,
                                          COP, Series A (c):
                 AAA     Aaa      4,405      6% due 5/01/2015                                                    4,713
                 AAA     Aaa      3,500      6% due 5/01/2016                                                    3,724

Pennsylvania     A       NR*      1,775   Berks County, Pennsylvania, Municipal Authority,
--8.9%                                    College Revenue Refunding Bonds (Alvernia College Project),
                                          6% due 11/15/2018                                                      1,812
                 AAA     Aaa      5,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding
                                          (Pennsylvania Power and Light Company Project),
                                          Series B, 6.40% due 9/01/2029 (e)                                      5,222
                 AAA     Aaa      9,675   Pennsylvania Convention Center Revenue Refunding Bonds,
                                          Series A, 6.70% due 9/01/2014 (e)                                     10,469
                                          Pennsylvania Economic Development Financing Authority,
                                          Exempt Facilities Revenue Bonds (National Gypsum Company), AMT:
                 NR*     NR*     17,100      Series A, 6.25% due 11/01/2027                                     14,299
                 NR*     NR*      2,000      Series B, 6.125% due 11/01/2027                                     1,644
                 AA+     Aa2      5,145   Pennsylvania HFA, S/F Mortgage Refunding Bonds, AMT,
                                          Series 42, 6.85% due 4/01/2025                                         5,368
                 AAA     Aaa     16,270   Pennsylvania State Higher Educational Facilities Authority,
                                          Health Services Revenue Refunding Bonds (Allegheny
                                          Delaware Valley Obligation), Series C, 5.875% due
                                          11/15/2016 (e)                                                        16,577
                                          Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                          Commercial Development:
                 NR*     NR*      3,650      (Days Inn), Series B, 6.50% due 10/01/2027                          3,520
                 NR*     NR*      3,000      (Doubletree), Series A, 6.50% due 10/01/2027                        2,893
                                          Philadelphia, Pennsylvania, Hospitals and Higher Education
                                          Facilities Authority, Hospital Revenue Bonds (Children's
                                          Hospital of Philadelphia Project), VRDN (a):
                 A1+     VMIG1++  1,240      4.60% due 3/01/2027                                                 1,240
                 A1+     VMIG1++  4,000      Series A, 4.60% due 3/01/2027                                       4,000

Rhode Island                              Woonsocket, Rhode Island, GO (h):
--0.3%           NR*     Aaa      1,225      6% due 10/01/2017                                                   1,302
                 NR*     Aaa      1,195      6% due 10/01/2018                                                   1,265

South Carolina   BBB+    Baa1     2,500   Richland County, South Carolina, PCR, Refunding (Union Camp
--0.3%                                    Corporation Project), Series C, 6.55% due 11/01/2020                   2,517

MuniYield Fund, Inc.,                                           October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                 (in Thousands)

                 S&P      Moody's  Face
STATE          Ratings   Ratings  Amount  Issue                                                                 Value

South Dakota     BBB+    Baa3  $    900   South Dakota State Health and Educational Facilities
--0.1%                                    Authority, Revenue Refunding Bonds (Prairie Lakes),
                                          7.25% due 4/01/2022                                                 $    912

Tennessee--1.3%                           Elizabethton, Tennessee, Health and Educational Facilties
                                          Board, Hospital Revenue Refunding and Improvement Bonds,
                                          First Mortgage, Series B (e):
                 AAA     Aaa      2,005      6% due 7/01/2011                                                    2,154
                 AAA     Aaa      2,125      6% due 7/01/2012                                                    2,280
                 AAA     Aaa      2,255      6.25% due 7/01/2013                                                 2,466
                 NR*     NR*      3,000   Hardeman County, Tennessee, Correctional Facilities Corporation
                                          Revenue Bonds, 7.75% due  8/01/2017                                    3,068

Texas--6.6%      BBB-    Baa1     7,700   Dallas-Fort Worth, Texas, International Airport Facility
                                          Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                          AMT, 7.50% due 11/01/2000 (b)                                          7,854
                 AAA     Aaa      5,000   Grapevine-Colleyville, Texas, Independent School District, GO,
                                          Refunding, 5% due 8/15/2029                                            4,481
                                          Gregg County, Texas, Health Facilities Development
                                          Corporation, Hospital Revenue Bonds (Good Shepherd
                                          Medical Center Project):
                 AA      NR*      3,000      6.875% due 10/01/2020                                               3,257
                 AA      NR*      2,000      6.375% due 10/01/2025                                               2,058
                 AA-     Aa3      5,000   Guadalupe-Blanco River Authority, Texas, Sewage and
                                          Solid Waste Disposal Facility Revenue Bonds (E. I. du Pont
                                          de Nemours and Company Project), AMT, 6.40% due 4/01/2026              5,188
                                          Harris County, Texas, Health Facilities Development Corporation,
                                          Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN (a):
                 A1+     NR*      1,100      4.60% due 12/01/2025                                                1,100
                 A1+     NR*        500      4.60% due 12/01/2026                                                  500
                                          Houston, Texas, Airport System, Special Facilities Revenue
                                          Bonds (Continental Airlines Terminal Improvement), AMT:
                 BB      Ba1      5,000      Series B, 6.125% due 7/15/2027                                      4,414
                 BB      Ba1      9,700      Series C, 6.125% due 7/15/2027                                      8,563
                                          Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                          Semiconductor), AMT:
                 BBB-    Baa3     6,500      6.375% due 4/01/2027                                                6,247
                 BBB-    Baa3     4,000      6.95% due 4/01/2030                                                 4,077
                                          San Antonio, Texas, Water Revenue Refunding Bonds:
                 AA-     Aa3      1,000      5.875% due 5/15/2016                                                1,043
                 AA-     Aa3      1,000      5.875% due 5/15/2017                                                1,038

Utah--0.3%       AAA     Aaa      1,545   Utah State Board of Regents Revenue Refunding Bonds (University
                                          of Utah Research Facilities), Series A, 5.50% due 4/01/2018 (e)        1,546
                 AAA     NR*        535   Utah State, HFA, S/F Mortgage Revenue Bonds, AMT,
                                          Senior-Series E-2, 7.15% due 7/01/2024 (d)                               546

Virginia--1.6%   NR*     NR*      8,650   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                          (Port Facility-Zeigler Coal), 6.90% due 5/02/2022 (n)                  2,076
                 NR*     NR*      1,000   Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                          Exempt-Facility, AMT, Series A, 7.55% due 1/01/2019                    1,017
                                          Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                          Bonds, Senior Series B:
                 BBB-    Baa3     9,100      5.90%** due 8/15/2019                                               2,414
                 BBB-    Baa3    12,840      7.35%** due 8/15/2029                                               1,657
                 AA+     Aa1      5,125   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                          Series A, 7.10% due 1/01/2025                                          5,280

West Virginia    NR*     NR*      3,000   Upshur County, West Virginia, Solid Waste Disposal
--0.4%                                    Revenue Bonds (TJ International Project), AMT,
                                          7% due 7/15/2025                                                       3,062

Wisconsin--0.3%  AA      NR*      2,560   Wisconsin State Health and Educational Facilties Authority
                                          Revenue Bonds (Howard Young Medical Center Inc. Project),
                                          5.125% due 8/15/2028                                                   2,198

MuniYield Fund, Inc.,                                           October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                 (in Thousands)

                 S&P      Moody's  Face
STATE          Ratings   Ratings  Amount  Issue                                                                 Value

Puerto           NR*     Aaa   $ 12,500   Puerto Rico Commonwealth, Highway and Transportation
Rico--2.2%                                Authority, Transportation Revenue Bonds, Trust Receipts,
                                          Class R, Series B, 7.57% due 7/01/2035 (e)(k)                       $ 13,511
                 NR*     Aaa      2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                          Trust Receipts, Class R, Series 16 HH, 7.346% due 7/01/2013 (k)        2,817

                 Total Investments (Cost--$740,323)--98.4%                                                     739,537

                 Other Assets Less Liabilities--1.6%                                                            11,824
                                                                                                              --------
                 Net Assets--100.0%                                                                           $751,361
                                                                                                              ========

(a)  The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(b)  Prerefunded.
(c)  AMBAC Insured.
(d)  FHA Insured.
(e)  MBIA Insured.
(f)  FNMA Collateralized.
(g)  GNMA Collateralized.
(h)  FGIC Insured.
(i)  FSA Insured.
(j)  Connie Lee Insured.
(k)  The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(l) FHLMC Collateralized.
(m) Escrowed to maturity.
(n)  Non-income producing security.
  *  Not Rated.
 **  Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++  Highest short-term rating by Moody's Investors Service, Inc.
     Ratings of issues shown have not been audited by Deloitte &
     Touche LLP.

See Notes to Financial Statements.

MuniYield Fund, Inc.,                                           October 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of October 31, 2000

Assets:             Investments, at value (identified cost--$740,323,387)                                   $739,537,102
                    Receivables:
                      Interest                                                             $ 12,727,541
                      Securities sold                                                           430,724       13,158,265
                                                                                           ------------
                    Prepaid expenses and other assets                                                             87,775
                                                                                                            ------------
                    Total assets                                                                             752,783,142
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                                 760,012
                      Investment adviser                                                        308,284        1,068,296
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       353,779
                                                                                                            ------------
                    Total liabilities                                                                          1,422,075
                                                                                                            ------------

Net Assets:         Net assets                                                                              $751,361,067
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.05 per share (10,000
                      shares of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $250,000,000
                      Common Stock, par value $.10 per share (38,317,103
                      shares issued and outstanding)                                       $  3,831,710
                    Paid-in capital in excess of par                                        538,873,283
                    Undistributed investment income--net                                      8,118,528
                    Accumulated realized capital losses on investments--net                (37,655,470)
                    Accumulated distributions in excess of realized
                    capital gains on investments--net                                      (11,020,699)
                    Unrealized depreciation on investments--net                               (786,285)
                                                                                           ------------
                    Total--Equivalent to $13.08 net asset value per
                      share of Common Stock (market price--$12.625)                                          501,361,067
                                                                                                            ------------
                    Total capital                                                                           $751,361,067
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended October 31, 2000

Investment          Interest and amortization of premium and discount earned                                $ 46,717,999
Income:

Expenses:           Investment advisory fees                                               $  3,743,649
                    Commission fees                                                             632,528
                    Transfer agent fees                                                         128,681
                    Accounting services                                                         115,121
                    Professional fees                                                            90,310
                    Directors' fees and expenses                                                 52,397
                    Custodian fees                                                               51,831
                    Listing fees                                                                 35,756
                    Printing and shareholder reports                                             32,881
                    Pricing fees                                                                 21,710
                    Other                                                                        53,993
                                                                                           ------------
                    Total expenses                                                                             4,958,857
                                                                                                            ------------
                    Investment income--net                                                                    41,759,142
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                       (37,655,470)
Unrealized          Change in unrealized depreciation on investments--net                                     34,881,965
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $ 38,985,637
                                                                                                            ============

                    See Notes to Financial Statements.

MuniYield Fund, Inc.,                                           October 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Year Ended
                                                                                                    October 31,
                    Increase (Decrease) in Net Assets:                                         2000             1999

Operations:         Investment income--net                                                 $ 41,759,142     $ 42,576,230
                    Realized loss on investments--net                                      (37,655,470)        (545,814)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                      34,881,965     (89,396,899)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets
                    resulting from operations                                                38,985,637     (47,366,483)
                                                                                           ------------     ------------
Dividends &         Investment income--net:
Distributions to      Common Stock                                                         (33,320,553)     (36,119,916)
Shareholders:         Preferred Stock                                                      (10,334,350)      (6,368,964)
                    Realized gain on investments--net:
                      Common Stock                                                                   --     (14,409,079)
                      Preferred Stock                                                                --      (1,619,668)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --      (9,906,186)
                      Preferred Stock                                                                --      (1,113,516)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                            (43,654,903)     (69,537,329)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock
Transactions:       shareholders in reinvestment of dividends
                      and distributions                                                              --       11,711,691
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (4,669,266)    (105,192,121)
                    Beginning of year                                                       756,030,333      861,222,454
                                                                                           ------------     ------------
                    End of year*                                                           $751,361,067     $756,030,333
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  8,118,528     $ 10,014,289
                                                                                           ============     ============

                    See Notes to Financial Statements.

MuniYield Fund, Inc.,                                           October 31, 2000

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.

                                                                              For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:          2000        1999       1998       1997         1996

Per Share           Net asset value, beginning of year          $   13.21   $   16.27  $   16.09  $   15.68    $   15.47
Operating                                                       ---------   ---------  ---------  ---------    ---------
Performance:        Investment income--net                           1.09        1.12       1.19       1.24         1.26
                    Realized and unrealized gain (loss) on
                    investments--net                                (.08)      (2.34)        .49        .65          .23
                                                                ---------   ---------  ---------  ---------    ---------
                    Total from investment operations                 1.01      (1.22)       1.68       1.89         1.49
                                                                ---------   ---------  ---------  ---------    ---------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                        (.87)       (.95)      (.97)     (1.00)       (1.04)
                      Realized gain on investments--net                --       (.38)      (.26)      (.22)           --
                      In excess of realized gain on
                      investments--net                                 --       (.27)         --      (.01)           --
                                                                ---------   ---------  ---------  ---------    ---------
                    Total dividends and distributions to
                    Common Stock shareholders                       (.87)      (1.60)     (1.23)     (1.23)       (1.04)
                                                                ---------   ---------  ---------  ---------    ---------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                      (.27)       (.17)      (.18)      (.20)        (.24)
                        Realized gain on investments--net              --       (.04)      (.09)      (.05)           --
                        In excess of realized gain on
                        investments--net                               --       (.03)         --     --++++           --
                                                                ---------   ---------  ---------  ---------    ---------
                    Total effect of Preferred Stock activity        (.27)       (.24)      (.27)      (.25)        (.24)
                                                                ---------   ---------  ---------  ---------    ---------
                    Net asset value, end of year                $   13.08   $   13.21  $   16.27  $   16.09    $   15.68
                                                                =========   =========  =========  =========    =========
                    Market price per share, end of year         $  12.625   $  12.875  $  16.875  $  15.875    $  14.875
                                                                =========   =========  =========  =========    =========

Total Investment    Based on market price per share                 5.26%    (15.35%)     14.74%     15.56%       10.88%
Return:*                                                        =========   =========  =========  =========    =========
                    Based on net asset value per share              6.28%     (9.92%)      9.15%     11.11%        8.61%
                                                                =========   =========  =========  =========    =========

Ratios Based on     Total expenses**                                 .99%        .93%       .89%       .91%         .92%
Average Net                                                     =========   =========  =========  =========    =========
Assets of           Total investment income--net**                  8.35%       7.42%      7.43%      7.81%        8.06%
Common Stock:                                                   =========   =========  =========  =========    =========
                    Amount of dividends to
                    Preferred Stock shareholders                    2.07%       1.11%      1.10%      1.28%        1.57%
                                                                =========   =========  =========  =========    =========
                    Investment income--net, to
                    Common Stock shareholders                       6.28%       6.31%      6.33%      6.53%        6.49%
                                                                =========   =========  =========  =========    =========

Ratios Based on     Total expenses                                   .66%        .65%       .63%       .64%         .64%
Total Average Net                                               =========   =========  =========  =========    =========
Assets:**++         Total investment income--net                    5.56%       5.17%      5.26%      5.48%        5.64%
                                                                =========   =========  =========  =========    =========

Ratios Based on     Dividends to Preferred Stock shareholders       4.12%       2.55%      2.66%      3.02%        3.63%
Average Net                                                     =========   =========  =========  =========    =========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                   $501,361    $506,030   $611,222   $596,320     $581,124
                                                                =========   =========  =========  =========    =========
                    Preferred Stock outstanding, end of year
                    (in thousands)                               $250,000    $250,000   $250,000   $250,000     $250,000
                                                                =========   =========  =========  =========    =========
                    Portfolio turnover                            103.44%      78.42%     91.63%    111.45%       96.74%
                                                                =========   =========  =========  =========    =========

Leverage:           Asset coverage per $1,000                    $  3,005    $  3,024   $  3,445   $  3,385     $  3,324
                                                                =========   =========  =========  =========    =========

Dividends           Series A--Investment income--net             $  1,052   $     588  $     694  $     747    $     894
Per Share on                                                    =========   =========  =========  =========    =========
Preferred Stock     Series B--Investment income--net             $  1,009   $     595  $     687  $     751    $     897
Outstanding:                                                    =========   =========  =========  =========    =========
                    Series C--Investment income--net             $  1,032   $     687  $     643  $     763    $     998
                                                                =========   =========  =========  =========    =========
                    Series D--Investment income--net             $  1,035   $     694  $     637  $     762    $     888
                                                                =========   =========  =========  =========    =========
                    Series E--Investment income--net             $  1,038   $     627  $     656  $     752    $     875
                                                                =========   =========  =========  =========    =========

   * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
  ** Do not reflect the effect of dividends to Preferred Stock shareholders.
  ++ Includes Common and Preferred Stock average net assets.
++++ Amount is less than $.01 per share.

See Notes to Financial Statements.

MuniYield Fund, Inc.,                                           October 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Fund, Inc. (the "Fund") is registered under the Investment
Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock
Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on
exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price
(options written) or the last bid price (options purchased).
Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.
Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the
Fund, which may utilize a matrix system for valuations. The pro-
cedures of the pricing service and its valuations are reviewed by the officers of the fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected
as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from
(or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security
transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions
with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund
Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned
subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MuniYield Fund, Inc.,                                           October 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $747,038,221 and
$762,952,578, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized losses as of October 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments           $(36,233,144)  $   (786,285)
Financial futures contracts       (1,422,326)             --
                                 ------------   ------------
Total                           $(37,655,470)  $   (786,285)
                                 ============   ============

As of October 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $786,285 of which $20,839,622 related to appreciated securities and $21,625,907 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $740,323,387.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 2000 remained constant and during the year ended October 31, 1999, increased by 742,979 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund, with a par value of $.05 per share and a
liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October
31, 2000 were as follows: Series A, 4.20%; Series B, 4.20%; Series
C, 4.16%, Series D, 4.20%; and Series E, 4.13%.

Shares issued and outstanding during the years ended October 31,
2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%,
calculated on the proceeds of each auction. For the year ended
October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $260,297 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $47,781,000, of which $6,930,000 expires in 2007 and
$40,851,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071400 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.

Unaudited Financial Statements for MuniYield Fund, Inc. for the Six Months Ended April 30, 2001

F-15

MuniYield Fund, Inc.,                                   April 30, 2001

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)

            S&P      Moody's   Face
STATE       Ratings  Ratings  Amount  Issue                                                                         Value

Alaska--0.7%   NR*    NR*   $ 5,050  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada Hess
                                     Pipeline Corporation), 6.10% due 2/01/2024                                  $  5,014

Arizona--1.7%  AAA    Aaa     1,460  Arizona State Wastewater Management Authority, Wastewater Treatment
                                     Financial Assistance Revenue Bonds, Series A, 5.60% due 7/01/2006 (b)(c)       1,593
                                     Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                     (America West Airlines Inc. Project), AMT:
               NR*    B3      8,000    6.25% due 6/01/2019                                                          6,800
               NR*    B3      5,300    6.30% due 4/01/2023                                                          4,465

California     AAA    NR*     4,000  California State, GO, Refunding, 5.75% due 12/01/2011 (e)                      4,366
--0.6%

Colorado       NR*    Aaa     4,680  Broomfield, Colorado, COP (Open Space Park and Recreational
--2.9%                               Facilities), 5.75% due 12/01/2015 (c)                                          4,948
                                     Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                     Series D:
               A      Aaa       700    7.75% due 11/15/2001 (b)                                                       731
               A      A2      8,000    7.75% due 11/15/2013                                                         9,656
               NR*    NR*     5,000  Denver, Colorado, Urban Renewal Authority, Tax Increment
                                     Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                            5,291
                                     Mountain Village Metropolitan District, Colorado, San Miguel
                                     County, GO, Refunding:
               NR*    NR*       690    7.95% due 12/01/2003                                                           716
               NR*    NR*       240    7.95% due 12/01/2003 (b)                                                       259

Connecticut    BBB    Baa2   22,000  Connecticut State Development Authority, PCR, Refunding
--3.5%                               (Connecticut Light and Power Company), Series A, 5.85% due
                                     9/01/2028                                                                     21,528
               AA     Aa2     4,000  Connecticut State, GO, Refunding, Series C, 5.375% due 12/15/2013              4,210

Florida        NR*    NR*    12,000  Hillsborough County, Florida, IDA, Exempt Facilities Revenue
--2.9%                               Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                   6,840
               AAA    Aaa    15,000  Pinellas County, Florida, Housing Authority, Housing Revenue Bonds
                                     (Affordable Housing Program), 4.60% due 12/01/2010 (i)                        15,011

Georgia--1.8%  AAA    Aaa    12,140  Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A, 5.875%
                                     due 1/01/2016 (h)                                                             13,002
               A1     VMIG1++   400  Monroe County, Georgia, Development Authority, PCR, Refunding
                                     (Georgia Power Company Plant--Scherer), VRDN, 4.40% due 9/01/2029 (a)            400

Idaho--0.3%    AA     NR*     2,450  Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                     Senior Series C-2, 7.15% due 7/01/2023                                         2,507

Illinois       AAA    Aaa    10,000  Chicago, Illinois, GO, Series A, 6.75% due 7/01/2010 (b)(h)                   11,757
--6.2%         NR*    Aaa     2,465  Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                     7.625% due 9/01/2027 (f)(g)(l)                                                 2,813
               BBB+   Baa1    2,750  Illinois Development Finance Authority, PCR, Refunding (Illinois
                                     Power Company Project), Series A, 7.375% due 7/01/2021                         2,988

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT          Alternative Minimum Tax
               (subject to)
COP          Certificates of Participation
DATES        Daily Adjustable Tax-Exempt
               Securities
DRIVERS      Derivative Inverse Tax-Exempt Receipts
EDA          Economic Development Authority
GO           General Obligation Bonds
HDA          Housing Development Authority
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
INFLOS       Inverse Floating Rate Municipal Bonds
PCR          Pollution Control Revenue Bonds
RITR         Residual Interest Trust Receipts
S/F          Single-Family
VRDN         Variable Rate Demand Notes

MuniYield Fund, Inc.,                                   April 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)

            S&P      Moody's   Face
STATE       Ratings  Ratings  Amount  Issue                                                                         Value

Illinois       NR*    NR*   $ 2,500  Illinois Educational Facilities Authority, Revenue Refunding Bonds
(concluded)                          (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (b)               $  3,021
                                     Illinois State, GO, First Series (e):
               AAA    Aaa     7,000    5.75% due 12/01/2013                                                         7,495
               AAA    Aaa     7,500    5.75% due 12/01/2014                                                         7,971
               AAA    Aaa     8,000  Metropolitan Pier and Exposition Authority, Illinois, Hospitality
                                     Facilities Revenue Bonds (McCormick Place Convention Center), 7%
                                     due 7/01/2026 (m)                                                              9,839

Indiana        BB-    Ba2     3,500  East Chicago, Indiana, Solid Waste Disposal Revenue Bonds (USG
--0.2%                               Corporation Project), AMT, 6.375% due 8/01/2029                                1,540

Kentucky       NR*    A3      4,000  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ
--0.6%                               International Project), AMT, 7% due 6/01/2024                                  4,165

Louisiana      NR*    A3     20,000  Lake Charles, Louisiana, Harbor and Terminal District, Port
--7.0%                               Facilities Revenue Refunding Bonds (Trunkline Long Company
                                     Project), 7.75% due 8/15/2022                                                 21,298
               AAA    Aaa    11,100  Louisiana State, GO, Series A, 6% due 5/15/2014 (e)                           11,899
               BB-    NR*    20,000  Port New Orleans, Louisiana, IDR, Refunding (Continental
                                     Grain Company Project), 6.50% due 1/01/2017                                   18,752

Maryland       NR*    NR*     7,050  Maryland State Energy Financing Administration, Limited
--1.0%                               Obligation Revenue Bonds (Cogeneration-AES Warrior Run), AMT,
                                     7.40% due 9/01/2019                                                            7,257

Massachusetts                        Massachusetts GO, Consolidated Loan:
--4.5%         AA-    Aa2    14,035    Series B, 5.75% due 6/01/2012                                               15,146
               AA-    Aa2     4,000    Series C, 5.75% due 10/01/2011                                               4,384
               A      NR*    11,030  Massachusetts State Health and Educational Facilities Authority
                                     Revenue Bonds (Schepens Eye Research Project), Series A, 6.50%
                                     due 7/01/2028                                                                 11,390
               NR*    Aaa     2,575  Tantasqua, Massachusetts, Regional School District, GO, 5%
                                     due 8/15/2017 (i)                                                              2,552

Michigan       NR*    P1      4,400  Delta County, Michigan, Economic Development Corporation,
--1.0%                               Environmental Improvement Revenue Refunding Bonds (Mead-Escanaba
                                     Paper), DATES, Series F, 4.40% due 12/01/2013 (a)                              4,400
               AAA    Aaa     3,100  Michigan State Hospital Finance Authority, Revenue Refunding Bonds,
                                     INFLOS, 8.311% due 2/15/2022 (i)(k)                                            3,294

Minnesota      AA+    Aa1     2,415  Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series A,
--0.3%                               7.05% due 7/01/2022                                                            2,448

Mississippi    A      A3     16,800  Lowndes County, Mississippi, Solid Waste Disposal and PCR, Refunding
--4.1%                                (Weyerhaeuser Company Project), Series A, 6.80% due 4/01/2022                18,646
               AA     Aa3    11,380  Mississippi State, GO, Capital Improvement, 5.75% due 11/01/2014              12,152

Missouri                             Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
--1.2%                               Bonds (Gravois Bluffs):
               NR*    NR*     1,805    6.75% due 10/01/2015                                                         1,813
               NR*    NR*     2,800    7% due 10/01/2021                                                            2,830
               AAA    NR*     3,725  Missouri State Housing Development Commission, S/F Mortgage Revenue
                                     Bonds, Homeownership, AMT, Series B, 7.55% due 9/01/2027 (f)(g)                3,987

New Jersey--5.4%                       New Jersey EDA, Construction Revenue Bonds, GO (School Facilities),
                                       Series A (c):
               AAA    Aaa     5,000    5.50% due 6/15/2012                                                          5,375
               AAA    Aaa     5,000    5.50% due 6/15/2013                                                          5,366
                                     New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                     Inc. Project), AMT:
               BB     Ba2     2,000    6.25% due 9/15/2019                                                          1,892
               BB     Ba2     8,400    5.50% due 4/01/2028                                                          7,028
               BB     Ba2     5,180    6.25% due 9/15/2029                                                          4,814

MuniYield Fund, Inc.,                                   April 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)

            S&P      Moody's   Face
STATE       Ratings  Ratings  Amount  Issue                                                                         Value

New Jersey     BB     Ba2   $ 3,750    7% due 11/15/2030                                                         $  3,800
(concluded)    BB     Ba2     6,750    7.20% due 11/15/2030                                                         6,966
               AAA    Aaa     4,450  New Jersey EDA, Water Facilities Revenue Bonds (New Jersey American
                                     Water Company Inc. Project), AMT, 6.50% due 4/01/2022 (h)                      4,592
               BBB-   Baa3      390  New Jersey Health Care Facilities Financing Authority, Revenue
                                     Refunding Bonds (Saint Elizabeth Hospital Obligation Group), 6%
                                     due 7/01/2027 (e)                                                                323

New York       AAA    Aaa     1,865  Dutchess County, New York, Resource Recovery Agency Revenue
--22.9%                              Bonds (Solid Waste System), Series A, 5.25% due 1/01/2011 (e)                  1,957
               A1+   VMIG1++  5,000  Long Island Power Authority, New York, Electric System Revenue
                                     Bonds, VRDN, Sub-Series 6, 3.80% due 5/01/2033 (a)                             5,000
               NR*    Aaa     5,595  Metropolitan Transportation Authority, New York, Commuter Facilities
                                     Revenue Bonds, RITR, Series 9, 7.77% due 7/01/2006 (b)(h)(k)                   6,948
               NR*    A       5,500  New York City, New York, City IDA, Special Facilities Revenue
                                     Bonds, RITR, AMT, Series RI-5, 7.295% due 1/01/2024 (k)                        5,879
               AAA    Aaa    10,000  New York City, New York, City Municipal Water Finance Authority,
                                     Water and Sewer System Revenue Bonds, Series B, 5.75% due
                                     6/15/2026 (e)                                                                 10,295
                                     New York City, New York, City Transitional Finance Authority
                                     Revenue Bonds:
               AA+    Aa2     9,000    Future Tax Secured, Series B, 4.75% due 11/01/2023                           8,167
               AA+    Aa2    10,000    Future Tax Secured, Series B, 4.75% due 11/15/2023                           9,069
               AA+    Aa2     2,000    Future Tax Secured, Series C, 4.75% due 5/01/2023                            1,824
               AAA    Aaa    11,765    Series C, 5% due 5/01/2029 (e)                                              11,106
                                     New York City, New York, GO:
               A      A2      4,700    Series B, 5.75% due 8/01/2014                                                5,003
               A      Aaa       385    Series C, Sub-Series C-1, 7.50% due 8/01/2002 (b)                              410
               AAA    Aaa    10,000  New York City, New York, GO, Refunding, Trust Receipts, Series R,
                                     8.272% due 5/15/2014 (h)(k)                                                   12,599
                                     New York State Dormitory Authority, Service Contract Revenue Bonds
                                     (School District Rescue), Series A:
               AA-    NR*     1,410    5.75% due 4/01/2010                                                          1,545
               AA-    NR*     1,145    5.75% due 4/01/2011                                                          1,256
                                     New York State Dormitory Authority, State University Educational
                                     Facilities Revenue Refunding Bonds, Series 1989 (e):
               AAA    NR*     7,500    6% due 5/15/2015                                                             8,203
               AAA    NR*     3,750    6% due 5/15/2016                                                             4,084
               AA+    Aa1    17,575  New York State Environmental Facilities Corporation, PCR, Refunding,
                                     RITR, Class R, Series 9, 7.198% due 6/15/2014 (k)                             19,389
               AA+    Aa1     5,260  New York State Environmental Facilities Corporation, PCR, Refunding,
                                     State Water Revolving Fund (New York City Municipal Water), 5.75%
                                     due 6/15/2012                                                                  5,767
               AAA    Aaa     9,000  Port Authority of New York and New Jersey, Consolidated Revenue
                                     Bonds, 116th Series, 4.25% due 10/01/2026 (h)                                  7,601
               AAA    NR*     4,360  Port Authority of New York and New Jersey Revenue Refunding Bonds,
                                     DRIVERS, AMT, Series 177, 7.67% due 10/15/2032 (e)(k)                          4,887
               AAA    Aaa    38,300  Port Authority of New York and New Jersey, Special Obligation
                                     Revenue Bonds (JFK International Air Terminal Project), AMT,
                                     Series 6, 5.75% due 12/01/2025 (e)                                            39,460

North          BBB    Baa3    4,750  North Carolina Eastern Municipal Power Agency, Power System
Carolina                             Revenue Bonds, Series D, 6.75% due 1/01/2026                                   4,980
--0.8%         AA     Aa2     1,000  North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 8-A,
                                     6.20% due 7/01/2016                                                            1,049

Ohio--2.2%                           Cuyahoga County, Ohio, Mortgage Revenue Bonds (West Tech
                                     Apartments Project), AMT (g):
               NR*    Aaa     1,410    5.75% due 9/20/2020                                                          1,422
               NR*    Aaa     2,250    5.85% due 9/20/2030                                                          2,270
               NR*    Aa1     2,000  Dublin, Ohio, GO, Refunding and Improvement, Series A, 4.625%
                                     due 12/01/2018                                                                 1,833

MuniYield Fund, Inc.,                                   April 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)

            S&P      Moody's   Face
STATE       Ratings  Ratings  Amount  Issue                                                                         Value

               NR*    NR*   $ 2,175  Lucas County, Ohio, Health Care Facility Revenue Refunding and
                                     Improvement Bonds (Sunset Retirement Communities), Series A, 6.625%
                                     due 8/15/2030                                                               $  2,205
               BBB    Ba2    19,000  Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                     Project), AMT, 5.60% due 8/01/2032                                             8,360

Oklahoma       AAA    NR*     3,250  Holdenville, Oklahoma, Industrial Authority, Correctional
--0.5%                               Facility Revenue Bonds, 6.70% due 7/01/2006 (b)(j)                             3,666

Oregon--2.7%   AAA    Aaa    14,000  Oregon Health Sciences University Revenue Refunding Bonds, Series A,
                                     5.16%** due 7/01/2021 (e)                                                      4,533
                                     Oregon State Department of Administrative Services, COP, Series A (c):
               AAA    Aaa     4,405    6% due 5/01/2015                                                             4,933
               AAA    Aaa     3,500    6% due 5/01/2016                                                             3,920
               AA     Aa2     7,000  Oregon State, GO, Refunding (Veterans Welfare), Series 80A, 5.70%
                                     due 10/01/2032                                                                 7,104

Pennsylvania   AAA    Aaa     5,000  Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
--8.8%                               Power and Light Company Project), Series B, 6.40% due 9/01/2029 (e)            5,278
               AAA    Aaa     9,675  Pennsylvania Convention Center Revenue Refunding Bonds, Series A,
                                     6.70% due 9/01/2014 (e)                                                       10,631
                                     Pennsylvania Economic Development Financing Authority, Exempt
                                     Facilities Revenue Bonds (National Gypsum Company), AMT:
               NR*    NR*    17,100    Series A, 6.25% due 11/01/2027                                               8,978
               NR*    NR*     2,000    Series B, 6.125% due 11/01/2027                                              1,030
               AA+    Aa2     5,135  Pennsylvania HFA, S/F Mortgage Refunding Bonds, AMT, Series 42,
                                     6.85% due 4/01/2025                                                            5,383
               AAA    Aaa    16,270  Pennsylvania State Higher Educational Facilities Authority,
                                     Health Services Revenue Refunding Bonds (Allegheny Delaware
                                     Valley Obligation), Series C, 5.875% due 11/15/2016 (e)                       16,865
                                     Philadelphia, Pennsylvania, IDR, Refunding, Authority for
                                     Commercial Development:
               NR*    NR*     3,650    (Days Inn), Series B, 6.50% due 10/01/2027                                   3,550
               NR*    NR*     3,000    (Doubletree), Series A, 6.50% due 10/01/2027                                 2,918
               AAA    Aaa    10,000  Washington County, Pennsylvania, Capital Funding Authority
                                     Revenue Bonds (Capital Projects and Equipment Program), 6.15%
                                     due 12/01/2029 (c)                                                            11,101

Rhode          AAA    Aaa       920  Cranston, Rhode Island, GO, Refunding, 5.25% due 7/01/2015 (e)                   936
Island--1.1%                         Rhode Island State Health and Educational Building Corporation,
                                     Higher Education Revenue Bonds (Roger Williams University):
               AA     NR*     2,750    5.375% due 11/15/2022                                                        2,663
               AA     NR*     2,250    5.50% due 11/15/2030                                                         2,189
                                     Woonsocket, Rhode Island, GO (h):
               NR*    Aaa     1,225    6% due 10/01/2017                                                            1,325
               NR*    Aaa     1,195    6% due 10/01/2018                                                            1,289

South          BBB+   Baa1    2,500  Richland County, South Carolina, PCR, Refunding (Union Camp
Carolina                             Corporation Project), Series C, 6.55% due 11/01/2020                           2,554
--0.3%

South          BBB+   Baa3      900  South Dakota State Health and Educational Facilities Authority,
Dakota--0.1%                         Revenue Refunding Bonds (Prairie Lakes), 7.25% due 4/01/2022                     912

Tennessee                            Elizabethton, Tennessee, Health and Educational Facilties Board,
--1.3%                               Hospital Revenue Refunding and Improvement Bonds, First Mortgage,
                                     Series B (e):
               AAA    Aaa     2,005    6% due 7/01/2011                                                             2,193
               AAA    Aaa     2,125    6% due 7/01/2012                                                             2,326
               AAA    Aaa     2,255    6.25% due 7/01/2013                                                          2,514
               NR*    NR*     3,000  Hardeman County, Tennessee, Correctional Facilities Corporation
                                     Revenue Bonds, 7.75% due 8/01/2017                                             2,979

MuniYield Fund, Inc.,                                   April 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)

            S&P      Moody's   Face
STATE       Ratings  Ratings  Amount  Issue                                                                         Value

Texas--6.5%    AAA    Aaa   $ 3,515  Denton, Texas, Utility System Revenue Refunding and Improvement
                                     Bonds, 5.125% due 12/01/2018 (c)                                            $  3,414
                                     Gregg County, Texas, Health Facilities Development Corporation,
                                     Hospital Revenue Bonds (Good Shepherd Medical Center Project):
               AA     NR*     3,000    6.875% due 10/01/2020                                                        3,290
               AA     NR*     2,000    6.375% due 10/01/2025                                                        2,102
               AA-    Aa3     5,000  Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                     Disposal Facility Revenue Bonds (E.I. du Pont de Nemours and
                                     Company Project), AMT, 6.40% due 4/01/2026                                     5,232
                                     Harris County, Texas, Health Facilities Development Corporation,
                                     Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN (a):
               A1+    NR*     6,800    4.35% due 12/01/2025                                                         6,800
               A1+    NR*     2,700    4.50% due 12/01/2026                                                         2,700
                                     Houston, Texas, Airport System, Special Facilities Revenue Bonds
                                     (Continental Airlines Terminal Improvement), AMT:
               BB     Ba1     4,500    Series B, 6.125% due 7/15/2027                                               4,022
               BB     Ba1     1,250    Series C, 6.125% due 7/15/2027                                               1,117
                                     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                     Semiconductor), AMT:
               BBB-   Baa3    6,200    6.375% due 4/01/2027                                                         6,080
               BBB-   Baa3    4,000    6.95% due 4/01/2030                                                          4,117
                                     San Antonio, Texas, Water Revenue Refunding Bonds:
               AA-    Aa3     1,000    5.875% due 5/15/2016                                                         1,055
               AA-    Aa3     1,000    5.875% due 5/15/2017                                                         1,050
               AAA    Aaa     7,020  Tyler, Texas, Waterworks and Sewer Revenue Bonds, 5.70% due
                                     9/01/2030 (h)                                                                  7,141

Utah--0.3%     AAA    Aaa     1,545  Utah State Board of Regents Revenue Refunding Bonds (University
                                     of Utah Research Facilities), Series A, 5.50% due 4/01/2018 (e)                1,570
               AAA    NR*       510  Utah State, HFA, S/F Mortgage Revenue Bonds, AMT, Senior-Series
                                     E-2, 7.15% due 7/01/2024 (d)                                                     521

Virginia       NR*    NR*     8,650  Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
--1.9%                               (Port Facility--Zeigler Coal), 6.90% due 5/02/2022 (n)                         3,806
               NR*    NR*     1,000  Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                     Exempt-Facility, AMT, Series A, 7.55% due 1/01/2019                              941
                                     Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                     Senior Series B:
               BBB-   Baa3    9,100    5.90%** due 8/15/2019                                                        2,558
               BBB-   Baa3   12,840    7.35%** due 8/15/2029                                                        1,779
               AA+    Aa1     5,125  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                     Series A, 7.10% due 1/01/2025                                                  5,267

West           NR*    A3      3,000  Upshur County, West Virginia, Solid Waste Disposal Revenue
Virginia                             Bonds (TJ International Project), AMT, 7% due 7/15/2025                        3,146
--0.4%

Wisconsin      AAA    Aaa     3,585  Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (e)                   3,721
--0.7%         AA     NR*     1,385  Wisconsin State Health and Educational Facilties Authority
                                     Revenue Bonds (Howard Young Medical Center Inc. Project), 5.125%
                                     due 8/15/2028                                                                  1,237

MuniYield Fund, Inc.,                                   April 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)

            S&P      Moody's   Face
STATE       Ratings  Ratings  Amount  Issue                                                                         Value

Puerto         AAA    Aaa   $12,500  Puerto Rico Commonwealth, Highway and Transportation Authority,
Rico--2.3%                           Transportation Revenue Bonds, Trust Receipts, Class R, Series B,
                                     7.372% due 7/01/2035 (e)(k)                                                 $ 14,252
               AAA    Aaa     2,500  Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                     Receipts, Class R, Series 16 HH, 7.122% due 7/01/2013 (k)                      2,899

               Total Investments (Cost--$742,398)--98.7%                                                          735,485

               Other Assets Less Liabilities--1.3%                                                                  9,924
                                                                                                                 --------
               Net Assets--100.0%                                                                                $745,409
                                                                                                                 ========

(a)  The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(b)  Prerefunded.
(c)  AMBAC Insured.
(d)  FHA Insured.
(e)  MBIA Insured.
(f)  FNMA Collateralized.
(g)  GNMA Collateralized.
(h)  FGIC Insured.
(i)  FSA Insured.
(j)  Connie Lee Insured.
(k)  The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(l)  FHLMC Collateralized.
(m)  Escrowed to maturity.
(n)  Non-income producing security.
  *  Not Rated.
 **  Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
 ++  Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

MuniYield Fund, Inc.,                                   April 30, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of April 30, 2001

Assets:             Investments, at value (identified cost--$742,397,615)                                   $735,484,577
                    Cash                                                                                          36,465
                    Receivables:
                      Interest                                                             $ 13,291,362
                      Securities sold                                                           351,866       13,643,228
                                                                                           ------------
                    Prepaid expenses and other assets                                                             87,775
                                                                                                            ------------
                    Total assets                                                                             749,252,045
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    3,441,463
                      Investment adviser                                                        301,380
                      Dividends to shareholders                                                  45,650        3,788,493
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        54,612
                                                                                                            ------------
                    Total liabilities                                                                          3,843,105
                                                                                                            ------------

Net Assets:         Net assets                                                                              $745,408,940
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.05 per share (10,000 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $250,000,000
                      Common Stock, par value $.10 per share (38,482,330 shares
                      issued and outstanding)                                              $  3,848,233
                    Paid-in capital in excess of par                                        541,046,599
                    Undistributed investment income--net                                      6,673,054
                    Accumulated realized capital losses on investments--net                (38,225,209)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net                                                    (11,020,699)
                    Unrealized depreciation on investments--net                             (6,913,038)
                                                                                           ------------
                    Total--Equivalent to $12.87 net asset value per share of Common
                    Stock (market price--$13.45)                                                             495,408,940
                                                                                                            ------------
                    Total capital                                                                           $745,408,940
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Six Months Ended April 30, 2001

Investment          Interest and amortization of premium and discount earned                                $ 22,320,219
Income:

Expenses:           Investment advisory fees                                               $  1,877,871
                    Commission fees                                                             307,837
                    Accounting services                                                         124,737
                    Professional fees                                                            41,167
                    Printing and shareholder reports                                             39,868
                    Transfer agent fees                                                          32,517
                    Custodian fees                                                               27,344
                    Directors' fees and expenses                                                 19,946
                    Listing fees                                                                 19,747
                    Pricing fees                                                                 10,949
                    Other                                                                        16,994
                                                                                           ------------
                    Total expenses                                                                             2,518,977
                                                                                                            ------------
                    Investment income--net                                                                    19,801,242
                                                                                                            ------------
Realized &          Realized loss on investments--net                                                          (569,739)
Unrealized          Change in unrealized depreciation on investments--net                                    (6,126,753)
Loss on                                                                                                     ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 13,104,750
--Net:                                                                                                      ============
                    See Notes to Financial Statements.

MuniYield Fund, Inc.,                                   April 30, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                            April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         2001             2000

Operations:         Investment income--net                                                 $ 19,801,242     $ 41,759,142
                    Realized loss on investments--net                                         (569,739)     (37,655,470)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (6,126,753)       34,881,965
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     13,104,750       38,985,637
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                         (16,433,634)     (33,320,553)
                      Preferred Stock                                                       (4,813,082)     (10,334,350)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                           (21,246,716)     (43,654,903)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders
Transactions:       in reinvestment of dividends                                              2,189,839               --
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (5,952,127)      (4,669,266)
                    Beginning of period                                                     751,361,067      756,030,333
                                                                                           ------------     ------------

                    End of period*                                                         $745,408,940     $751,361,067
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  6,673,054     $  8,118,528
                                                                                           ============     ============

                    See Notes to Financial Statements.

MuniYield Fund, Inc.,                                   April 30, 2001

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                  April 30,        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              2001       2000       1999        1998       1997

Per Share           Net asset value, beginning of period           $  13.08   $  13.21   $  16.27   $  16.09    $  15.68
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .52       1.09       1.12       1.19        1.24
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.17)      (.08)     (2.34)        .49         .65
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .35       1.01     (1.22)       1.68        1.89
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                          (.43)      (.87)      (.95)      (.97)      (1.00)
                                                                   --------   --------   --------   --------    --------
                      Realized gain on investments--net                  --         --      (.38)      (.26)       (.22)
                      In excess of realized gain on
                      investments--net                                   --         --      (.27)         --       (.01)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions to
                    Common Stock shareholders                         (.43)      (.87)     (1.60)     (1.23)      (1.23)
                                                                   --------   --------   --------   --------    --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                        (.13)      (.27)      (.17)      (.18)       (.20)
                        Realized gain on investments--net                --         --      (.04)      (.09)       (.05)
                      In excess of realized gain on
                      investments--net                                   --         --      (.03)         --      --++++
                                                                   --------   --------   --------   --------    --------
                    Total effect of Preferred Stock
                    activity                                          (.13)      (.27)      (.24)      (.27)       (.25)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  12.87   $  13.08   $  13.21   $  16.27    $  16.09
                                                                   ========   ========   ========   ========    ========
                    Market price per share, end of period          $  13.45   $ 12.625   $ 12.875   $ 16.875    $ 15.875
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on market price per share               10.05%+++      5.26%   (15.35%)     14.74%      15.56%
Return:**                                                          ========   ========   ========   ========    ========
                    Based on net asset value per share             1.64%+++      6.28%    (9.92%)      9.15%      11.11%
                                                                   ========   ========   ========   ========    ========

Ratios Based on     Total expenses***                                1.00%*       .99%       .93%       .89%        .91%
Average Net                                                        ========   ========   ========   ========    ========
Assets of           Total investment income--net***                  7.87%*      8.35%      7.42%      7.43%       7.81%
Common Stock:                                                      ========   ========   ========   ========    ========
                    Amount of dividends to Preferred
                    Stock shareholders                               1.91%*      2.07%      1.11%      1.10%       1.28%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net, to Common
                    Stock shareholders                               5.96%*      6.28%      6.31%      6.33%       6.53%
                                                                   ========   ========   ========   ========    ========

Ratios Based on     Total expenses                                    .67%*       .66%       .65%       .63%        .64%
Total Average Net                                                  ========   ========   ========   ========    ========
Assets:***++        Total investment income--net                     5.27%*      5.56%      5.17%      5.26%       5.48%
                                                                   ========   ========   ========   ========    ========

Ratios Based on     Dividends to Preferred Stock shareholders        3.88%*      4.12%      2.55%      2.66%       3.02%
Average Net                                                        ========   ========   ========   ========    ========
Assets of
Preferred
Stock:

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                       $495,409  $ 501,361   $506,030   $611,222    $596,320
                                                                   ========   ========   ========   ========    ========
                    Preferred Stock outstanding, end of
                    period (in thousands)                          $250,000   $250,000   $250,000   $250,000    $250,000
                                                                   ========   ========   ========   ========    ========
                    Portfolio turnover                               36.66%    103.44%     78.42%     91.63%     111.45%
                                                                   ========   ========   ========   ========    ========

Leverage:           Asset coverage per $1,000                      $  2,982   $  3,005   $  3,024   $  3,445    $  3,385
                                                                   ========   ========   ========   ========    ========

Dividends           Series A--Investment income--net               $    450   $  1,052   $    588   $    694    $    747
Per Share on                                                       ========   ========   ========   ========    ========
Preferred Stock     Series B--Investment income--net               $    542   $  1,009   $    595   $    687    $    751
Outstanding:                                                       ========   ========   ========   ========    ========
                    Series C--Investment income--net               $    466   $  1,032   $    687   $    643    $    763
                                                                   ========   ========   ========   ========    ========
                    Series D--Investment income--net               $    468   $  1,035   $    694   $    637    $    762
                                                                   ========   ========   ========   ========    ========
                    Series E--Investment income--net               $    481   $  1,038   $    627   $    656    $    752
                                                                   ========   ========   ========   ========    ========

   * Annualized.

  ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

 *** Do not reflect the effect of dividends to Preferred Stock shareholders.

  ++ Includes Common and Preferred Stock average net assets.

++++ Amount is less than $.01 per share.

 +++ Aggregate total investment return.

See Notes to Financial Statements.

                                      F-24

MuniYield Fund, Inc.,                                   April 30, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Fund, Inc. (the "Fund") is registered under the Investment
Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented.
All such adjustments are of a normal, recurring nature.The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on
exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price
(options written) or the last bid price (options purchased).
Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.
Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the
Fund, which may utilize a matrix system for valuations. The
procedures of the pricing service and its valuations are reviewed by the officers of the fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is
subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from
(or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security
transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA
Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized
appreciation/depreciation, based on debt securities held as of
October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with
Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund
Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned
subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a

                                      F-25

MuniYield Fund, Inc., April 30, 2001

NOTES TO FINANCIAL STATEMENTS

monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the
Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The
Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of
$54,031 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $272,292,509 and
$263,056,593, respectively.

Net realized gains (losses) for the six months ended April 30, 2001 and net unrealized losses as of April 30, 2001 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Losses

Long-term investments            $     83,349   $ (6,913,038)
Financial futures contracts          (653,088)            --
                                 ------------   ------------
Total                            $   (569,739)  $ (6,913,038)
                                 ============   ============

As of April 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $6,913,038, of which $27,184,243 related to appreciated securities and $34,097,281 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for
Federal income tax purposes was $742,397,615.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30,
2001 increased by 165,227 as a result of dividend reinvestment and during the year ended October 31, 2000, remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund, with a par value of $.05 per share and a
liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April
30, 2001 were as follows: Series A, 3.60%; Series B, 3.40%; Series
C, 3.80%, Series D, 3.80%; and Series E, 3.40%.

Shares issued and outstanding during the six months ended April 30,
2001 and during the year ended October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%,
calculated on the proceeds of each auction. For the six months ended
April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated,
an affiliate of FAM, earned $139,830 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $47,781,000, of which $6,930,000 expires in 2007 and
$40,851,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of
$.071400 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.

Audited Financial Statements for Merrill Lynch Municipal Strategy Fund, Inc. for the Year Ended October 31, 2000

F-27

Merrill Lynch Strategy Fund, Inc.                               October 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Municipal Strategy Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Merrill Lynch
Municipal Strategy Fund, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period November 3, 1995 (commencement of operations) to October 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's
management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by
correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of
Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 2000,
the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 5, 2000

Merrill Lynch Strategy Fund, Inc.                               October 31, 2000

SCHEDULE OF INVESTMENTS                                                                             (in Thousands)

                 S&P       Moody's    Face
STATE            Ratings   Ratings   Amount   Issue                                                          Value

Arizona--2.5%                                 Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                              Bonds (America West Airlines Inc. Project), AMT:
                   NR*      B1      $ 2,000      6.25% due 6/01/2019                                        $  1,788
                   NR*      B1        1,600      6.30% due 4/01/2023                                           1,425

California--8.2%   AAA      Aaa       8,000   California State University and Colleges, Student Union
                                              Revenue Bonds (Chico), Series B, 4.375% due 11/01/2028 (a)       6,642
                   AAA      Aaa       1,560   Centinela Valley, California, Union High School
                                              District, GO, Series A, 5.875% due 8/01/2024 (a)                 1,629
                                              Los Angeles County, California, Schools Regionalized
                                              Business Services, COP, Pooled Financing, Series A (c):
                   AAA      Aaa       1,430      5.90%** due 8/01/2019                                           505
                   AAA      Aaa       2,510      6%** due 8/01/2029                                              490
                   NR*      Aa3       1,250   Sacramento County, California, Sanitation District
                                              Financing Authority, Revenue Refunding Bonds, Trust Receipts,
                                              Class R, Series A, 7.829% due 12/01/2019 (e)                     1,368

Colorado--6.1%     NR*      Aaa       4,430   Broomfield, Colorado, Open Space Park and Recreational
                                              Facilities, COP, 5.75% due 12/01/2014 (c)                        4,655
                   AA       Aa2       1,500   Colorado HFA, Revenue Refunding Bonds (S/F Program),
                                              AMT, Series D-2, 6.90% due 4/01/2029                             1,653
                   NR*      NR*       1,500   Denver, Colorado, Urban Renewal Authority, Tax Increment
                                              Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016              1,595

Connecticut--2.5%  NR*      NR*         750   Connecticut State Development Authority, IDR
                                              (AFCO Cargo BDL-LLC Project), AMT, 7.35% due 4/01/2010             761
                   NR*      Aaa       2,175   Connecticut State Special Tax Obligation Revenue Bonds,
                                              RIB, Series 372, 7.59% due 12/01/2017 (b)(e)                     2,446

Florida--1.8%      A1+      VMIG1++     200   Martin County, Florida, PCR, Refunding (Florida Power &
                                              Light Company Project), VRDN, 4.65% due 7/15/2022 (g)              200
                   NR*      B1        2,260   Palm Bay, Florida, Lease Revenue Refunding Bonds
                                              (Florida Education and Research Foundation Project),
                                              Series A, 6.85% due 9/01/2013                                    2,098

Georgia--2.5%      AAA      Aa2       3,250   Georgia State, HFA, S/F Mortgage Revenue
                                              Refunding Bonds, Series A, Sub-Series A-1, 6.125%
                                              due 12/01/2015 (h)                                               3,298

Illinois--4.1%     NR*      NR*         910   Beardstown, Illinois, IDR (Jefferson Smurfit Corp.
                                              Project), 8% due 10/01/2016                                        949
                   AAA      Aaa       3,285   Illinois Development Finance Authority Revenue Bonds
                                              (Presbyterian Home Lake Project), Series B, 6.30%
                                              due 9/01/2022 (d)                                                3,421
                   NR*      Ba3       1,250   Illinois Health Facilities Authority Revenue Bonds
                                              (Holy Cross Hospital Project), 6.70% due 3/01/2014               1,064

Indiana--2.2%      BBB      Baa1      3,000   Indiana State Development Finance Authority,
                                              Environmental Revenue Refunding and Improvement Bonds
                                              (USX Corporation Project), 6.15% due 7/15/2022                   2,862

Louisiana--2.9%    BB-      NR*       4,000   Port New Orleans, Louisiana, IDR, Refunding
                                              (Continental Grain Company Project), 6.50%
                                              due 1/01/2017                                                    3,770

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Strategy Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
VRDN   Variable Rate Demand Notes

Merrill Lynch Strategy Fund, Inc.                               October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                  (in Thousands)

                 S&P       Moody's    Face
STATE            Ratings   Ratings   Amount   Issue                                                          Value

Maryland--2.3%     NR*      NR*     $ 3,000   Maryland State Energy Financing Administration,
                                              Limited Obligation Revenue Bonds (Cogeneration-AES
                                              Warrior Run), AMT, 7.40% due 9/01/2019                        $  3,039

Massachusetts      AAA      Aa1       1,600   Massachusetts Bay, Massachusetts, Transportation
--6.4%                                        Authority, Revenue Refunding Bonds (Special Assessment),
                                              Series A, 5.25% due 7/01/2030                                    1,517
                   A        NR*       2,000   Massachusetts State Health and Educational Facilities
                                              Authority Revenue Bonds (Schepens Eye Research Project),
                                              Series A, 6.50% due 7/01/2028                                    2,087
                   AAA      Aaa       5,000   Massachusetts State Turnpike Authority, Metropolitan
                                              Highway System, Revenue Refunding Bonds, Senior-Series A,
                                              5.125% due 1/01/2023 (a)                                         4,694

Mississippi--2.2%  BBB-     Ba1       3,150   Mississippi Business Finance Corporation, Mississippi,
                                              PCR, Refunding (System Energy Resources Inc. Project),
                                              5.875% due 4/01/2022                                             2,890

New Jersey--0.3%   BBB-     Baa3        500   New Jersey Health Care Facilities Financing Authority,
                                              Revenue Refunding Bonds (St. Elizabeth Hospital
                                              Obligation Group), 6% due 7/01/2014                                459

New York--19.4%    NR*      Aaa       3,000   New York City, New York, City Municipal Water Finance
                                              Authority, Water and Sewer System Revenue Bonds, RITR,
                                              Series 11, 7.07% due 6/15/2026 (d)(e)                            3,090
                   AAA      Aaa       2,320   New York City, New York, City Municipal Water Finance
                                              Authority, Water and Sewer System Revenue Refunding Bonds,
                                              Series A, 5.125% due 6/15/2022 (c)                               2,180
                   AA+      Aa2       4,300   New York City, New York, City Transitional Finance
                                              Authority Revenue Bonds, Series A, 5.125% due 8/15/2021          4,056
                                              New York City, New York, GO, Refunding, Series G:
                   AAA      Aaa       2,090      5.75% due 2/01/2014 (a)                                       2,171
                   AAA      Aaa       2,000      5.75% due 2/01/2014 (b)                                       2,078
                   AAA      NR*       3,300   New York State Dormitory Authority, Revenue Refunding
                                              Bonds (City University--Third Generation Resources),
                                              Series 2, 5% due 7/01/2028 (d)                                   3,003
                                              New York State Thruway Authority, Highway and Bridge
                                              Trust Fund Revenue Bonds, Series A (d):
                   AAA      Aaa       2,850      6% due 4/01/2015                                              3,055
                   AAA      Aaa       2,625      6% due 4/01/2016                                              2,800
                   AAA      Aaa       2,850   Port Authority of New York and New Jersey, Special
                                              Obligation Revenue Bonds (JFK International Air Terminal
                                              Project), AMT, Series 6, 5.75% due 12/01/2025 (a)                2,878

North Carolina     AA       Aa2       1,795   North Carolina, HFA, S/F Revenue Bonds, Series II,
--1.4%                                        6.20% due 3/01/2016 (h)                                          1,828

Ohio--1.5%         NR*      Baa3      3,000   Franklin County, Ohio, Hospital Revenue Bonds
                                              (Doctors of Ohio Health Corp.), Series A,
                                              5.60% due 12/01/2028                                             1,962

Oklahoma--2.7%     AAA      NR*       1,650   Holdenville, Oklahoma, Industrial Authority, Correctional
                                              Facility Revenue Bonds, 6.60% due 7/01/2006 (f)(i)               1,817
                   A1+      VMIG1++   1,700   Oklahoma State Industries Authority, Revenue Refunding
                                              Bonds (Integris Baptist), VRDN, Series B, 4.60% due
                                              8/15/2029 (a)(g)                                                 1,700

Pennsylvania       AAA      Aaa       4,200   Delaware River Port Authority of Pennsylvania and
--6.5%                                        New Jersey Revenue Bonds, 5.75% due 1/01/2015 (d)                4,391
                                              Pennsylvania Economic Development Financing Authority,
                                              Exempt Facilities Revenue Bonds (National Gypsum
                                              Company), AMT:
                   NR*      NR*       1,750      Series A, 6.25% due 11/01/2027                                1,463
                   NR*      NR*       2,000      Series B, 6.125% due 11/01/2027                               1,644
                   NR*      NR*       1,000   Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                              Commercial Development (Doubletree), Series A, 6.50%
                                              due 10/01/2027                                                     964
South Carolina     AAA      Aaa       1,000   Fairfield County, South Carolina, PCR (South Carolina
--0.8%                                        Electric and Gas), 6.50% due 9/01/2014 (a)                       1,056

Merrill Lynch Strategy Fund, Inc.                               October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                  (in Thousands)

                 S&P       Moody's    Face
STATE            Ratings   Ratings   Amount   Issue                                                          Value

Tennessee--1.3%    NR*      NR*     $ 1,610   Hardeman County, Tennessee, Correctional Facilities
                                              Corporation Revenue Bonds, 7.75% due 8/01/2017                $  1,646

Texas--3.8%        AAA      Aaa       3,000   Grapevine-Colleyville, Texas, Independent School
                                              District, GO, Refunding, 5% due 8/15/2029                        2,689
                                              Harris County, Texas, Health Facilities Development
                                              Corporation, Hospital Revenue Refunding Bonds
                                              (Methodist Hospital), VRDN (g):
                   A1+      NR*         100      4.60% due 12/01/2025                                            100
                   A1+      NR*         100      4.60% due 12/01/2026                                            100
                   BBB-     Baa3      2,000   Lower Colorado River Authority, Texas, PCR (Samsung
                                              Austin Semiconductor), AMT, 6.95% due 4/01/2030                  2,038

Utah--0.0%         NR*      NR*       1,000   Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                              AMT, Series A, 7.55% due 7/01/2027 (j)                              38

Virginia--6.2%     AAA      Aaa       5,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                              Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (c)          5,447
                   NR*      NR*       1,750   Peninsula Ports Authority, Virginia, Revenue Refunding
                                              Bonds (Port Facility-Zeigler Coal), 6.90% due 5/02/2022 (j)        420
                                              Pocahontas Parkway Association, Virginia, Toll Road
                                              Revenue Bonds:
                   NR*      Ba1       6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2031                 607
                   BBB-     Baa3     11,960      Senior Series B, 5.95%** due 8/15/2029                        1,543

Washington--1.0%   AAA      Aaa       1,500   Grant County, Washington, Public Utility District
                                              No. 002, Electric Revenue Bonds, Series G, 4.75%
                                              due 1/01/2017 (a)                                                1,368

Wisconsin--2.9%    NR*      Aaa       3,675   Milwaukee County, Wisconsin, Airport Revenue Bonds,
                                              AMT, Series A, 6% due 12/01/2019 (b)                             3,784

Wyoming--2.5%      NR*      P1          700   Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc.
                                              Project), VRDN, 4.55% due 8/15/2020 (g)                            700
                   AA       NR*       2,500   Wyoming Student Loan Corporation, Student Loan
                                              Revenue Refunding Bonds, Series A, 6.20% due 6/01/2024           2,607

Puerto Rico        NR*      Aaa       2,500   Puerto Rico Commonwealth, Highway and Transportation
--4.6%                                        Authority, Transportation Revenue Bonds, Trust Receipts,
                                              Class R, Series B, 7.57% due 7/01/2035 (a)(e)                    2,702
                   AAA      Aaa       2,000   Puerto Rico Electric Power Authority, Power Revenue
                                              Refunding Bonds, Series EE, 4.75% due 7/01/2024 (a)              1,809
                   AAA      Aaa       1,530   Puerto Rico Public Buildings Authority Revenue Bonds
                                              (Government Facilities), Series B, 5% due 7/01/2027 (c)          1,438

                   Total Investments (Cost--$132,774)--98.6%                                                 128,477

                   Other Assets Less Liabilities--1.4%                                                         1,817
                                                                                                            --------
                   Net Assets--100.0%                                                                       $130,294
                                                                                                            ========

(a)  MBIA Insured.
(b)  FGIC Insured.
(c)  AMBAC Insured.
(d)  FSA Insured.
(e)  The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(f)  Connie Lee Insured.
(g)  The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(h)  FHA Insured.
(i)  Prerefunded.
(j)  Non-income producing security.
  *  Not Rated.
 **  Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++  Highest short-term rating by Moody's Investors Service, Inc.
     Ratings of issues shown have not been audited by Deloitte &
     Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Strategy Fund, Inc.                               October 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of October 31, 2000

Assets:             Investments, at value (identified cost--$132,774,079)                                   $128,477,014
                    Cash                                                                                         119,565
                    Receivables:
                      Interest                                                             $  2,001,369
                      Capital shares sold                                                       126,212        2,127,581
                                                                                           ------------
                    Deferred organization expenses                                                                   341
                    Prepaid registration fees and other assets                                                    37,442
                                                                                                            ------------
                    Total assets                                                                             130,761,943
                                                                                                            ------------
Liabilities:        Payables:
                      Dividends to shareholders                                                 163,418
                      Investment advisory fees                                                   46,730
                      Administration fees                                                        29,206          239,354
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       228,591
                                                                                                            ------------
                    Total liabilities                                                                            467,945
                                                                                                            ------------

Net Assets:         Net assets                                                                              $130,293,998
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (2,480 shares of
                      AMPS* issued and 1,796 shares outstanding at $25,000 per
                      share liquidation preference)                                                         $ 44,900,000
                      Common Stock, par value $.10 per share (9,755,788 shares
                      issued and outstanding)                                              $    975,579
                    Paid-in capital in excess of par                                        101,119,137
                    Undistributed investment income--net                                            642
                    Accumulated realized capital losses on investments--net                 (8,998,265)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                               (3,406,030)
                    Unrealized depreciation on investments--net                             (4,297,065)
                                                                                           ------------
                    Total--Equivalent to $8.75 net asset value per
                    share of Common Stock                                                                     85,393,998
                                                                                                            ------------
                    Total capital                                                                           $130,293,998
                                                                                                            ============

                    *Auction Market Preferred Stock.

                     See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended October 31, 2000

Investment          Interest and amortization of premium and discount earned                                $  9,185,175
Income:

Expenses:           Investment advisory fees                                               $    746,301
                    Administrative fees                                                         373,150
                    Commission fees                                                             147,134
                    Professional fees                                                           131,037
                    Transfer agent fees                                                         120,507
                    Printing and shareholder reports                                             91,453
                    Accounting services                                                          86,990
                    Amortization of organization expenses                                        62,304
                    Directors' fees and expenses                                                 31,324
                    Custodian fees                                                               13,403
                    Registration fees                                                            13,001
                    Pricing fees                                                                  8,091
                    Other                                                                        45,816
                                                                                           ------------
                    Total expenses before reimbursement                                       1,870,511
                    Reimbursement of expenses                                                 (149,260)
                                                                                           ------------
                    Total expenses after reimbursement                                                         1,721,251
                                                                                                            ------------
                    Investment income--net                                                                     7,463,924
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (7,857,686)
Unrealized          Change in unrealized depreciation on investments--net                                      6,239,229
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  5,845,467
                                                                                                            ============

                    See Notes to Financial Statements.

Merrill Lynch Strategy Fund, Inc.                               October 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year
                                                                                                 Ended October 31,
                    Increase (Decrease) in Net Assets:                                          2000            1999

Operations:         Investment income--net                                                 $  7,463,924     $  7,955,477
                    Realized loss on investments--net                                       (7,857,686)      (3,963,881)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                       6,239,229     (16,190,234)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                           5,845,467     (12,198,638)
                                                                                           ------------     ------------
Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (5,136,655)      (6,440,369)
Shareholders:         Preferred Stock                                                       (2,346,958)      (1,494,777)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --      (2,910,041)
                      Preferred Stock                                                                --        (495,989)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (7,483,613)     (11,341,176)
                                                                                           ------------     ------------

Capital Stock       Net increase (decrease) in Preferred Stock transactions                (13,100,000)       10,000,000
Transactions:       Net increase (decrease) in Common Stock transactions                   (15,141,666)       10,374,468
                                                                                           ------------     ------------
                    Net increase (decrease)in net assets derived from
                    capital stock transactions                                             (28,241,666)       20,374,468
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                           (29,879,812)      (3,165,346)
                    Beginning of year                                                       160,173,810      163,339,156
                                                                                           ------------     ------------
                    End of year*                                                           $130,293,998     $160,173,810
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $        642     $     20,331
                                                                                           ============     ============

                    See Notes to Financial Statements.

Merrill Lynch Strategy Fund, Inc.                               October 31, 2000

FINANCIAL HIGHLIGHTS

                                                                                                                For the
                                                                                                                  Period
The following per share data and ratios have been derived                                                       Nov. 3,
from information provided in the financial statements.                                                        1995++ to
                                                                         For the Year Ended October 31,         Oct. 31,
Increase (Decrease) in Net Asset Value:                            2000       1999       1998        1997        1996

Per Share           Net asset value, beginning of period         $   8.89   $  10.96   $  10.87    $  10.17     $  10.00
Operating                                                        --------   --------   --------    --------     --------
Performance:        Investment income--net                            .72        .71        .73         .75          .68
                    Realized and unrealized gain (loss)
                    on investments--net                             (.14)     (1.75)        .35         .70          .21
                                                                 --------   --------   --------    --------     --------
                    Total from investment operations                  .58     (1.04)       1.08        1.45          .89
                                                                 --------   --------   --------    --------     --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                        (.49)      (.58)      (.60)       (.59)        (.59)
                      Realized gain on investments--net                --         --      (.19)          --           --
                      In excess of realized gain on
                      investments--net                                 --      (.27)         --          --           --
                                                                 --------   --------   --------    --------     --------
                    Total dividends and distributions to
                    Common Stock shareholders                       (.49)      (.85)      (.79)       (.59)        (.59)
                                                                 --------   --------   --------    --------     --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to
                      Preferred Stock shareholders:
                          Investment income--net                    (.23)      (.13)      (.13)       (.16)        (.09)
                          Realized gain on investments--net            --         --      (.07)          --           --
                          In excess of realized gain on
                          investments--net                             --      (.05)         --          --           --
                      Capital charge resulting from issuance
                      of Preferred Stock                               --         --         --          --        (.04)
                                                                 --------   --------   --------    --------     --------
                    Total effect of Preferred Stock activity        (.23)      (.18)      (.20)       (.16)        (.13)
                                                                 --------   --------   --------    --------     --------
                    Net asset value, end of period               $   8.75   $   8.89   $  10.96    $  10.87     $  10.17
                                                                 ========   ========   ========    ========     ========

Total Investment    Based on net asset value per share              4.09%   (11.94%)      8.28%      13.08%     7.81%+++
Return:**                                                        ========   ========   ========    ========     ========

Ratios Based on     Total expenses, net of reimbursement***         1.88%      1.75%      1.61%       1.37%        .68%*
Average Net                                                      ========   ========   ========    ========     ========
Assets of           Total expenses***                               2.04%      1.90%      1.80%       1.83%       1.60%*
Common Stock:                                                    ========   ========   ========    ========     ========
                    Total investment income--net***                 8.14%      6.98%      6.65%       7.14%       6.86%*
                                                                 ========   ========   ========    ========     ========
                    Amount of dividends to Preferred
                    Stock shareholders                              2.56%      1.31%      1.21%       1.53%        .94%*
                                                                 ========   ========   ========    ========     ========
                    Investment income--net, to
                    Common Stock shareholders                       5.58%      5.67%      5.44%       5.61%       5.92%*
                                                                 ========   ========   ========    ========     ========

Ratios Based on     Total expenses, net of reimbursement            1.15%      1.17%      1.12%        .96%        .53%*
Total Average                                                    ========   ========   ========    ========     ========
Net                 Total expenses                                  1.25%      1.27%      1.25%       1.28%       1.26%*
Assets:***++++++                                                 ========   ========   ========    ========     ========
                    Total investment income--net                    4.99%      4.66%      4.61%       5.01%       5.40%*
                                                                 ========   ========   ========    ========     ========

Ratios Based on     Dividends to Preferred Stock Shareholders       4.05%      2.63%      2.75%       3.58%       3.49%*
Average Net                                                      ========   ========   ========    ========     ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                 $ 85,394   $102,174   $115,339    $101,463     $ 83,573
                                                                 ========   ========   ========    ========     ========
                    Preferred Stock outstanding,
                    end of period (in thousands)                 $ 44,900   $ 58,000   $ 48,000    $ 48,000     $ 38,000
                                                                 ========   ========   ========    ========     ========
                    Portfolio turnover                            115.52%    158.57%    141.53%     144.34%      234.41%
                                                                 ========   ========   ========    ========     ========

Leverage:           Asset coverage per $1,000                    $  2,902   $  2,762   $  3,403    $  3,114     $  3,199
                                                                 ========   ========   ========    ========     ========

Dividends Per       Investment income--net                       $  1,015   $    644    $   533    $    897     $    564
Share On                                                         ========   ========   ========    ========     ========
Preferred Stock
Outstanding:

     * Annualized.
    ** Total investment returns exclude the effects of the contingent deferred sales charge, if any. The Fund is a continuously
       offered, closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists. The
       Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
   *** Do not reflect the effect of dividends to Preferred Stock shareholders.
    ++ Commencement of operations.
  ++++ The Fund's Preferred Stock was initially issued on March 11,
       1996.
++++++ Includes Common and Preferred Stock average net assets.
   +++ Aggregate total investment return.

See Notes to Financial Statements.

Merrill Lynch Strategy Fund, Inc.                               October 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is
registered under the Investment Company Act of 1940 as a
continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of
Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general
supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is
subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from
(or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security
transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and prepaid registration fees--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

Merrill Lynch Strategy Fund, Inc.                               October 31, 2000

NOTES TO FINANCIAL STATEMENTS

2. Investment Advisory Agreement and Transactions
with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund
Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned
subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2000,
FAM earned fees of $746,301, of which $149,260 was waived.

The Fund also has entered into an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of
 .25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the
Fund.

For the year ended October 31, 2000, FAM Distributors Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $115,842 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of
ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $159,580,282 and
$181,935,000, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized losses as of October 31, 2000, were as follows:

                                     Realized     Unrealized
                                     Losses         Losses

Long-term investments            $ (7,857,686) $  (4,297,065)
                                 ------------  -------------
Total                            $ (7,857,686) $  (4,297,065)
                                 ============  =============

As of October 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $4,311,900, of which $2,270,143 related to appreciated securities and $6,582,043 related to
depreciated securities. The aggregate cost of investments at October
31, 2000 for Federal income tax purposes was $132,788,914.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Transactions in Common Stock were as follows:

For the Year Ended                                  Dollar
October 31, 2000                      Shares        Amount

Shares sold                           630,905  $   5,502,348
Shares issued to shareholders
in reinvestment of dividends          179,287      1,561,399
                                 ------------  -------------
Total issued                          810,192      7,063,747
Shares tendered                   (2,553,660)   (22,205,413)
                                 ------------  -------------
Net decrease                      (1,743,468) $ (15,141,666)
                                 ============  =============

For the Year Ended                                  Dollar
October 31, 1999                      Shares        Amount

Shares sold                         2,518,676 $  26,054,342
Shares issued to shareholders
in reinvestment of dividends
and distributions                     295,128      3,036,851
                                 ------------  -------------
Total issued                        2,813,804     29,091,193
Shares tendered                   (1,838,103)   (18,716,725)
                                 ------------  -------------
Net increase                          975,701 $  10,374,468
                                 ============  =============

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund, with a par value of $.10 per share and a
liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October
31, 2000 was 3.50%.

In connection with the offering of AMPS, the Board of Directors reclassified 40,000 shares of unissued capital stock as AMPS. AMPS shares outstanding during the year ended October 31, 2000 decreased by 524 as a result of shares retired and during the year ended
October 31, 1999 increased by 400 as a result of shares sold.

The Fund pays commissions to certain broker dealers at the end of each auction at an annual rate ranging from .25% to 1.00%,
calculated on the proceeds of each auction. For the year ended
October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $127,823 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carry-forward of approximately $12,294,000, of which $4,320,000 expires in 2007 and $7,974,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

Unaudited Financial Statements for Merrill Lynch Municipal Strategy Fund, Inc. for the Six Months Ended April 30, 2001

F-37

Merrill Lynch Municipal Strategy Fund, Inc.,                      April 30, 2001

SCHEDULE OF INVESTMENTS                                                                            (in Thousands)

                S&P        Moody's   Face
STATE           Ratings    Ratings   Amount   Issue                                                           Value

Alabama--0.3%                                 Columbia, Alabama, IDB, PCR, Refunding
                                              (Alabama Power Company Project), VRDN (g):
                  A1       VMIG1++   $   300      Series A, 4.50% due 5/01/2022                               $    300
                  A1       VMIG1++       100      Series E, 4.45% due 10/01/2022                                   100

Arizona--2.5%                                 Phoenix, Arizona, IDA, Airport Facility
                                              Revenue Refunding Bonds (America West Airlines
                                              Inc. Project), AMT:
                  NR*      B3          2,000      6.25% due 6/01/2019                                            1,700
                  NR*      B3          1,600      6.30% due 4/01/2023                                            1,348

California--5.4%  AAA      Aaa         3,000  California State University and Colleges, Student
                                              Union Revenue Bonds (Chico), Series B,
                                              4.375% due 11/01/2028 (a)                                          2,493
                  AAA      Aaa         1,560  Centinela Valley, California, Union High School
                                              District, GO, Series A, 5.875% due 8/01/2024 (a)                   1,645
                                              Los Angeles County, California, Schools Regionalized
                                              Business Services, COP, Pooled
                                              Financing, Series A (c):
                  AAA      Aaa         1,430      5.90%** due 8/01/2019                                            518
                  AAA      Aaa         2,510      6%** due 8/01/2029                                               498
                  AA       Aa3         1,250  Sacramento County, California, Sanitation District
                                              Financing Authority, Revenue Refunding Bonds, Trust Receipts,
                                              Class R, Series A, 7.597% due 12/01/2019 (e)                       1,389

Colorado--6.6%    NR*      Aaa         4,430  Broomfield, Colorado, Open Space Park and Recreational
                                              Facilities, COP, 5.75% due 12/01/2014 (c)                          4,715
                  AA       Aa2         1,500  Colorado HFA, Revenue Refunding Bonds (S/F Program),
                                              AMT, Series D-2, 6.90% due 4/01/2029                               1,668
                  NR*      NR*         1,500  Denver, Colorado, Urban Renewal Authority, Tax Increment
                                              Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                1,587

Connecticut--     NR*      NR*           725  Connecticut State Development Authority, IDR (AFCO Cargo
2.7%                                          BDL-LLC Project), AMT, 7.35% due 4/01/2010                           733
                  NR*      Aaa         2,175  Connecticut State Special Tax Obligation Revenue Bonds,
                                              RIB, Series 372, 7.78% due 12/01/2017 (b)(e)                       2,526

Florida--8.2%                                 Florida State Turnpike Authority, Turnpike Revenue Bonds
                                              (Department of Transportation), Series B:
                  AA-      Aa3         1,755      5.25% due 7/01/2021                                            1,744
                  AA-      Aa3         1,850      5.25% due 7/01/2022                                            1,836
                  A1+      VMIG1++       200  Martin County, Florida, PCR, Refunding (Florida Power &
                                              Light Company Project), VRDN, 4.55% due 7/15/2022 (g)                200
                  NR*      B1          2,260  Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                              Education and Research Foundation Project), Series A,
                                              6.85% due 9/01/2013                                                2,019
                  AAA      Aaa         4,200  Pinellas County, Florida, Housing Authority, Housing
                                              Revenue Bonds (Affordable Housing Program), 4.60% due
                                              12/01/2010 (d)                                                     4,203

Georgia--2.7%     AAA      Aa2         3,250  Georgia State, HFA, S/F Mortgage Revenue Refunding
                                              Bonds, Series A, Sub-Series A-1, 6.125%
                                              due 12/01/2015 (h)                                                 3,328

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Strategy Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES SM    Adjustable Convertible Extendible Securities
AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes

Merrill Lynch Municipal Strategy Fund, Inc.,                      April 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                (in Thousands)

                S&P        Moody's   Face
STATE           Ratings    Ratings   Amount   Issue                                                           Value

Illinois--4.5%    NR*      NR*       $   910  Beardstown, Illinois, IDR (Jefferson Smurfit Corp.
                                              Project), 8% due 10/01/2016                                     $    936
                  AAA      Aaa         3,285  Illinois Development Finance Authority Revenue Bonds
                                              (Presbyterian Home Lake Project), Series B, 6.30% due
                                              9/01/2022 (d)                                                      3,466
                  NR*      Ba3         1,250  Illinois Health Facilities Authority Revenue Bonds
                                              (Holy Cross Hospital Project), 6.70% due 3/01/2014                 1,044

Indiana--0.8%     A1+      VMIG1++     1,000  Princeton, Indiana, PCR, Refunding (PSI Energy Incorporated
                                              Project), VRDN, 4.35% due 4/01/2022 (g)                            1,000

Louisiana--3.3%   NR*      VMIG1++       200  Louisiana State Offshore Terminal Authority, Deepwater
                                              Port Revenue Refunding Bonds (First Stage A-Loop Inc.),
                                              ACES, 4.50% due 9/01/2006 (g)                                        200
                  BB-      NR*         4,000  Port New Orleans, Louisiana, IDR, Refunding (Continental
                                              Grain Company Project), 6.50% due 1/01/2017                        3,750

Maryland--2.5%    NR*      NR*         3,000  Maryland State Energy Financing Administration,
                                              Limited Obligation Revenue Bonds (Cogeneration-AES
                                              Warrior Run), AMT, 7.40% due 9/01/2019                             3,088

Massachusetts--   A        NR*         2,000  Massachusetts State Health and Educational
1.7%                                          Facilities Authority Revenue Bonds (Schepens
                                              Eye Research Project), Series A, 6.50% due 7/01/2028               2,065

Minnesota--0.8%   NR*      Aa3         1,000  Minneapolis, Minnesota, M/F Housing Revenue Bonds
                                              (Gaar Scott Loft Project), AMT, 5.95% due 5/01/2030                1,010

Mississippi--3.8% BBB-     Ba1         3,150  Mississippi Business Finance Corporation, Mississippi,
                                              PCR, Refunding (System Energy Resources Inc. Project),
                                              5.875% due 4/01/2022                                               2,853
                  NR*      P1          1,800  Perry County, Mississippi, PCR, Refunding (Leaf River
                                              Forest Project), VRDN, 4.50% due 3/01/2002 (g)                     1,800

New York--20.1%   NR*      Aaa         3,000  New York City, New York, City Municipal Water Finance
                                              Authority, Water and Sewer System Revenue Bonds, RITR,
                                              Series 11, 7.32% due 6/15/2026 (d)(e)                              3,216
                  AA+      Aa2         5,000  New York City, New York, City Transitional Finance
                                              Authority Revenue Bonds, Future Tax
                                              Secured, Series B, 4.75% due 11/01/2023                            4,537
                                              New York City, New York, GO, Refunding, Series G:
                  AAA      Aaa         2,090      5.75% due 2/01/2014 (a)                                        2,199
                  AAA      Aaa         2,000      5.75% due 2/01/2014 (b)                                        2,105
                  AAA      Aaa         3,240  New York State Dormitory Authority, Revenue Refunding
                                              Bonds (Mental Health Services Facilities Improvement),
                                              Series D, 5.25% due 8/15/2011 (a)                                  3,392
                                              New York State Thruway Authority, Highway and Bridge
                                              Trust Fund Revenue Bonds, Series A (d):
                  AAA      Aaa         2,850      6% due 4/01/2015                                               3,114
                  AAA      Aaa         2,625      6% due 4/01/2016                                               2,857
                  AAA      Aaa         2,850  Port Authority of New York and New Jersey, Special Obligation
                                              Revenue Bonds (JFK International Air Terminal Project),
                                              AMT, Series 6, 5.75% due 12/01/2025 (a)                            2,936

North             AA       Aa2         1,795  North Carolina HFA, S/F Revenue Bonds, Series II, 6.20%
Carolina--1.6%                                due 3/01/2016 (h)                                                  1,878

Ohio--1.9%                                    Bowling Green State University, Ohio, General Receipt
                                              Revenue Bonds (b):
                  AAA      Aaa         1,125      5.75% due 6/01/2013                                            1,211
                  AAA      Aaa         1,040      5.75% due 6/01/2014                                            1,111

Oklahoma--1.5%    AAA      NR*         1,650  Holdenville, Oklahoma, Industrial Authority,
                                              Correctional Facility Revenue Bonds, 6.6% due
                                              7/01/2006 (f)(i)                                                   1,859

Pennsylvania--    AAA      Aaa         4,200  Delaware River Port Authority of Pennsylvania and
6.1%                                          New Jersey Revenue Bonds, 5.75% due 1/01/2015 (d)                  4,474

Merrill Lynch Municipal Strategy Fund, Inc.,                      April 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                (in Thousands)

                S&P        Moody's   Face
STATE           Ratings    Ratings   Amount   Issue                                                           Value

Pennsylvania                                  Pennsylvania Economic Development Financing Authority, Exempt
(concluded)                                   Facilities Revenue Bonds (National Gypsum Company), AMT:
                  NR*      NR*       $ 1,750      Series A, 6.25% due 11/01/2027                              $    919
                  NR*      NR*         2,000      Series B, 6.125% due 11/01/2027                                1,030
                  NR*      NR*         1,000  Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                              Commercial Development (Doubletree), Series A, 6.50%
                                              due 10/01/2027                                                       973

South             AAA      Aaa         1,000  Fairfield County, South Carolina, PCR (South Carolina
Carolina--0.9%                                Electric and Gas), 6.50% due 9/01/2014 (a)                         1,060

Tennessee--1.3%   NR*      NR*         1,610  Hardeman County, Tennessee, Correctional Facilities
                                              Corporation Revenue Bonds, 7.75% due 8/01/2017                     1,599

Texas--2.5%       AAA      Aaa         1,000  Denton, Texas, Utility System Revenue Refunding and
                                              Improvement Bonds, 5.125% due 12/01/2017 (c)                         978
                  BBB-     Baa3        2,000  Lower Colorado River Authority, Texas, PCR (Samsung
                                              Austin Semiconductor), AMT, 6.95% due 4/01/2030                    2,058

Utah--0.0%        NR*      NR*         1,000  Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                              AMT, Series A, 7.55% due 7/01/2027 (j)                                28

Virginia--7.1%    AAA      Aaa         5,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                              Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (c)            5,557
                  NR*      NR*         1,750  Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                              (Port Facility-Zeigler Coal), 6.90% due 5/02/2022 (j)                770
                                              Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                  NR*      Ba1         6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2031                  636
                  BBB-     Baa3       11,960      Senior Series B, 5.95%** due 8/15/2029                         1,657

Washington--2.8%  AAA      Aaa         2,000  Clark County, Washington, Sewer Revenue Refunding Bonds,
                                              Series B, 5.25% due 12/01/2015 (c)                                 2,053
                  AAA      Aaa         1,500  Grant County, Washington, Public Utility District
                                              No. 002, Electric Revenue Bonds, Series G,
                                              4.75% due 1/01/2017 (a)                                            1,385

Wisconsin--3.2%   NR*      Aaa         3,675  Milwaukee County, Wisconsin, Airport Revenue Bonds, AMT,
                                              Series A, 6% due 12/01/2019 (b)                                    3,849

Wyoming--2.1%     AA       NR*         2,500  Wyoming Student Loan Corporation, Student Loan Revenue
                                              Refunding Bonds, Series A, 6.20% due 6/01/2024                     2,594

Puerto Rico--     AAA      Aaa         2,500  Puerto Rico Commonwealth, Highway and Transportation
2.4%                                          Authority, Transportation Revenue Bonds, Trust Receipts,
                                              Class R, Series B, 7.372% due 7/01/2035 (a)(e)                     2,850

                  Total Investments (Cost--$124,022)--99.3%                                                    120,647

                  Other Assets Less Liabilities--0.7%                                                              832
                                                                                                              --------
                  Net Assets--100.0%                                                                          $121,479
                                                                                                              ========

(a)  MBIA Insured.
(b)  FGIC Insured.
(c)  AMBAC Insured.
(d)  FSA Insured.
(e)  The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(f)  Connie Lee Insured.
(g)  The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(h)  FHA Insured.
(i)  Prerefunded.
(j)  Non-income producing security.
  *  Not Rated.
 **  Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
 ++  Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Merrill Lynch Municipal Strategy Fund, Inc.,                      April 30, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of April 30, 2001

Assets:             Investments, at value (identified cost--$124,022,285)                                   $120,646,530
                    Cash                                                                                          23,957
                    Interest receivable                                                                        2,023,863
                    Deferred organization expenses                                                                   174
                    Prepaid registration fees and other assets                                                    37,610
                                                                                                            ------------
                    Total assets                                                                             122,732,134
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $    985,299
                      Dividends to shareholders                                                 118,957
                      Investment advisory fees                                                   39,029
                      Administration fees                                                        24,393        1,167,678
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        85,565
                                                                                                            ------------
                    Total liabilities                                                                          1,253,243
                                                                                                            ------------

Net Assets:         Net assets                                                                              $121,478,891
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (1,720 shares of
                      Series A AMPS* issued and outstanding
                      at $25,000 per share liquidation preference)                                          $ 43,000,000
                      Common Stock, par value $.10 per share (8,871,713
                      shares issued and outstanding)                                       $    887,171
                    Paid-in capital in excess of par                                         93,476,958
                    Undistributed investment income--net                                         34,408
                    Accumulated realized capital losses on investments--net                 (9,137,861)
                    Accumulated distributions in excess of realized
                    capital gains on investments--net                                       (3,406,030)
                    Unrealized depreciation on investments--net                             (3,375,755)
                                                                                           ------------
                    Total--Equivalent to $8.85 net asset value per
                    share of Common Stock                                                                     78,478,891
                                                                                                            ------------
                    Total capital                                                                           $121,478,891
                                                                                                            ============

*    Auction Market Preferred Stock.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Six Months Ended April 30, 2001

Investment          Interest and amortization of premium and discount earned                                $  3,577,635
Income:

Expenses:           Investment advisory fees                                               $    307,998
                    Administrative fees                                                         153,999
                    Professional fees                                                            89,206
                    Commission fees                                                              72,014
                    Transfer agent fees                                                          68,207
                    Printing and shareholder reports                                             33,953
                    Registration fees                                                            24,210
                    Accounting services                                                          19,318
                    Directors' fees and expenses                                                 18,366
                    Custodian fees                                                                7,075
                    Pricing fees                                                                  4,151
                    Amortization of organization expenses                                           167
                    Other                                                                        26,765
                                                                                           ------------
                    Total expenses before reimbursement                                         825,429
                    Reimbursement of expenses                                                  (61,600)
                                                                                           ------------
                    Total expenses after reimbursement                                                           763,829
                                                                                                            ------------
                    Investment income--net                                                                     2,813,806
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                          (104,019)
Unrealized          Change in unrealized depreciation on investments--net                                        921,310
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  3,631,097
                                                                                                            ============

                    See Notes to Financial Statements.

Merrill Lynch Municipal Strategy Fund, Inc.,                      April 30, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Six       For the
                                                                                           Months Ended      Year Ended
                                                                                              April 30,      October 31,
                    Increase (Decrease) in Net Assets:                                          2001             2000

Operations:         Investment income--net                                                 $  2,813,806     $  7,463,924
                    Realized loss on investments--net                                         (104,019)      (7,857,686)
                    Change in unrealized appreciation/depreciation on investments--net          921,310        6,239,229
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,631,097        5,845,467
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (2,038,726)      (5,136,655)
Shareholders:         Preferred Stock                                                         (741,314)      (2,346,958)
                    Realized gain on investments--net:
                      Common Stock                                                             (24,431)               --
                      Preferred Stock                                                          (11,146)               --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (2,815,617)      (7,483,613)
                                                                                           ------------     ------------

Capital Stock       Net decrease in Preferred Stock transactions                            (1,900,000)     (13,100,000)
Transactions:       Net decrease in Common Stock transactions                               (7,730,587)     (15,141,666)
                                                                                           ------------     ------------
                    Net decreasein net assets derived from capital stock transactions       (9,630,587)     (28,241,666)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (8,815,107)     (29,879,812)
                    Beginning of period                                                     130,293,998      160,173,810
                                                                                           ------------     ------------
                    End of period*                                                         $121,478,891     $130,293,998
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $     34,408     $        642
                                                                                           ============     ============

                    See Notes to Financial Statements.

Merrill Lynch Municipal Strategy Fund, Inc.,                      April 30, 2001

FINANCIAL HIGHLIGHTS

                                                                      For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                 Ended               For the Year Ended
                                                                      April 30,               October 31,
Increase (Decrease) in Net Asset Value:                                 2001        2000     1999       1998      1997

Per Share           Net asset value, beginning of period              $   8.75   $   8.89  $  10.96  $  10.87   $  10.17
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .31        .72       .71       .73        .75
                    Realized and unrealized gain (loss) on
                    investments--net                                       .10      (.14)    (1.75)       .35        .70
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .41        .58    (1.04)      1.08       1.45
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                             (.23)      (.49)     (.58)     (.60)      (.59)
                      Realized gain on investments--net                   --++         --        --     (.19)         --
                      In excess of realized gain on
                      investments--net                                      --         --     (.27)        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                            (.23)      (.49)     (.85)     (.79)      (.59)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                          Investment income--net                         (.08)      (.23)     (.13)     (.13)      (.16)
                          Realized gain on investments--net               --++         --        --     (.07)         --
                          In excess of realized gain
                          on investments--net                               --         --     (.05)        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity             (.08)      (.23)     (.18)     (.20)      (.16)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   8.85   $   8.75  $   8.89  $  10.96   $  10.87
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                3.73%+++      4.09%  (11.94%)     8.28%     13.08%
Return:**                                                             ========   ========  ========  ========   ========

Ratios Based on     Total expenses, net of reimbursement***             1.90%*      1.88%     1.75%     1.61%      1.37%
Average Net                                                           ========   ========  ========  ========   ========
Assets of           Total expenses***                                   2.05%*      2.04%     1.90%     1.80%      1.83%
Common Stock:                                                         ========   ========  ========  ========   ========
                    Total investment income--net***                     6.99%*      8.14%     6.98%     6.65%      7.14%
                                                                      ========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                        1.84%*      2.56%     1.31%     1.21%      1.53%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                        5.15%*      5.58%     5.67%     5.44%      5.61%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses, net of reimbursement                1.24%*      1.15%     1.17%     1.12%       .96%
Total Average                                                         ========   ========  ========  ========   ========
Net Assets:***++++  Total expenses                                      1.34%*      1.25%     1.27%     1.25%      1.28%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net                        4.57%*      4.99%     4.66%     4.61%      5.01%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock Shareholders           3.47%*      4.05%     2.63%     2.75%      3.58%
Average Net                                                           ========   ========  ========  ========   ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                      $ 78,479   $ 85,394  $102,174  $115,339   $101,463
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding,
                    end of period (in thousands)                      $ 43,000   $ 44,900  $ 58,000  $ 48,000   $ 48,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  20.49%    115.52%   158.57%   141.53%    144.34%
                                                                      ========   ========  ========  ========   ========
Leverage:           Asset coverage per $1,000                         $  2,825   $  2,902  $  2,762  $  3,403   $  3,114
                                                                      ========   ========  ========  ========   ========

Dividends Per       Investment income--net                            $    431   $  1,015  $    644   $   533   $    897
Share On                                                              ========   ========  ========  ========   ========
Preferred Stock
Outstanding:

   * Annualized.
  ** Total investment returns exclude the effects of the contingent deferred sales charge, if any. The Fund is a continuously
     offered, closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists. The Fund's
     Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
 *** Do not reflect the effect of dividends to Preferred Stock shareholders.
  ++ Amount is less than $.01 per share.
++++ Includes Common and Preferred Stock average net assets.
 +++ Aggregate total investment return.

     See Notes to Financial Statements.

Merrill Lynch Municipal Strategy Fund, Inc.,                      April 30, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is
registered under the Investment Company Act of 1940 as a
continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented.
All such adjustments are of a normal, recurring nature. The
following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of
Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general
supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is
subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from
(or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security
transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA
Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized
appreciation/depreciation, based on debt securities held as of
October 31, 2001.

(e) Deferred organization and prepaid registration fees--Deferred organization expenses are amortized on a

Merrill Lynch Municipal Strategy Fund, Inc.,                      April 30, 2001

NOTES TO FINANCIAL STATEMENTS (continued)

straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with
Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund
Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned
subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30,
2001, FAM earned fees of $307,998, of which $61,600 was waived.

The Fund also has entered into an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of
 .25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the
Fund.

For the six months ended April 30, 2001, FAM Distributors Inc.
("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group,
Inc., earned early withdrawal charges of $32,525 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of
ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the
Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The
Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of
$8,000 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $24,326,774 and
$33,878,549, respectively.

Net realized losses for the six months ended April 30, 2001 and net unrealized losses as of April 30, 2001, were as follows:

                                     Realized     Unrealized
                                     Losses         Losses

Long-term investments             $   (56,523)  $ (3,375,755)
Financial futures contracts           (47,496)            --
                                  -----------   ------------
Total                             $  (104,019)  $ (3,375,755)
                                  ===========   ============

As of April 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $3,375,755, of which $3,105,564 related to appreciated securities and $6,481,319 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for
Federal income tax purposes was $124,022,285.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Transactions in Common Stock were as follows:

For the Six Months Ended                            Dollar
April 30, 2001                        Shares        Amount

Shares sold                           171,952   $  1,552,383
Shares issued to shareholders
in reinvestment of dividends
and distributions                      63,090        569,354
                                 ------------   ------------
Total issued                          235,042      2,121,737
Shares tendered                   (1,119,117)    (9,852,324)
                                 ------------   ------------
Net decrease                        (884,075)  $ (7,730,587)
                                 ============   ============

For the Year Ended                                  Dollar
October 31, 2000                      Shares        Amount

Shares sold                           630,905  $   5,502,348
Shares issued to shareholders
in reinvestment of dividends          179,287      1,561,399
                                 ------------   ------------
Total issued                          810,192      7,063,747
Shares tendered                   (2,553,660)   (22,205,413)
                                 ------------   ------------
Net decrease                      (1,743,468) $ (15,141,666)
                                 ============   ============

Merrill Lynch Municipal Strategy Fund, Inc.,                      April 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund, with a par value of $.10 per share and a
liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April
30, 2001 was 3.50%.

In connection with the offering of AMPS, the Board of Directors reclassified 40,000 shares of unissued capital stock as AMPS. AMPS shares outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 decreased by 76 and 524 shares, respectively, as a result of shares retired.

The Fund pays commissions to certain broker dealers at the end of each auction at an annual rate ranging from .25% to 1.00%,
calculated on the proceeds of each auction. For the six months ended
April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated,
an affiliate of FAM, earned $42,498 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $12,294,000, of which $4,320,000 expires in 2007 and
$7,974,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

Pro Forma Unaudited Financial Statements for the Combined Fund

F-47

COMBINED SCHEDULE OF INVESTMENTS FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. As of April 30, 2001 (Unaudited)

(in Thousands)
					Value
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniYield Fund	Municipal Strategy Fund	Pro Forma for Combined Fund

Alabama — 0.0%				Columbia, Alabama, IDB, PCR, Refunding (Alabama Power Company Project), VRDN(a):
	A1	VMIG1†	$ 300	Series A, 4.50% due 5/01/2022	$ —	$ 300	$ 300
	A1	VMIG1†	100	Series E, 4.45% due 10/01/2022	—	100	100

Alaska — 1.0%	NR*	NR*	5,050	Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024	5,014	—	5,014

Arizona — 1.9%	AAA	Aaa	1,460	Arizona State Wastwater Management Authority, Wastewater Treatment Financial Assistance Revenue Bonds, Series A, 5.60% due 7/01/2006(b)(c)	1,593	—	1,593

				Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds (America West Airlines Inc. Project), AMT:
	NR*	B3	10,000	6.25% due 6/01/2019	6,800	1,700	8,500
	NR*	B3	6,900	6.30% due 4/01/2023	4,465	1,348	5,813

California — 1.3%	AAA	NR*	4,000	California State, GO, Refunding, 5.75% due 12/01/2011(e)	4,366	—	4,366

	AAA	Aaa	3,000	California State University and Colleges, Student Union Revenue Bonds (Chico), Series B, 4.375% due 11/01/2028(e)	—	2,493	2,493

	AAA	Aaa	1,560	Centinela Valley, California, Union High School District, GO, Series A, 5.875% due 8/01/2024(e)	—	1,645	1,645

				Los Angeles County, California, Schools Regionalized Business Services, COP, Pooled Financing, Series A(c):
	AAA	Aaa	1,430	5.90%** due 8/01/2019	—	518	518
	AAA	Aaa	2,510	6%** due 8/01/2029	—	498	498

	AA	Aa3	1,250	Sacramento County, California, Sanitation District Financing Authority Revenue Refunding Bonds, Trust Receipts, Class R, Series A, 7.597% due 12/01/2019(k)	—	1,389	1,389

Colorado — 3.4%	NR*	Aaa	9,110	Broomfield, Colorado, COP (Open Space Park and Recreational Facilities), 5.75% due 12/01/2015(c)	4,948	4,715	9,663

	AA	Aa2	1,500	Colorado HFA Revenue Refunding Bonds (S/F Program), AMT, Series D-2, 6.90% due 4/01/2029	—	1,668	1,668

				Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series D:
	A	Aaa	700	7.75% due 11/15/2001(b)	731	—	731
	A	A2	8,000	7.75% due 11/15/2013	9,656	—	9,656

	NR*	NR*	$6,500	Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016	5,291	$1,587	6,878


F-48

COMBINED SCHEDULE OF INVESTMENTS FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. As of April 30, 2001 (Unaudited) (continued)

(in Thousands)
					Value
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniYield Fund	Municipal Strategy Fund	Pro Forma for Combined Fund

Colorado — 3.4%	NR*	NR*	$ 690	Mountain Village Metropolitan District, Colorado, San Miguel County, GO, Refunding, 7.95% due 12/01/2003	$ 716	$ —	$ 716

	NR*	NR*	240	San Miguel County, Colorado (Mountain Village Metropolitan District), GO, Refunding, 7.95% due 12/01/2003(b)	259	—	259

Connecticut — 3.4%	NR*	NR*	725	Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC Project), AMT, 7.35% due 4/01/2010	—	733	733

	BBB	Baa2	22,000	Connecticut State Development Authority, PCR, Refunding (Connecticut Light and Power Company), Series A, 5.85% due 9/01/2028	21,528	—	21,528

	AA	Aa2	4,000	Connecticut State, GO, Refunding, Series C, 5.375% due 12/15/2013	4,210	—	4,210

	NR*	Aaa	2,175	Connecticut State Special Tax Obligation Revenue Bonds, RIB, Series 372, 7.78% due 12/01/2017(h)(k)	—	2,526	2,526

Florida — 3.7%				Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of Transportation), Series B:
	AA-	Aa3	1,755	5.25% due 7/01/2021	—	1,744	1,744
	AA-	Aa3	1,850	5.25% due 7/01/2022	—	1,836	1,836

	NR*	NR*	12,000	Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030	6,840	—	6,840

	A1+	VMIG1†	200	Martin County, Florida, PCR, Refunding (Florida Power & Light Company Project), VRDN, 4.55% due 7/15/2022(a)	—	200	200

	NR*	B1	2,260	Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida Education and Research Foundation Project), Series A, 6.85% due 9/01/2013	—	2,019	2,019

	AAA	Aaa	19,200	Pinellas County, Florida, Housing Authority, Housing Revenue Bonds (Affordable Housing Program), 4.60% due 12/01/2010(i)	15,011	4,203	19,214

Georgia — 1.9%	AAA	Aaa	12,140	Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A, 5.875% due 1/01/2016(h)	13,002	—	13,002

	AAA	Aa2	3,250	Georgia State HFA, S/F Mortgage Revenue Refunding Bonds, Series A, Sub-Series A-1, 6.125% due 12/01/2015(d)	—	3,328	3,328


F-49

COMBINED SCHEDULE OF INVESTMENTS FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. As of April 30, 2001 (Unaudited) (continued)

(in Thousands)
					Value
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniYield Fund	Municipal Strategy Fund	Pro Forma for Combined Fund

Georgia — 1.9%	A1	VMIG1†	$ 400	Monroe County, Georgia, Development Authority, PCR, Refunding (Georgia Power Company Plant-Scherer), VRDN, 4.40% due 9/01/2029(a)	$ 400	$ —	$ 400

Idaho — 0.0%	AA	NR*	2,450	Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT, Senior Series C-2, 7.15% due 7/01/2023	2,507	—	2,507

Illinois — 5.9%	NR*	NR*	910	Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project), 8% due 10/01/2016	—	936	936

	AAA	Aaa	10,000	Chicago, Illinois, GO, Series A, 6.75% due 7/01/2010(b)(h)	11,757	—	11,757

	NR*	Aaa	2,465	Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B, 7.625% due 9/01/2027(f)(g)(l)	2,813	—	2,813

	BBB+	Baa1	2,750	Illinois Development Finance Authority, PCR, Refunding (Illinois Power Company Project), Series A, 7.375% due 7/01/2021	2,988	—	2,988

	AAA	Aaa	3,285	Illinois Development Finance Authority Revenue Bonds (Presbyterian Home Lake Project), Series B, 6.30% due 9/01/2022(i)	—	3,466	3,466

	NR*	NR*	2,500	Illinois Educational Facilities Authority Revenue Refunding Bonds (Chicago OsteopathicHealth System), 7.25% due 11/15/2019(b)	3,021	—	3,021

	NR*	Ba3	1,250	Illinois Health Facilities Authority Revenue Bonds (Holy Cross Hospital Project), 6.70% due 3/01/2014	—	1,044	1,044

				Illinois State, GO, First Series(e):
	AAA	Aaa	7,000	5.75% due 12/01/2013	7,495	—	7,495
	AAA	Aaa	7,500	5.75% due 12/01/2014	7,971	—	7,971

	AAA	Aaa	8,000	Metropolitan Pier and Exposition Authority, Illinois, Hospitality Facilities Revenue Bonds (McCormick Place Convention Center), 7% due 7/01/2026(m)	9,839	—	9,839

Indiana — 0.0%	BB-	Ba2	3,500	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds (USG Corporation Project), AMT, 6.375% due 8/01/2029	1,540	—	1,540

	A1+	VMIG1†	1,000	Princeton, Indiana, PCR, Refunding (PSI Energy Incorporated Project), VRDN, 4.35% due 4/01/2022(a)	—	1,000	1,000

Kentucky — 1.0%	NR*	A3	4,000	Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ International Project), AMT, 7% due 6/01/2024	4,165	—	4,165


F-50

COMBINED SCHEDULE OF INVESTMENTS FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. As of April 30, 2001 (Unaudited) (continued)

(in Thousands)
					Value
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniYield Fund	Municipal Strategy Fund	Pro Forma for Combined Fund

Louisiana — 6.5%	NR*	A3	$20,000	Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities Revenue Refunding Bonds (Trunkline Long Company Project), 7.75% due 8/15/2022	$ 21,298	$ —	$ 21,298

	NR*	VMIG1†	200	Louisiana State Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds (First Stage A-Loop Inc.), ACES, 4.50% due 9/01/2006(a)	—	200	200

	AAA	Aaa	11,100	Louisiana State, GO, Series A, 6% due 5/15/2014(e)	11,899	—	11,899

	BB-	NR*	24,000	Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company Project), 6.50% due 1/01/2017	18,752	3,750	22,502

Maryland — 1.2%	NR*	NR*	10,050	Maryland State Energy Financing Administration, Limited Obligation Revenue Bonds (Cogeneration- AES Warrior Run), AMT, 7.40% due 9/01/2019	7,257	3,088	10,345

Massachusetts — 4.1%	AA-	Aa2	4,000	Massachusetts State, Consolidated Loan, GO, Series C, 5.75% due 10/01/2011	4,384	—	4,384

	AA-	Aa2	14,035	Massachusetts State, GO, Consolidated Loan, Series B, 5.75% due 6/01/2012	15,146	—	15,146

	A	NR*	13,030	Massachusetts State Health and Educational Facilities Authority Revenue Bonds (Schepens Eye Research Project), Series A, 6.50% due 7/01/2028	11,390	2,065	13,455

	NR*	Aaa	2,575	Tantasqua, Massachusetts, Regional School District, GO, 5% due 8/15/2017(i)	2,552	—	2,552

Michigan — 1.0%	NR*	P1	4,400	Delta County, Michigan, Economic Development Corporation, Environmental Improvement Revenue Refunding Bonds (Mead- Escanaba Paper), DATES, Series F, 4.40% due 12/01/2013(a)	4,400	—	4,400

	AAA	Aaa	3,100	Michigan State Hospital Finance Authority Revenue Refunding Bonds, INFLOS, 8.311% due 2/15/2022(i)(k)	3,294	—	3,294

Minnesota — 0.0%	NR*	Aa3	1,000	Minneapolis, Minnesota, M/F Housing Revenue Bonds (Gaar Scott Loft Project), AMT, 5.95% due 5/01/2030	—	1,010	1,010

	AA+	Aa1	2,415	Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series A, 7.05% due 7/01/2022	2,448	—	2,448

Mississippi — 4.1%	A	A3	16,800	Lowndes County, Mississippi, Solid Waste Disposal and PCR, Refunding (Weyerhaeuser Company Project), Series A, 6.80% due 4/01/2022	18,646	—	18,646


F-51

COMBINED SCHEDULE OF INVESTMENTS FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. As of April 30, 2001 (Unaudited) (continued)

(in Thousands)
					Value
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniYield Fund	Municipal Strategy Fund	Pro Forma for Combined Fund

Mississippi — 4.1%	BBB-	Ba1	$ 3,150	Mississippi Business Finance Corporation, Mississippi, PCR, Refunding (System Energy Resources Inc. Project), 5.875% due 4/01/2022	$ —	$ 2,853	$ 2,853

	AA	Aa3	11,380	Mississippi State, GO, Capital Improvement, 5.75% due 11/01/2014	12,152	—	12,152

	NR*	P1	1,800	Perry County, Mississippi, PCR, Refunding (Leaf River Forest Project), VRDN, 4.50% due 3/01/2002(a)	—	1,800	1,800

Missouri — 1.0%				Fenton, Missouri, Tax Increment Revenue Refunding and Improvement Bonds (Gravois Bluffs):
	NR*	NR*	1,805	6.75% due 10/01/2015	1,813	—	1,813
	NR*	NR*	2,800	7% due 10/01/2021	2,830	—	2,830

	AAA	NR*	3,725	Missouri State Housing Development Commission, S/F Mortgage Revenue Bonds, Homeownership, AMT, Series B, 7.55% due 9/01/2027(f)(g)	3,987	—	3,987

New Jersey — 4.6%				New Jersey EDA, Construction Revenue Bonds, GO (School Facilities), Series A(c):
	AAA	Aaa	5,000	5.50% due 6/15/2012	5,375	—	5,375
	AAA	Aaa	5,000	5.50% due 6/15/2013	5,366	—	5,366

				New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT:
	BB	Ba2	2,000	6.25% due 9/15/2019	1,892	—	1,892
	BB	Ba2	8,400	5.50% due 4/01/2028	7,028	—	7,028
	BB	Ba2	5,180	6.25% due 9/15/2029	4,814	—	4,814
	BB	Ba2	3,750	7% due 11/15/2030	3,800	—	3,800
	BB	Ba2	6,750	7.20% due 11/15/2030	6,966	—	6,966

	AAA	Aaa	4,450	New Jersey EDA, Water Facilities Revenue Bonds (New Jersey American Water Company Inc. Project), AMT, 6.50% due 4/01/2022(h)	4,592	—	4,592

	BBB-	Baa3	390	New Jersey Health Care Facilities Financing Authority Revenue Refunding Bonds (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027(e)	323	—	323

New York — 22.5%	AAA	Aaa	1,865	Dutchess County, New York, Resource Recovery Agency Revenue Bonds (Solid Waste System), Series A, 5.25% due 1/01/2011(e)	1,957	—	1,957

	A1+	VMIG1†	5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN, Sub-Series 6, 3.80% due 5/01/2033(a)	5,000	—	5,000

	NR*	Aaa	5,595	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, RITR, Series 9, 7.77% due 7/01/2006(b)(h)(k)	6,948	—	6,948


F-52

COMBINED SCHEDULE OF INVESTMENTS FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. As of April 30, 2001 (Unaudited) (continued)

(in Thousands)
					Value
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniYield Fund	Municipal Strategy Fund	Pro Forma for Combined Fund

New York — 22.5%	NR*	A	$ 5,500	New York City, New York, City IDA, Special Facilities Revenue Bonds, RITR, AMT, Series RI-5, 7.295% due 1/01/2024(k)	$ 5,879	$ —	$ 5,879

	AAA	Aaa	10,000	New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Series B, 5.75% due 6/15/2026(e)	10,295	—	10,295

	NR*	Aaa	3,000	New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, RITR, Series 11, 7.32% due 6/15/2026(i)(k)	—	3,216	3,216

				New York City, New York, City Transitional Finance Authority Revenue Bonds:
	AA+	Aa2	14,000	Future Tax Secured, Series B, 4.75% due 11/01/2023	8,167	4,537	12,704
	AA+	Aa2	10,000	Future Tax Secured, Series B, 4.75% due 11/15/2023	9,069	—	9,069
	AA+	Aa2	2,000	Future Tax Secured, Series C, 4.75% due 5/01/2023	1,824	—	1,824
	AAA	Aaa	11,765	Series C, 5% due 5/01/2029(e)	11,106	—	11,106

				New York City, New York, GO:
	A	A2	4,700	Series B, 5.75% due 8/01/2014	5,003	—	5,003
	A	Aaa	385	Series C, Sub-Series C-1, 7.50% due 8/01/2002(b)	410	—	410

				New York City, New York, GO, Refunding, Series G:
	AAA	Aaa	2,090	5.75% due 2/01/2014(e)	—	2,199	2,199
	AAA	Aaa	2,000	5.75% due 2/01/2014(h)	—	2,105	2,105

	AAA	Aaa	10,000	New York City, New York, GO, Refunding, Trust Receipts, Series R, 8.272% due 5/15/2014(h)(k)	12,599	—	12,599

	AAA	Aaa	3,240	New York State Dormitory Authority Revenue Refunding Bonds (Mental Health Services Facilities Improvement), Series D, 5.25% due 8/15/2011(e)	—	3,392	3,392

				New York State Dormitory Authority, Service Contract Revenue Bonds (School District Rescue), Series A:
	NR*	NR*	1,410	5.75% due 4/01/2010	1,545	—	1,545
	NR*	NR*	1,145	5.75% due 4/01/2011	1,256	—	1,256

				New York State Dormitory Authority, State University Educational Facilities Revenue Refunding Bonds, Series 1989(e):
	AAA	NR*	7,500	6% due 5/15/2015	8,203	—	8,203
	AAA	NR*	3,750	6% due 5/15/2016	4,084	—	4,084

	AA+	Aa1	17,575	New York State Environmental Facilities Corporation, PCR, Refunding, RITR, Class R, Series 9, 7.198% due 6/15/2014(k)	19,389	—	19,389


F-53

COMBINED SCHEDULE OF INVESTMENTS FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. As of April 30, 2001 (Unaudited) (continued)

(in Thousands)
					Value
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniYield Fund	Municipal Strategy Fund	Pro Forma for Combined Fund

New York — 22.5%	AA+	Aa1	$ 5,260	New York State Environmental Facilities Corporation, PCR, Refunding, State Water Revolving Fund (New York City Municipal Water), 5.75% due 6/15/2012	$ 5,767	$ —	$ 5,767

				New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Bonds, Series A(i):
	AAA	Aaa	2,850	6% due 4/01/2015	—	3,114	3,114
	AAA	Aaa	2,625	6% due 4/01/2016	—	2,857	2,857

	AAA	Aaa	9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 116th Series, 4.25% due 10/01/2026(h)	7,601	—	7,601

	AAA	NR*	4,360	Port Authority of New York and New Jersey Revenue Refunding Bonds, DRIVERS, AMT, Series 177, 7.67% due 10/15/2032(e)	4,887	—	4,887

	AAA	Aaa	41,150	Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (JFK International Air Terminal Project), AMT, Series 6, 5.75% due 12/01/2025(e)	39,460	2,936	42,396

North Carolina — 1.0%	BBB	Baa3	4,750	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series D, 6.75% due 1/01/2026	4,980	—	4,980

	AA	Aa2	1,000	North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 8-A, 6.20% due 7/01/2016	1,049	—	1,049

	AA	Aa2	1,795	North Carolina, HFA, S/F Revenue Bonds, Series II, 6.20% due 3/01/2016(d)	—	1,878	1,878

Ohio — 2.1%				Bowling Green State University, Ohio, General Receipt Revenue Bonds(h):
	AAA	Aaa	1,125	5.75% due 6/01/2013	—	1,211	1,211
	AAA	Aaa	1,040	5.75% due 6/01/2014	—	1,111	1,111

				Cuyahoga County, Ohio, Mortgage Revenue Bonds (West Tech Apartments Project), AMT(g):
	NR*	Aaa	1,410	5.75% due 9/20/2020	1,422	—	1,422
	NR*	Aaa	2,250	5.85% due 9/20/2030	2,270	—	2,270

	NR*	Aa1	2,000	Dublin, Ohio, GO, Refunding and Improvement, Series A, 4.625% due 12/01/2018	1,833	—	1,833

	NR*	NR*	2,175	Lucas County, Ohio, Health Care Facility Revenue Refunding and Improvemt Bonds (Sunset Retirement Communities), Series A, 6.625% due 8/15/2030	2,205	—	2,205

	BBB	B2	19,000	Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation Project), AMT, 5.60% due 8/01/2032	8,360	—	8,360


F-54

COMBINED SCHEDULE OF INVESTMENTS FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. As of April 30, 2001 (Unaudited) (continued)

(in Thousands)
					Value
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniYield Fund	Municipal Strategy Fund	Pro Forma for Combined Fund

Oklahoma — 1.0%				Holdenville, Oklahoma, Industrial Authority, Correctional Facility Revenue Bonds(b)(j):
	AAA	NR*	$ 1,650	6.60% due 7/01/2006	$ —	$ 1,859	$ 1,859
	AAA	NR*	3,250	6.70% due 7/01/2006	3,666	—	3,666

Oregon — 2.4%	AAA	Aaa	14,000	Oregon Health Sciences University Revenue Refunding Bonds, Series A, 5.16%** due 7/01/2021(e)	4,533	—	4,533

				Oregon State Department of Administrative Services, COP, Series A(c):
	AAA	Aaa	4,405	6% due 5/01/2015	4,933	—	4,933
	AAA	Aaa	3,500	6% due 5/01/2016	3,920	—	3,920

	AA	Aa2	$7,000	Oregon State, GO, Refunding (Veterans Welfare), Series 80A, 5.70% due 10/01/2032	7,104	—	7,104

Pennsylvania — 8.5%	AAA	Aaa	4,200	Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds, 5.75% due 1/01/2015(i)	—	4,474	4,474

	AAA	Aaa	5,000	Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania Power and Light Company Project), Series B, 6.40% due 9/01/2029(e)	5,278	—	5,278

	AAA	Aaa	9,675	Pennsylvania Convention Center Revenue Refunding Bonds, Series A, 6.70% due 9/01/2014(e)	10,631	—	10,631

				Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT:
	NR*	NR*	18,850	Series A, 6.25% due 11/01/2027	8,978	919	9,897
	NR*	NR*	4,000	Series B, 6.125% due 11/01/2027	1,030	1,030	2,060

	AA+	Aa2	5,135	Pennsylvania HFA, S/F Mortgage Refunding Bonds, AMT, Series 42, 6.85% due 4/01/2025	5,383	—	5,383

	AAA	Aaa	16,270	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue Refunding Bonds (Allegheny Delaware Valley Obligation), Series C, 5.875% due 11/15/2016(e)	16,865	—	16,865

				Philadelphia, Pennsylvania, Authority for IDR, Refunding, Commercial Development:
	NR*	NR*	3,650	(Days Inn), Series B, 6.50% due 10/01/2027	3,550	—	3,550
	NR*	NR*	4,000	(Doubletree), Series A, 6.50% due 10/01/2027	2,918	973	3,891

	AAA	Aaa	10,000	Washington County, Pennsylvania, Capital Funding Authority Revenue Bonds (Capital Projects and Equipment Program), 6.15% due 12/01/2029(c)	11,101	—	11,101

Rhode Island — 1.0%	AAA	Aaa	920	Cranston, Rhode Island, GO, Refunding, 5.25% due 7/01/2015(e)	936	—	936


F-55

COMBINED SCHEDULE OF INVESTMENTS FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. As of April 30, 2001 (Unaudited) (continued)

(in Thousands)
					Value
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniYield Fund	Municipal Strategy Fund	Pro Forma for Combined Fund

Rhode Island — 1.0%				Rhode Island State Health and Educational Building Corporation, Higher Education Revenue Bonds (Roger Williams University):
	AA	NR*	$ 2,750	5.375% due 11/15/2022	$ 2,663	$ —	$ 2,663
	AA	NR*	2,250	5.50% due 11/15/2030	2,189	—	2,189

				Woonsocket, Rhode Island, GO(h):
	NR*	Aaa	1,225	6% due 10/01/2017	1,325	—	1,325
	NR*	Aaa	1,195	6% due 10/01/2018	1,289	—	1,289

South Carolina — 1.0%	AAA	Aaa	1,000	Fairfield County, South Carolina, PCR (South Carolina Electric and Gas), 6.50% due 9/01/2014(e)	—	1,060	1,060

	BBB+	Baa1	2,500	Richland County, South Carolina, PCR, Refunding (Union Camp Corporation Project), Series C, 6.55% due 11/01/2020	2,554	—	2,554

South Dakota — 0.0%	BBB+	Baa3	900	South Dakota State Health and Educational Facilities Authority Revenue Refunding Bonds (Prairie Lakes), 7.25% due 4/01/2022	912	—	912

Tennessee — 1.4%				Elizabethton, Tennessee, Health and Educational Facilties Board, Hospital Revenue Refunding and Improvement Bonds, First Mortgage, Series B(e):
	AAA	Aaa	2,005	6% due 7/01/2011	2,193	—	2,193
	AAA	Aaa	2,125	6% due 7/01/2012	2,326	—	2,326
	AAA	Aaa	2,255	6.25% due 7/01/2013	2,514	—	2,514

	NR*	NR*	4,610	Hardeman County, Tennessee, Correctional Facilities Corporation Revenue Bonds, 7.75% due 8/01/2017	2,979	1,599	4,578

Texas — 5.9%				Denton, Texas, Utility System Revenue Refunding and Improvement Bonds(c):
	AAA	Aaa	1,000	5.125% due 12/01/2017	—	978	978
	AAA	Aaa	3,515	5.125% due 12/01/2018	3,414	—	3,414

				Gregg County, Texas, Health Facilities Development Corporation, Hospital Revenue Bonds (Good Shepherd Medical Center Project):
	AA	NR*	3,000	6.875% due 10/01/2020	3,290	—	3,290
	AA	NR*	2,000	6.375% due 10/01/2025	2,102	—	2,102

	AA-	Aa3	5,000	Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and Company Project), AMT, 6.40% due 4/01/2026	5,232	—	5,232

				Harris County, Texas, Health Facilities Development Corporation, Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN(a):
	A1+	NR*	6,800	4.35% due 12/01/2025	6,800	—	6,800
	A1+	NR*	2,700	4.50% due 12/01/2026	2,700	—	2,700


F-56

COMBINED SCHEDULE OF INVESTMENTS FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. As of April 30, 2001 (Unaudited) (continued)

(in Thousands)
					Value
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniYield Fund	Municipal Strategy Fund	Pro Forma for Combined Fund

Texas — 5.9%				Houston, Texas, Airport System, Special Facilities Revenue Bonds (Continental Airlines Terminal Improvement), AMT:
	BB	Ba1	$ 4,500	Series B, 6.125% due 7/15/2027	$ 4,022	$ —	$ 4,022
	BB	Ba1	1,250	Series C, 6.125% due 7/15/2027	1,117	—	1,117

				Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor), AMT:
	BBB-	Baa3	6,200	6.375% due 4/01/2027	6,080	—	6,080
	BBB-	Baa3	6,000	6.95% due 4/01/2030	4,117	2,058	6,175

				San Antonio, Texas, Water Revenue Refunding Bonds:
	AA-	Aa3	1,000	5.875% due 5/15/2016	1,055	—	1,055
	AA-	Aa3	1,000	5.875% due 5/15/2017	1,050	—	1,050

	AAA	Aaa	7,020	Tyler, Texas, Waterworks and Sewer Revenue Bonds, 5.70% due 9/01/2030(h)	7,141	—	7,141

Utah — 0.0%	AAA	Aaa	1,545	Utah State Board of Regents Revenue Refunding Bonds (University of Utah Research Facilities), Series A, 5.50% due 4/01/2018(e)	1,570	—	1,570

	AAA	NR*	510	Utah State, HFA, S/F Mortgage Revenue Bonds, AMT, Senior-Series E-2, 7.15% due 7/01/2024(d)	521	—	521

	NR*	NR*	1,000	Tooele County, Utah, PCR, Refunding (Laidlaw Environmental), AMT, Series A, 7.55% due 7/01/2027(n)	—	28	28

Virginia — 2.7%	AAA	Aaa	5,000	Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011(c)	—	5,557	5,557

	NR*	NR*	10,400	Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port Facility-Zeigler Coal), 6.90% due 5/02/2022(n)	3,806	770	4,576

	NR*	NR*	1,000	Pittsylvania County, Virginia, IDA Revenue Refunding Bonds, Exempt-Facility, AMT, Series A, 7.55% due 1/01/2019	941	—	941

				Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
	NR*	Ba1	6,200	First Tier, Sub-Series C, 6.25%** due 8/15/2031	—	636	636
	BBB-	Baa3	11,960	Senior Series B, 5.95%** due 8/15/2029	—	1,657	1,657

				Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds, Senior Series B:
	BBB-	Baa3	9,100	5.90%** due 8/15/2019	2,558	—	2,558
	BBB-	Baa3	12,840	7.35%** due 8/15/2029	1,779	—	1,779

	AA+	Aa1	5,125	Virginia State HDA, Commonwealth Mortgage Revenue Bonds, Series A, 7.10% due 1/01/2025	5,267	—	5,267


F-57

COMBINED SCHEDULE OF INVESTMENTS FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. As of April 30, 2001 (Unaudited) (concluded)

(in Thousands)
					Value
State	S&P Ratings	Moody’s Ratings	Face Amount		MuniYield Fund	Municipal Strategy Fund	Pro Forma for Combined Fund

Washington — 0.0%	AAA	Aaa	$ 2,000	Clark County, Washington, Sewer Revenue Refunding Bonds, Series B, 5.25% due 12/01/2015(c)	$ —	$ 2,053	$ 2,053

	AAA	Aaa	1,500	Grant County, Washington, Public Utility District No. 002, Electric Revenue Bonds, Series G, 4.75% due 1/01/2017(e)	—	1,385	1,385

West Virginia — 0.0%	NR*	A3	3,000	Upshur County, West Virginia, Solid Waste Disposal Revenue Bonds (TJ International Project), AMT, 7% due 7/15/2025	3,146	—	3,146

Wisconsin — 1.0%	NR*	Aaa	3,675	Milwaukee County, Wisconsin, Airport Revenue Bonds, AMT, Series A, 6% due 12/01/2019(h)	—	3,849	3,849

	AAA	Aaa	3,585	Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026(e)	3,721	—	3,721

	AA	NR*	1,385	Wisconsin State Health and Educational Facilties Authority Revenue Bonds (Howard Young Medical Center Inc. Project), 5.125% due 8/15/2028	1,237	—	1,237

Wyoming — 0.0%	AA	NR*	2,500	Wyoming Student Loan Corporation, Student Loan Revenue Refunding Bonds, Series A, 6.20% due 6/01/2024	—	2,594	2,594

Puerto Rico — 2.3%	AAA	Aaa	15,000	Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation Revenue Bonds, Trust Receipts, Class R, Series B, 7.372% due 7/01/2035(e)(k)	14,252	2,850	17,102

	AAA	Aaa	2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust Receipts, Class R, Series 16 HH, 7.122% due 7/01/2013(k)	2,899	—	2,899

				Total Investments (Cost — $866,420) — 98.8%	735,485	120,647	856,132
				Other Assets Less Liabilities — 1.2%	9,924	832	3,923	††

				Net Assets — 100.0%	$745,409	$121,479	$860,055	††

(a)	The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(b)	Prerefunded.
(c)	AMBAC Insured.
(d)	FHA Insured.
(e)	MBIA Insured.
(f)	FNMA Collateralized.
(g)	GNMA Collateralized.
(h)	FGIC Insured.
(i)	FSA Insured.
(j)	Connie Lee Insured.
(k)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.

(footnotes continued on next page)

F-58

(footnotes continued from previous page)
(l)	FHLMC Collateralized.
(m)	Escrowed to maturity.
(n)	Non-income producing security.
*	Not Rated.
**	Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
†	Highest short-term rating by Moody's Investors Service, Inc.
††	Amounts reflect Pro Forma adjustment to the Statement of Assets, Liabilities and Capital.
See Notes to Financial Statements

Portfolio Abbreviations
To simplify the listings of the Funds portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.
ACESSM	Adjustable Convertible Extendible Securities
AMT	Alternative Minimum Tax (subject to)
COP	Certificates of Participation
DATES	Daily Adjustable Tax-Exempt Securities
DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDA	Economic Development Authority
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Bonds
IDR	Industrial Development Revenue Bonds
INFLOS	Inverse Floating Rate Municipal Bonds
M/F	Multi-Family
PCR	Pollution Control Revenue Bonds
RIB	Residual Interest Bonds
RITR	Residual Interest Trust Receipts
S/F	Single-Family
VRDN	Variable Rate Demand Notes

F-59

 PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. As of April 30, 2001 (Unaudited)

The following unaudited Pro Forma Combined Statement of Assets, Liabilities and Capital has been derived from the Statement of Assets, Liabilities and Capital of MuniYield Fund, Inc. (“MuniYield”) and the Statement of Assets, Liabilities and Capital of Merrill Lynch Municipal Strategy Fund, Inc. (“Municipal Strategy”), each at April 30, 2001 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on April 30, 2001. The Pro Forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated on April 30, 2001. This Pro Forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in this Proxy Statement and Prospectus.

	MuniYield Fund	Municipal Strategy Fund	Adjustments	Pro Forma for Combined Fund
Assets:
Investments, at value*	$735,484,577	$120,646,530		$856,131,107
Cash	36,465	23,957		60,422
Receivables:
Interest	13,291,362	2,023,863		15,315,225
Securities sold	351,866	—		351,866
Deferred organization expenses	—	174		174
Prepaid expenses and other assets	87,775	37,610		125,385

Total assets	749,252,045	122,732,134		871,984,179

Liabilities:
Payables:
Securities purchased	3,441,463	985,299		4,426,762
Investment adviser	301,380	39,029		340,409
Dividends to shareholders	45,650	118,957	$6,707,462	6,872,069
Administration fees	—	24,393		24,393
Accrued expenses and other liabilities	54,612	85,565	125,800 (1)	265,977

Total liabilities	3,843,105	1,253,243	6,833,262	11,929,610

Net Assets	$745,408,940	$121,478,891	$(6,833,262)	$860,054,569

Capital:
Capital Stock (200,000,000 shares authorized)
Preferred Stock***, shares of AMPS** issued and outstanding† at $25,000 per share liquidation preference	$250,000,000	$ 43,000,000		$293,000,000
Common Stock, par value $.10 per share issued and outstanding††	3,848,233	887,171	$ (270,501)	4,464,903
Paid-in capital in excess of par	541,046,599	93,476,958	144,701	634,668,258
Undistributed investment income — net	6,673,054	34,408	(6,707,462)	—
Accumulated realized capital losses on investments — net	(38,225,209)	(9,137,861)		(47,363,070)
Accumulated distributions in excess of realized capital gains on investments — net	(11,020,699)	(3,406,030)		(14,426,729)
Unrealized depreciation on investments — net	(6,913,038)	(3,375,755)		(10,288,793)

Total capital	$745,408,940	$121,478,891	$(6,833,262)	$860,054,569

Net asset value per Common Share	$ 12.87	$ 8.85		$ 12.70

* Identified Cost	$742,397,615	$124,022,285		$866,419,900
† Shares issued and outstanding	10,000	1,720		11,720
†† Shares issued and outstanding	38,482,330	8,871,713	(2,705,008)	44,649,035
**	Auction Market Preferred Stock
***	Shares of MuniYield AMPS Series A, B, C, D and E have a par value of $.05; shares of Municipal Strategy AMPS Series A have a par value of $.10.

(1)	Reflects the charge for estimated Reorganization expenses of $125,800 attributable to Municipal Strategy. The estimated Reorganization expenses of $95,400 attributable to MuniYield will be paid by Fund Asset Management, L.P. (“FAM”).
See Notes to Financial Statements.

F-60

PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. For the Six Months Ended April 30, 2001 (Unaudited)

The following unaudited Pro Forma Combined Statement of Operations has been derived from the Statement of Operations of the respective Funds as of April 30, 2001 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at the beginning of the period. The Pro Forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated at the beginning of the period nor which may result from future operations. This Pro Forma Combined Statement of Operations should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in this Proxy Statement and Prospectus.

	MuniYield Fund	Municipal Strategy Fund	Adjustments		Pro Forma for Combined Fund(2)
Investment Income:
Interest and amortization of premium and discount earned	$22,320,219	$3,577,635			$25,897,854

Expenses:
Investment advisory fees	1,877,871	307,998	$ —		2,185,869
Commission fees	307,837	72,014	—		379,851
Administrative fees	—	153,999	(153,999	)(1)	—
Accounting services	124,737	19,318	(11,455	)(1)	132,600
Professional fees	41,167	89,206	(89,206	)(1)	41,167
Transfer agent fees	32,517	68,207	(62,482	)(1)	38,242
Printing and shareholder reports	39,868	33,953	(44,371	)(1)	29,450
Trustees fees and expenses	19,946	18,366	(18,366	)(1)	19,946
Custodian fees	27,344	7,075	(3,485	)(1)	30,934
Registration fees	—	24,210	(24,210	)(1)	—
Listing fees	19,747	—	—		19,747
Pricing fees	10,949	4,151	(3,600	)(1)	11,500
Amortization of organization expenses	—	167	(167	)(1)	—
Other	16,994	26,765	(25,389	)(1)	18,370

Total expenses before reimbursement	2,518,977	825,429	(436,730)		2,907,676
Reimbursement of expenses	0	(61,600)	61,600	(3)	0

Total expenses after reimbursement	2,518,977	763,829	(375,130)		2,907,676

Investment income — net	19,801,242	2,813,806	375,130		22,990,178

Realized & Unrealized Gain (Loss) on Investments — Net
Realized loss on investments — net	(569,739)	(104,019)	—		(673,758)
Change in unrealized appreciation/depreciation on investments — net	(6,126,753)	921,310	—		(5,205,443)

Net Increase in Net Assets Resulting from Operations	$13,104,750	$3,631,097	$ 375,130		$17,110,977

(1)	Reflects anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services and excludes non-recurring organization expenses attributable to Municipal Strategy.
(2)	This Pro Forma Combined Statement of Operations excludes non-recurring estimated Reorganization expenses of $125,800 attributable to Municipal Strategy. The estimated Reorganization expenses of $95,400 attributable to MuniYield will be paid by FAM.
(3)	Since commencement of operations of Municipal Strategy to the present, FAM has waived a portion of the advisory fee and/or reimbursed certain other expenses. The fee waiver and/or expense reimbursement is voluntary and may be reduced or discontinued by FAM at any time without notice to stockholders. It is not anticipated that FAM will waive any portion of its advisory fee or reimburse expenses with respect to the Combined Fund after the Reorganization.
See Notes to Financial Statements.

F-61

PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR MUNIYIELD FUND, INC. AND MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. For the Year Ended October 31, 2000 (Unaudited)

The following unaudited Pro Forma Combined Statement of Operations has been derived from the Statements of Operations of the respective Funds for the year ended October 31, 2000 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at the beginning of the fiscal year. The Pro Forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated at the beginning of the fiscal year nor which may result from future operations. The Pro Forma Combined Statement of Operations should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in this Proxy Statement and Prospectus.

	MuniYield Fund	Municipal Strategy Fund	Adjustments		Pro Forma for Combined Fund(2)
Investment Income:
Interest and amortization of premium and discount earned	$ 46,717,999	$ 9,185,175			$ 55,903,174

Expenses:
Investment advisory fees	3,743,649	746,301	—		4,489,950
Commission fees	632,528	147,134	—		779,662
Administrative fees	—	373,150	(373,150	)(1)	—
Accounting services	115,121	86,990	(1,485	)(1)	200,626
Professional fees	90,310	131,037	(131,037	)(1)	90,310
Transfer agent fees	128,681	120,507	(73,588	)(1)	175,600
Printing and shareholder reports	32,881	91,453	(79,334	)(1)	45,000
Trustees fees and expenses	52,397	31,324	(31,324	)(1)	52,397
Custodian fees	51,831	13,403	(4,558	)(1)	60,676
Registration fees	—	13,001	(13,001	)(1)	—
Listing fees	35,756	—	—		35,756
Pricing fees	21,710	8,091	(7,801	)(1)	22,000
Amortization of organization expenses	—	62,304	(62,304	)(1)	—
Other	53,993	45,816	(39,809	)(1)	60,000

Total expenses before reimbursement	4,958,857	1,870,511	(817,391)		6,011,977
Reimbursement of expenses	—	(149,260)	149,260	(3)	0
Total expenses after reimbursement	4,958,857	1,721,251	(668,131)		6,011,977
Investment income — net	41,759,142	7,463,924	668,131		49,891,197
Realized & Unrealized Gain (Loss) on Investments — Net
Realized loss on investments — net	(37,655,470)	(7,857,686)	—		(45,513,156)
Change in unrealized appreciation on investments — net	34,881,965	6,239,229	—		41,121,194
Net Increase in Net Assets Resulting from Operations	$ 38,985,637	$ 5,845,467	$ 668,131		$ 45,499,235

(1)	Reflects anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services and excludes non-recurring organization expenses attributable to Municipal Strategy.
(2)	This Pro Forma Combined Statement of Operations excludes non-recurring estimated Reorganization expenses of $125,800 attributable to Municipal Strategy. The estimated Reorganization expenses of $95,400 attributable to MuniYield will be paid by FAM.
(3)	Since commencement of operations of Municipal Strategy to the present, FAM has waived a portion of the advisory fee and/or reimbursed certain other expenses. The fee waiver and/or expense reimbursement is voluntary and may be reduced or discontinued by FAM at any time without notice to stockholders. It is not anticipated that FAM will waive any portion of its advisory fee or reimburse expenses with respect to the Combined Fund after the Reorganization.
See Notes to Financial Statements.

F-62

MUNIYIELD FUND, INC. NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Fund, Inc. (the “Fund,” which term as used herein shall refer to MuniYield Fund, Inc. after giving effect to the Reorganization with Merrill Lynch Municipal Strategy Fund, Inc. (“Municipal Strategy”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature.The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed

•	Options — The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

F-63

 (d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Deferred organization and prepaid registration fees — Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended April 30, 2001, FAM Distributors Inc. (“FAMD”), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $32,525 relating to the tender of Municipal Strategy shares.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the fiscal year ended October 31, 2000 and the six month period ended April 30, 2001, the Fund reimbursed FAM an aggregate of $115,121 and $54,031, respectively, for the above described services. For the fiscal year ended October 31, 2001 and the six month period ended April 30, 2001, Municipal Strategy reimbursed FAM an aggregate of $86,990 and $8,000, respectively, for the above described services. The Fund entered into an agreement with State Street Bank and Trust Company (“State Street”), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. For the six month period ended April 30, 2001, MuniYield paid State Street $70,706 and Municipal Strategy paid State Street $11,318 for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

F-64

APPENDIX I

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to Each Fund

Fund	Defined Term Used in Appendix I	Fiscal Year End	State of Incorporation	Meeting Time
MuniYield Fund, Inc.	MuniYield	10/31	Maryland	N/A
Merrill Lynch Municipal Strategy Fund, Inc.	Municipal Strategy	10/31	Maryland	9:30 a.m.


	Shares of Capital Stock Outstanding as of the Record Date
Fund	Common Stock	AMPS
MuniYield	38,598,832	10,000
Municipal Strategy	7,919,993	1,720

Information Pertaining to Directors of MuniYield

Set forth in the table below is information regarding meetings of the Board of Directors and Audit Committee held and the aggregate fees and expenses paid by MuniYield to non-interested Directors during the most recently completed fiscal year.

	Board of Directors			Audit Committee
Fund	# Meetings Held*	Annual Fee ($)**	Per Meeting Fee ($)***	# Meetings Held*	Per Meeting Fee ($)***	Aggregate Fees and Expenses ($)
MuniYield	4	227	1,491	4	114	52,397

*	Includes meetings held via teleconferencing equipment.
**	Each non-interested Director receives an aggregate annual retainer of $100,000 for his or her services to all registered investment companies advised by Fund Asset Management, L.P. (“FAM”) and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (“Affiliate-Advised Funds”). The portion of the annual retainer allocated to each Affiliate-Advised Fund is determined quarterly based on the relative net assets of each fund.
***	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings. The annual per meeting fees paid to each non-interested Director aggregate $60,000 for all Affiliate-Advised Funds for which the Director serves and are allocated equally among those funds.

Set forth in the table below is information regarding compensation paid by MuniYield to the non-interested Directors during the most recently completed fiscal year.

Fund	Bodurtha	London	May	Perold	Ramo
MuniYield*	$7,142	$7,142	$7,142	$7,142	$13,779

*	No pension or retirement benefits are accrued as part of the expenses of MuniYield.

Set forth in the table below is information regarding the aggregate compensation paid by all of the Affiliate-Advised Funds, including MuniYield, to the non-interested Directors for the year ended December 31, 2000.

Name of MuniYield Director	Aggregate Compensation from Affiliate-Advised Funds Paid to Directors($)*
James H. Bodurtha	$132,250
Herbert I. London	$132,250
Joseph L. May	$132,250
Andre F. Perold	$132,250
Roberta Cooper Ramo	$169,000

*	The Directors serve on the boards of Affiliate-Advised Funds as follows: Mr. Bodurtha (30 registered investment companies consisting of 42 portfolios); Mr. London (30 registered investment companies consisting of 42 portfolios); Mr. May (30 registered investment companies consisting of 42 portfolios); Mr. Perold (30 registered investment companies consisting of 42 portfolios); and Ms. Ramo (30 registered investment companies consisting of 42 portfolios).

I-1

Information Pertaining to Directors of Municipal Strategy

Set forth in the table below is information regarding meetings of the Board of Directors and the Nominating and Oversight Committee (the “Audit Committee”) held and the aggregate fees and expenses paid by Municipal Strategy to non-interested Directors during the most recently completed fiscal year.

	Board of Directors			Audit Committee
Fund	# Meetings Held*	Annual Fee ($)**	Per Meeting Fee ($)†	# Meetings Held*	Per Meeting Fee ($)***†	Aggregate Fees and Expenses
Municipal Strategy	4	4,400	200	4	200	$31,324

*	Includes meetings held via teleconferencing equipment.
**	The Annual Fee is the combined fee for the Board of Directors and the Audit Committee.
***	The Co-Chairmen of the Audit Committee each receive an additional annual fee of $1,000.
†	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

Set forth in the table below is information regarding compensation paid by Municipal Strategy to the non-interested Directors during the most recently completed fiscal year.

Fund	Forbes††	Montgomery	Reilly††	Ryan	Suddarth†	West	Zinbarg†
Municipal Strategy*	$5,900	$5,400	$5,900	$5,400	$1,275	$5,400	$1,275

*	No pension or retirement benefits are accrued as part of the expenses of Municipal Strategy.
†	Mr. Suddarth and Mr. Zinbarg were elected Directors of the Fund on July 10, 2000.
††	Effective July 2000, Mr. Forbes and Mr. Reilly are Co-Chairmen of the Audit Committee, each receiving $500 annually for serving in such position.

Set forth in the table below is information regarding the aggregate compensation paid by all Affiliate-Advised Funds, including Municipal Strategy, to the non-interested Directors for the year ended December 31, 2000.
Name of Municipal Strategy Director	Aggregate Compensation from Affiliate-Advised Funds Paid to Directors($)(*)
Ronald W. Forbes**	$295,008
Cynthia A. Montgomery	$264,008
Charles C. Reilly	$352,050
Kevin A. Ryan	$264,008
Roscoe S. Suddarth	$193,977
Richard R. West	$373,000
Edward D. Zinbarg	$242,435

*	The Directors serve on the boards of Affiliate-Advised Funds as follows: Mr. Forbes (51 registered investment companies consisting of 58 portfolios); Ms. Montgomery (51 registered investment companies consisting of 58 portfolios); Mr. Reilly (51 registered investment companies consisting of 58 portfolios); Mr. Ryan (51 registered investment companies consisting of 58 portfolios); Mr. Suddarth (51 registered investment companies consisting of 58 portfolios); Mr. West (66 registered investment companies consisting of 72 portfolios); and Mr. Zinbarg (51 registered investment companies consisting of 58 portfolios).
**	On the Record Date, Mr. Forbes owned 276 shares of Municipal Strategy Common Stock.

Information Pertaining to Directors of MuniYield and Municipal Strategy

		Director Since
Name, Address and Biography	Age	MuniYield	Municipal Strategy

James H. Bodurtha	57	1995	N/A

36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

Ronald W. Forbes	60	N/A	1996

1400 Washington Avenue, Albany, New York 12222. Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. since 1999.

I-2

		Director Since
Name, Address and Biography	Age	MuniYield	Municipal Strategy
Terry K. Glenn	60	1999	1999

P.O. Box 9011, Princeton, New Jersey 08543-9011. Chairman (Americas Region) since 2001, and Executive Vice President of FAM and MLIM (which terms as used herein include their corporate predecessors) since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 1988; Director of Financial Data Services, Inc. (“FDS”) since 1985.

Herbert I. London	62	1991	N/A

2 Washington Square Village, New York, New York 10012. John M. Olin Professor of Humanities, New York University since 1993 and Professor since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

Joseph L. May	71	1991	N/A

424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

Cynthia A. Montgomery	49	N/A	1996
Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director UnumProvident Corporation since 1990 and Director of NewellRubbermaid Inc. since 1995.

André F. Perold	48	1991	N/A

Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Harvard Business School: George Gund Professor of Finance and Banking since 2000, Finance Area Chair since 1996, Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, The Common Fund since 1989; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Gensec Asset Management since 2000; Director, Bulldogresearch.com since 2000; Director, Stockback.com since 2000; Director, Quantec Limited from 1991 to 1999; Director, TIBCO from 1994 to 1996.


I-3

		Director Since
Name, Address and Biography	Age	MuniYield	Municipal Strategy
Roberta Cooper Ramo	59	1999	N/A

P.O. Box 2168, 500 Fourth Street, N.W., Albuquerque, New Mexico 87103. Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

Charles C. Reilly	70	N/A	1996

9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

Kevin A. Ryan	68	N/A	1996

127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02467. Founder and currently Director Emeritus of The Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 until 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

Roscoe S. Suddarth	66	N/A	2000

7403 MacKenzie Court, Bethesda, Maryland 20817. President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990; Deputy Inspector General, U.S. Department of State, from 1991 to 1994

Richard R. West	63	N/A	1996

Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander’s Inc. (real estate company).

Edward D. Zinbarg	66	N/A	2000
5 Hardwell Road, Short Hills, New Jersey 07078-2117. Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

I-4

Information Pertaining to Officers of MuniYield and Municipal Strategy

Set forth in the table below is information about the officers of MuniYield and Municipal Strategy.

			Officer Since
Name, Address and Biography*	Age	Office	MuniYield	Municipal Strategy

Terry K. Glenn	60	President	1991**	1995**

Chairman (Americas Region) since 2001, and Executive Vice President of MLIM and FAM since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAMD since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators since 1988; Director of FDS since 1985.

Vincent R. Giordano	57	Senior Vice President	1991	1995
Managing Director of MLIM since 2001; Senior Vice President of FAM and MLIM from 1984 to 2000; Senior Vice President of Princeton Services since 1993.

Kenneth A. Jacob	50	Vice President	1991	1995
First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.

Donald C. Burke	41	Vice President; Treasurer	1993 1999	1995 1999

First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

John M. Loffredo, CFA	37	Vice President	N/A	1997
First Vice President of MLIM since 1997; Vice President of MLIM from 1991 to 1997.

Roberto W. Roffo	35	Vice President	2000	2000
Vice President of MLIM since 1996 and a Portfolio Manager thereof since 1992.

Alice A. Pellegrino	41	Secretary	1999	2001
Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992

*	The address of each officer is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
**	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

I-5

APPENDIX II

AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 13th day of September, 2001, by and between Merrill Lynch Municipal Strategy Fund, Inc., a Maryland corporation (“Municipal Strategy”), and MuniYield Fund, Inc., a Maryland corporation (“MuniYield”). Municipal Strategy and MuniYield are sometimes referred to herein collectively as the “Funds” and individually as a “Fund,” as the context requires.

PLAN OF REORGANIZATION

The reorganization will constitute the following:

(1) the acquisition by MuniYield of substantially all of the assets, and the assumption by MuniYield of substantially all of the liabilities of Municipal Strategy in return solely for an equal aggregate value of newly issued full shares of (A) common stock, with a par value of $0.10 per share, of MuniYield (“MuniYield Common Stock”) and (B) auction market preferred stock (“AMPS”) of MuniYield, with a par value of $0.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), designated Series F (“MuniYield Series F AMPS”), and

(2) the subsequent distribution by Municipal Strategy to Municipal Strategy stockholders of (A) all of the shares of MuniYield Common Stock received by Municipal Strategy in return for Municipal Strategy stockholders’ shares of common stock, with a par value of $0.10 per share, including shares of common stock of Municipal Strategy representing the Dividend Reinvestment Plan (“DRIP”) shares held in the book deposit accounts of the holders of common stock of Municipal Strategy (“Municipal Strategy Common Stock”) (plus cash in lieu of fractional shares), and (B) all of the shares of MuniYield Series F AMPS received by Municipal Strategy in return for Municipal Strategy stockholders’ shares of AMPS, with a par value of $0.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), designated Series A (“Municipal Strategy AMPS”);

all upon and subject to the terms hereinafter set forth (collectively, the “Reorganization”).

In the course of the Reorganization, MuniYield Common Stock and MuniYield Series F AMPS will be distributed to the stockholders of Municipal Strategy as follows:

(1) each holder of Municipal Strategy Common Stock will be entitled to receive a number of full shares of MuniYield Common Stock, plus cash in lieu of fractional shares, equal to the aggregate net asset value of Municipal Strategy Common Stock owned by such stockholder on the Closing Date (as defined in Section 7(a) below); and (2) each holder of Municipal Strategy AMPS will be entitled to receive a number of shares of MuniYield Series F AMPS equal to the aggregate liquidation preference (and aggregate value) of the Municipal Strategy AMPS owned by such stockholder on the Closing Date.

It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

Prior to the Closing Date, Municipal Strategy shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for the Municipal Strategy AMPS prior to the Closing Date may be shorter than the dividend period for such AMPS determined as set forth in the Articles Supplementary to Municipal Strategy’s Articles of Incorporation establishing the powers, rights and preferences of the Municipal Strategy AMPS.

Articles Supplementary to MuniYield’s Articles of Incorporation establishing the powers, rights and preferences of the MuniYield Series F AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”) prior to the Closing Date.

II-1

As promptly as practicable after the consummation of the Reorganization, Municipal Strategy shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each Fund hereby agrees as follows:

1.	Representations and Warranties of MuniYield.

MuniYield represents and warrants to, and agrees with, Municipal Strategy that:

(a) MuniYield is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. MuniYield has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

 (b) MuniYield is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-06435), and such registration has not been revoked or rescinded and is in full force and effect. MuniYield has elected and qualified at all times since its inception for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code and intends to continue to so qualify until consummation of the Reorganization and thereafter.

     (c) Municipal Strategy has been furnished with MuniYield’s Annual Report to Stockholders for the fiscal year ended October 31, 2000, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent auditors, fairly present the financial position of MuniYield as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(d) Municipal Strategy has been furnished with MuniYield’s Semi-Annual Report to Stockholders for the period ended April 30, 2001, and the unaudited financial statements appearing therein, fairly present the financial position of MuniYield as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(e) An unaudited statement of assets, liabilities and capital of MuniYield and an unaudited schedule of investments of MuniYield, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to Municipal Strategy, at or prior to the Closing Date for the purpose of determining the number of shares of MuniYield Common Stock and MuniYield Series F AMPS to be issued pursuant to Section 4 of this Agreement; each will fairly present the financial position of MuniYield as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(f) MuniYield has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniYield, threatened against it which assert liability on the part of MuniYield or which materially affect its financial condition or its ability to consummate the Reorganization. MuniYield is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) MuniYield is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

II-2

(i) There are no material contracts outstanding to which MuniYield is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Municipal Strategy prior to the Valuation Time.

(j) MuniYield has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 2001; and those incurred in connection with the Reorganization. As of the Valuation Time, MuniYield will advise Municipal Strategy in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniYield of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(l) The registration statement filed by MuniYield on Form N-14 which includes the proxy statement of Municipal Strategy with respect to the transactions contemplated herein and the prospectus of MuniYield relating to the MuniYield Common Stock and MuniYield Series F AMPS to be issued pursuant to this Agreement (the “Proxy Statement and Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the stockholder’s meeting of Municipal Strategy referred to in Section 6(a) of this Agreement and at the Closing Date, insofar as it relates to MuniYield (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniYield for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

 (m) MuniYield is authorized to issue 200,000,000 shares of capital stock, of which 1,800 shares have been designated as Series A AMPS, 1,800 shares have been designated as Series B AMPS, 1,800 shares have been designated as Series C AMPS, 1,800 shares have been designated as Series D AMPS and 2,800 shares have been designated as Series E AMPS (the Series A AMPS of MuniYield, the Series B AMPS of MuniYield, the Series C AMPS of MuniYield, the Series D AMPS of MuniYield and the Series E AMPS of MuniYield being collectively referred to herein as the “MuniYield AMPS”), each with a par value of $0.05, and 199,990,000 shares have been designated as common stock, par value $0.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

(n) The shares of MuniYield Common Stock and MuniYield Series F AMPS to be issued to Municipal Strategy pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of MuniYield will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Closing Date, the MuniYield Common Stock to be transferred to Municipal Strategy for distribution to the stockholders of Municipal Strategy on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Municipal Strategy presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Closing Date, the shares of MuniYield Series F AMPS to be transferred to Municipal Strategy on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of Municipal Strategy AMPS presently are qualified, and there are a sufficient number of MuniYield Series F AMPS registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

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(q) At or prior to the Closing Date, MuniYield will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the MuniYield Common Stock and MuniYield Series F AMPS to Municipal Strategy.

2.	Representations and Warranties of Municipal Strategy.

Municipal Strategy represents and warrants to, and agrees with, MuniYield that:

(a) Municipal Strategy is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Municipal Strategy has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

 (b) Municipal Strategy is duly registered under the 1940 Act as a continuously offered, non-diversified, closed-end management investment company (File No. 811-07203), and such registration has not been revoked or rescinded and is in full force and effect. Municipal Strategy has elected and qualified at all times since its inception for the special tax treatment afforded RICs under Sections 851-855 of the Code and intends to continue to so qualify through its taxable year ending upon liquidation.

(c) As used in this Agreement, the term “Municipal Strategy Investments” shall mean (i) the investments of Municipal Strategy shown on the schedule of its investments as of the Valuation Time furnished to MuniYield; and (ii) all other assets owned by Municipal Strategy or liabilities incurred as of the Valuation Time.

(d) Municipal Strategy has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) MuniYield has been furnished with Municipal Strategy’s Annual Report to Stockholders for the fiscal year ended October 31, 2000, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent auditors, fairly present the financial position of Municipal Strategy as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(f) MuniYield has been furnished with Municipal Strategy’s Semi-Annual Report to Stockholders for the period ended April 30, 2001 and the unaudited financial statements appearing therein, fairly present the financial position of Municipal Strategy as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(g) An unaudited statement of assets, liabilities and capital of Municipal Strategy and an unaudited schedule of investments of Municipal Strategy, each as of the Valuation Time, will be furnished to MuniYield at or prior to the Closing Date for the purpose of determining the number of shares of MuniYield Common Stock and MuniYield Series F AMPS to be issued to Municipal Strategy pursuant to Section 4 of this Agreement; each will fairly present the financial position of Municipal Strategy as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Municipal Strategy, threatened against it which assert liability on the part of Municipal Strategy or which materially affect its financial condition or its ability to consummate the Reorganization. Municipal Strategy is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which Municipal Strategy is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to MuniYield prior to the Valuation Time.

(j) Municipal Strategy is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

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(k) Municipal Strategy has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 2001 and those incurred in connection with the Reorganization. As of the Valuation Time, Municipal Strategy will advise MuniYield in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(l) Municipal Strategy has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Municipal Strategy have been adequately provided for on its books, and no tax deficiency or liability of Municipal Strategy has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) At both the Valuation Time and the Closing Date, Municipal Strategy will have full right, power and authority to sell, assign, transfer and deliver the Municipal Strategy Investments. At the Closing Date, subject only to the obligation to deliver the Municipal Strategy Investments as contemplated by this Agreement, Municipal Strategy will have good and marketable title to all of the Municipal Strategy Investments, and MuniYield will acquire all of the Municipal Strategy Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Municipal Strategy Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Municipal Strategy of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(o) The N-14 Registration Statement, on its effective date, at the time of the stockholder’s meeting of Municipal Strategy referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to Municipal Strategy (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Municipal Strategy for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(p) Municipal Strategy is authorized to issue 200,000,000 shares of capital stock, of which 8,000 shares have been designated as Series A AMPS, 8,000 shares have been designated as Series B AMPS, 8,000 shares have been designated as Series C AMPS, 8,000 shares have been designated as Series D AMPS, 8,000 shares have been designated as Series E AMPS and 199,960,000 shares have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights. Series A AMPS are the only issued and outstanding AMPS of Municipal Strategy.

(q) All of the issued and outstanding shares of Municipal Strategy Common Stock and Municipal Strategy AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

(r) The books and records of Municipal Strategy made available to MuniYield and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Municipal Strategy.

(s) Municipal Strategy will not sell or otherwise dispose of any of the shares of MuniYield Common Stock or MuniYield Series F AMPS to be received in the Reorganization, except in distribution to the stockholders of Municipal Strategy, as provided in Section 3 of this Agreement.

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3.	The Reorganization.

(a) Subject to receiving the requisite approvals of the stockholders of each Fund, and to the other terms and conditions contained herein, Municipal Strategy agrees to convey, transfer and deliver to MuniYield and MuniYield agrees to acquire from Municipal Strategy on the Closing Date, all of the Municipal Strategy Investments (including interest accrued as of the Valuation Time on debt instruments) and assume substantially all of the liabilities of Municipal Strategy in return solely for that number of full shares of MuniYield Common Stock and MuniYield Series F AMPS provided in Section 4 of this Agreement.

Pursuant to this Agreement, as soon as practicable after the Closing Date Municipal Strategy will distribute all of the full shares of MuniYield Common Stock (plus cash in lieu of fractional shares) and MuniYield Series F AMPS received by it to its stockholders in return for their shares of Municipal Strategy Common Stock and Municipal Strategy AMPS, respectively. Such distributions shall be accomplished by the opening of stockholder accounts on the stock ledger records of MuniYield in the amounts due the stockholders of Municipal Strategy based on their holdings in Municipal Strategy as of the Valuation Time.

 (b) Prior to the Closing Date, Municipal Strategy shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for Municipal Strategy AMPS prior to the Closing Date may be shorter than the dividend period for such AMPS determined as set forth in the Articles Supplementary.

(c) Municipal Strategy will pay or cause to be paid to MuniYield any interest Municipal Strategy receives on or after the Closing Date with respect to any of the Municipal Strategy Investments transferred to MuniYield hereunder.

 (d) The Valuation Time shall be 4:00 p.m., Eastern time, on November 9, 2001, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(e) Recourse for liabilities assumed from Municipal Strategy by MuniYield in the Reorganization will be limited to the net assets of Municipal Strategy acquired by MuniYield. The known liabilities of Municipal Strategy, as of the Valuation Time, shall be confirmed in writing to MuniYield pursuant to Section 2(k) of this Agreement.

(f) The Funds will jointly file Articles of Transfer with the Maryland Department and any other such instrument as may be required by the State of Maryland to effect the transfer of the Municipal Strategy Investments.

(g) Municipal Strategy will be dissolved following the Closing Date by filing Articles of Dissolution with the Maryland Department.

(h) MuniYield will file with the Maryland Department Articles Supplementary to its Articles of Incorporation establishing the powers, rights and preferences of the MuniYield Series F AMPS prior to the closing of the Reorganization.

(i) As promptly as practicable after the liquidation of Municipal Strategy pursuant to the Reorganization, Municipal Strategy shall terminate its registration under the 1940 Act.

4.	Issuance and Valuation of MuniYield Common Stock and MuniYield Series F AMPS in the Reorganization.

Full shares of MuniYield Common Stock and MuniYield Series F AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of Municipal Strategy acquired by MuniYield in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of Municipal Strategy assumed by MuniYield in the Reorganization, shall be issued by MuniYield to Municipal Strategy in return for such assets of Municipal Strategy. MuniYield will issue to Municipal Strategy (a) a number of shares of MuniYield Common Stock the aggregate net asset value of which will equal the aggregate net asset value of the shares of Municipal Strategy Common Stock, determined as set forth below, and (b) a number of shares of MuniYield Series F AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of Municipal Strategy AMPS, determined as set forth below.

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The net asset value of each Fund and the liquidation preference and value of the AMPS of each Fund shall be determined as of the Valuation Time in accordance with the procedures described in the N-14 Registration Statement filed by MuniYield in connection with the Reorganization and no formula will be used to adjust the net asset value so determined of either Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Municipal Strategy Investments to be transferred to MuniYield shall be determined by MuniYield pursuant to the procedures utilized by MuniYield in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by MuniYield in cooperation with Municipal Strategy and shall be confirmed in writing by MuniYield to Municipal Strategy. The net asset value per share of the MuniYield Common Stock and the liquidation preference and value per share of the MuniYield Series F AMPS shall be determined in accordance with such procedures and MuniYield shall certify the computations involved. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of that Fund is divided by the total number of shares of Common Stock of that Fund outstanding at such time.

MuniYield shall issue to Municipal Strategy separate certificates or share deposit receipts for the MuniYield Common Stock and the MuniYield Series F AMPS, each registered in the name of Municipal Strategy. Municipal Strategy then shall distribute the MuniYield Common Stock and the MuniYield Series F AMPS to the holders of Municipal Strategy Common Stock and Municipal Strategy AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the MuniYield Common Stock to The Bank of New York (“BONY”), as the transfer agent and registrar for the MuniYield Common Stock for distribution to the holders of Municipal Strategy Common Stock on the basis of such holder’s proportionate interest in the aggregate net asset value of the Common Stock of Municipal Strategy and (ii) the MuniYield Series F AMPS to BONY as the transfer agent and registrar for the MuniYield Series F AMPS for distribution to the holders of Municipal Strategy AMPS on the basis of such holder’s proportionate interest in the aggregate liquidation preference and value of Municipal Strategy AMPS. With respect to any Municipal Strategy stockholder holding certificates evidencing ownership of either Municipal Strategy Common Stock or Municipal Strategy AMPS as of the Closing Date, and subject to MuniYield being informed thereof in writing by Municipal Strategy, MuniYield will not permit such stockholder to receive new certificates evidencing ownership of the MuniYield Common Stock or MuniYield Series F AMPS, exchange MuniYield Common Stock or MuniYield Series F AMPS credited to such stockholder’s account for shares of other investment companies managed by Fund Asset Management, L.P. (“FAM”) or any of its affiliates, or pledge or redeem such MuniYield Common Stock or MuniYield Series F AMPS, in any case, until notified by Municipal Strategy or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of Municipal Strategy Common Stock or, in the event of lost certificates, posted adequate bond. Municipal Strategy, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of Municipal Strategy Common Stock or post adequate bond therefor.

Dividends payable to holders of record of shares of MuniYield Common Stock and MuniYield Series F AMPS, as of any date after the Closing Date and prior to the receipt of certificates in connection with the Reorganization by any stockholder of Municipal Strategy, shall be payable to such stockholder without interest; however, such dividends shall not be paid unless and until such stockholder surrenders the stock certificates representing shares of common stock or AMPS of Municipal Strategy, as the case may be, in return for shares of common stock or AMPS of MuniYield, as the case may be.

No fractional shares of MuniYield Common Stock will be issued to holders of Municipal Strategy Common Stock. In lieu thereof, MuniYield’s transfer agent, BONY, will aggregate all fractional shares of MuniYield Common Stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of MuniYield Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Municipal Strategy Common Stock.

5.	Payment of Expenses.
(a) The expenses of the Reorganization that are directly attributable to Municipal Strategy and the conduct of its business will be deducted from the assets of Municipal Strategy as of the Valuation Time. These expenses are expected to include transfer agent fees, the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meeting of the stockholders of Municipal Strategy to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a

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
portion of the expenses of printing the N-14 Registration Statement. FAM has agreed to bear the expenses of the Reorganization that are directly attributable to MuniYield and the conduct of its business. The expenses attributable to MuniYield include fees, if any, of the rating agencies with respect to MuniYield Series F AMPS, the costs of printing stock certificates, transfer agent fees and a portion of the expenses incurred in printing the N-14 Registration Statement. Certain other expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement, legal fees, audit fees and any listing or registration fees, will be borne equally by Municipal Strategy and FAM, which has agreed to bear such expenses on behalf of MuniYield.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.	Covenants of the Funds.

(a) Municipal Strategy agrees to hold a special meeting of its stockholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

(b) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(c) Municipal Strategy agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any shares of MuniYield Common Stock and MuniYield Series F AMPS, as applicable, other than to its respective stockholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by MuniYield, if any, and on and after the Closing Date it shall not conduct any business except in connection with its dissolution.

(d) Municipal Strategy undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Municipal Strategy has ceased to be a registered investment company.

(e) MuniYield will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(f) MuniYield has no plan or intention to sell or otherwise dispose of the Municipal Strategy Investments, except for dispositions made in the ordinary course of business.

(g) Each Fund agrees that by the Closing Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. MuniYield agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Municipal Strategy for such Fund’s taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Municipal Strategy shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by such Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Municipal Strategy (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

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(h) Municipal Strategy agrees to mail to its stockholders of record entitled to vote at the special meeting of its stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(i) Following the consummation of the Reorganization, MuniYield will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

7.	Closing Date.

 (a) Delivery of the assets of Municipal Strategy to be transferred and the shares of MuniYield Common Stock and MuniYield Series F AMPS to be issued as provided in this Agreement, shall be made at the offices of Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Municipal Strategy Investments, for any reason, are not transferable on the Closing Date, Municipal Strategy shall cause such Municipal Strategy Investments to be transferred to MuniYield’s account with BONY at the earliest practicable date thereafter.

(b) Municipal Strategy will deliver to MuniYield on the Closing Date confirmations or other adequate evidence as to the tax basis of each of its respective Municipal Strategy Investments delivered to MuniYield hereunder, certified by Deloitte & Touche LLP.

(c) As soon as practicable after the close of business on the Closing Date, Municipal Strategy shall deliver to MuniYield a list of the names and addresses of all of the stockholders of record of Municipal Strategy on the Closing Date and the number of shares of Municipal Strategy Common Stock and AMPS owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for Municipal Strategy or by its President.

8.	Conditions of Municipal Strategy.

The obligations of Municipal Strategy hereunder shall be subject to the following conditions:

 (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of (i) the Board of Directors of MuniYield, and (ii) at least two-thirds of the members of the Board of Directors of Municipal Strategy, and by the affirmative vote of (A) a majority of the shares of Municipal Strategy Common Stock and Municipal Strategy AMPS, voting together as a single class, and (B) a majority of the shares of Municipal Strategy AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon. MuniYield shall have delivered to Municipal Strategy a copy of the resolution approving this Agreement adopted by such Fund’s Board of Directors.

(b) That Municipal Strategy shall have received from MuniYield a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund’s investments, all as of the Valuation Time, certified on MuniYield’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by MuniYield’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of MuniYield since the date of such Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That MuniYield shall have furnished to Municipal Strategy a certificate signed by MuniYield’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of MuniYield made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that MuniYield has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

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 (e) That Municipal Strategy shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to Municipal Strategy and dated the Closing Date, to the effect that (i) each Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the shares of MuniYield Common Stock and MuniYield Series F AMPS to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by MuniYield, and no stockholder of MuniYield has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of MuniYield or the state law of Maryland, or to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by the Funds, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity and, provided further, that such counsel shall express no opinion with respect to the indemnification and contribution provisions set forth in this Agreement; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which either Fund is a party or by which a Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) Municipal Strategy has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Municipal Strategy will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) the information in the Proxy Statement and Prospectus under “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders” and “Agreement and Plan of Reorganization—Tax Consequences of the Reorganization,” to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects as of the date of the Proxy Statement and Prospectus; (x) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (xi) neither Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on the Fund or its respective stockholders; (xii) except as disclosed in the N-14 Registration Statement, such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against the Fund, the unfavorable outcome of which would materially and adversely affect the Fund; (xiii) all corporate actions required to be taken by the Funds to authorize this Agreement and to effect the Reorganization have been duly authorized on the part of the Funds; and (xiv) such opinion is solely for the benefit of the Funds and their respective Directors and officers. Such opinion also shall state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) such

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counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to either Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certificates of officers of the Funds with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the organization and good standing of the Funds.

 (f) That Municipal Strategy shall have received an opinion of Sidley Austin Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer by Municipal Strategy of substantially all of its assets to MuniYield in exchange solely for shares of MuniYield Common Stock and MuniYield Series F AMPS, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Municipal Strategy and MuniYield will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Municipal Strategy as a result of the asset transfer solely in exchange for shares of MuniYield Common Stock and MuniYield Series F AMPS or on the distribution of MuniYield Common Stock and MuniYield Series F AMPS to stockholders of Municipal Strategy under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniYield on the receipt of assets of Municipal Strategy in exchange for its shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Municipal Strategy on their respective receipt of shares of MuniYield Common Stock and MuniYield Series F AMPS in exchange for their shares of Municipal Strategy (except to the extent that Municipal Strategy common stockholders receive cash representing an interest in fractional shares of MuniYield Common Stock in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of Municipal Strategy’s assets in the hands of MuniYield will be the same as the tax basis of such assets in the hands of Municipal Strategy immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of MuniYield Common Stock and MuniYield Series F AMPS received by the stockholders of Municipal Strategy in the Reorganization will be equal to the tax basis of the shares of Municipal Strategy surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of MuniYield will be determined by including the period for which such stockholder held the Municipal Strategy shares exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, MuniYield’s holding period with respect to Municipal Strategy’s assets transferred will include the period for which such assets were held by Municipal Strategy; (ix) the payment of cash to common stockholders of Municipal Strategy in lieu of fractional shares of MuniYield Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed by MuniYield, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder’s basis allocable to the MuniYield fractional shares; and (x) the taxable year of Municipal Strategy will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, MuniYield will succeed to and take into account, subject to limitation, certain tax attributes of Municipal Strategy, such as earnings and profits, capital loss carryovers and method of accounting.

(g) That all proceedings taken by MuniYield and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Municipal Strategy and its counsel.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MuniYield, be contemplated by the Commission.

(i) That Municipal Strategy shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Municipal Strategy, to the effect that (i) they are independent public accountants with respect to MuniYield within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of MuniYield included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of MuniYield included in the N-14 Registration Statement, and inquiries of certain officials of MuniYield responsible for financial and accounting matters, nothing came to their attention that caused them to

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believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to MuniYield appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of MuniYield or from schedules prepared by officials of MuniYield having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of MuniYield or would prohibit the Reorganization.

(k) That Municipal Strategy shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to Municipal Strategy, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9.	Conditions of MuniYield.

The obligations of MuniYield hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of each of the Funds and by the stockholders of Municipal Strategy as set forth in Section 8(a); and that Municipal Strategy shall have delivered to MuniYield a copy of the resolution approving this Agreement adopted by such Fund’s Board of Directors, and a certificate setting forth the vote of the stockholders of Municipal Strategy obtained at the special meeting of its stockholders, certified by its Secretary.

(b) That Municipal Strategy shall have furnished to MuniYield a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by such Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Municipal Strategy since the date of such Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Municipal Strategy Investments since that date or changes in the market value of the Municipal Strategy Investments.

(c) That Municipal Strategy shall have furnished to MuniYield a certificate signed by such Fund’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Municipal Strategy made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Municipal Strategy has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

 (d) That Municipal Strategy shall have delivered to MuniYield a letter from Deloitte & Touche LLP, dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Municipal Strategy for the period ended October 31, 2000 (which returns originally were prepared and filed by Municipal Strategy), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Municipal Strategy for the period covered thereby; and that for the period from November 1, 2000, to and including the Closing Date and for any taxable year of Municipal Strategy ending upon the liquidation of Municipal Strategy, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been

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established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from November 1, 2000, to and including the Closing Date and for any taxable year of Municipal Strategy, ending upon the liquidation of such Fund or that such Fund would not qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

 (f) That MuniYield shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to MuniYield and dated the Closing Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as MuniYield reasonably may deem necessary or desirable.

(g) That MuniYield shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

(h) That MuniYield shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to MuniYield, to the effect that (i) they are independent public accountants with respect to Municipal Strategy within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Municipal Strategy included or incorporated by reference in the N-14 Registration Statement and reported on by them (if applicable) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Municipal Strategy included in the N-14 Registration Statement, and inquiries of certain officials of Municipal Strategy responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Municipal Strategy appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Municipal Strategy or from schedules prepared by officials of Municipal Strategy having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(i) That the Municipal Strategy Investments to be transferred to MuniYield shall not include any assets or liabilities which MuniYield, by reason of charter limitations or otherwise, may not properly acquire or assume.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Municipal Strategy, be contemplated by the Commission.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Municipal Strategy or would prohibit the Reorganization.

(l) That MuniYield shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to MuniYield, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

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(m) That all proceedings taken by Municipal Strategy and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to MuniYield and its counsel.

(n) That prior to the Closing Date, Municipal Strategy shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard, the last dividend period for Municipal Strategy AMPS may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

10.	Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of Municipal Strategy if any condition of Municipal Strategy’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of MuniYield if any condition of MuniYield’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by June 30, 2002, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective Fund, on behalf of which such action is taken. In addition, the Boards of Directors of the Funds have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and no Fund nor any of its officers, directors, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or stockholder of either Fund against any liability to the entity for which that officer, director, trustee, agent or stockholder so acts or to its stockholders, to which that officer, director, trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Municipal Strategy, unless such terms and conditions shall result in a change in the method of computing the number of shares of MuniYield Common Stock and MuniYield Series F AMPS to be issued to Municipal Strategy, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Municipal Strategy prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Municipal Strategy promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11.	Indemnification.

(a) Municipal Strategy hereby agrees to indemnify and hold MuniYield harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim), as incurred, which MuniYield may incur or sustain by reason of the fact that (i) MuniYield shall be required to pay any corporate obligation of Municipal Strategy, whether consisting of tax deficiencies or otherwise, based upon

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a claim or claims against Municipal Strategy which were omitted or not fairly reflected in the financial statements to be delivered to MuniYield in connection with the Reorganization; (ii) any representations or warranties made by Municipal Strategy in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Municipal Strategy has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of Municipal Strategy and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (iv)(a) and (b) herein insofar as such claim is based on written information furnished to Municipal Strategy by MuniYield.

(b) MuniYield hereby agrees to indemnify and hold Municipal Strategy harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim), as incurred, which Municipal Strategy may incur or sustain by reason of the fact that (i) any representations or warranties made by MuniYield in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of MuniYield has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to stockholders of Municipal Strategy and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (iii)(a) and (b) herein insofar as such claim is based on written information furnished to MuniYield by Municipal Strategy.

(c) In the event that any claim is made against MuniYield in respect of which indemnity may be sought by MuniYield from Municipal Strategy under Section 11(a) of this Agreement, or in the event that any claim is made against Municipal Strategy in respect of which indemnity may be sought by Municipal Strategy from MuniYield under Section 11(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between MuniYield and Municipal Strategy that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12.	Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), MuniYield will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

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THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIYIELD FUND, INC. (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to MuniYield’s transfer agent with respect to such shares. Municipal Strategy will provide MuniYield on the Closing Date with the name of any stockholder of Municipal Strategy who is to the knowledge of Municipal Strategy an affiliate of Municipal Strategy on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) Copies of the Articles of Incorporation, as amended, and Articles Supplementary, as amended, of each Fund are on file with the Maryland Department and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MUNIYIELD FUND, INC.

BY: /s/ TERRY K. GLENN
Name: Terry K. Glenn
Title: President

ATTEST:
/s/ ALICE A. PELLEGRINO

SECRETARY

MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.

BY: /s/ TERRY K. GLENN
Name: Terry K. Glenn
Title: President

ATTEST:
/s/ ALICE A. PELLEGRINO

SECRETARY

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APPENDIX III

RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:	Those bonds in the Aa, A to Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Short-term Notes:	The three ratings of Moody’s for short-term notes are MIG-1/VMIG-1, MIG-2/ VMIG-2 and MIG-3/VMIG-3; MIG-1/VMIG-1 denotes “best quality...strong protection by established cash flows”; MIG-2/VMIG-2 denotes “high quality” with ample margins of protection; MIG-3/ VMIG-3 notes are of “favorable quality... but... lacking the undeniable strength of the preceding grades.”

III-1

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have a acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s (“Standard & Poor’s”) Municipal Debt Ratings

A Standard & Poor’s municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for sources other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation; and

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	Debt rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	Debt rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Debt rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

III-2

BB B CCC CC C

Debt rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D	Debt rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s Commercial Paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated “A-1.”

A-3	Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

A Commercial Paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus “+” designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

III-3

SP-3	Speculative capacity to pay principal and interest.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Description of Fitch, Inc.’s (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

III-4

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive” indicating a potential upgrade, “Negative” for potential downgrade, or “Evolving” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

Description of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD DD D

Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

III-5

Description of Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-4	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

III-6

PART C OTHER INFORMATION

Item 15. Indemnification.

Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of the Registrant’s By-Laws, filed as Exhibit 2 hereto, and the Investment Advisory Agreement, a form of which is filed as Exhibit 6 hereto, provide for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Reference is made to (i) Section 6 of the Purchase Agreement relating to the Registrant’s Common Stock, a form of which is filed as Exhibit 7(a) hereto, and (ii) Section 7 of the Purchase Agreement relating to the Registrant’s Auction Market Preferred Stock (“AMPS”), a form of which is filed as Exhibit 7(b) hereto, for provisions relating to the indemnification of the underwriter.

Item 16. Exhibits.

1	(a)	—	Articles of Incorporation of the Registrant, dated September 20, 1991.(a)
	(b)	—	Articles of Amendment to the Articles of Incorporation of the Registrant, dated November 15, 1991.(a)
	(c)	—	Articles Supplementary creating the Registrant’s Five Series of AMPS.
	(d)	—	Articles of Amendment to Articles Supplementary creating the Registrant’s Five Series of AMPS, dated November 13, 1992.(a)
	(e)	—	Articles of Amendment to Articles Supplementary creating the Registrant’s Five Series of AMPS, dated November 30, 1994.
	(f)	—	Articles of Amendment to Articles Supplementary creating the Registrant’s Five Series of AMPS, dated November 30, 1994.(a)
	(g)	—	Articles of Amendment to Articles Supplementary creating the Registrant’s Five Series of AMPS, dated June 23, 1999.(a)
	(h)	—	Form of Articles Supplementary creating the Registrant’s Series F AMPS.(c)
2		—	By-Laws of the Registrant.(a)
3		—	Not applicable.
4		—	Form of Agreement and Plan of Reorganization among the Registrant and Merrill Lynch Municipal Strategy Fund, Inc. (“Municipal Strategy”) (included as Appendix II to the Proxy Statement and Prospectus contained in this Registration Statement).
5	(a)	—	Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation and the By-Laws of the Registrant.(b)
	(b)	—	Form of specimen certificate for the common stock of the Registrant.
	(c)	—	Form of specimen certificate for the AMPS of the Registrant.
6		—	Investment Advisory Agreement between Registrant and Fund Asset Management, L.P. (“FAM”).(a)
7	(a)	—	Form of Purchase Agreement for the common stock of the Registrant.
	(b)	—	Form of Purchase Agreement for the AMPS of the Registrant.
	(c)	—	Form of Merrill Lynch Standard Dealer Agreement.
8		—	Not applicable.

C-1

9		—	Custodian Contract between the Registrant and The Bank of New York (“BONY”).
10		—	Form of Terms and Conditions of Amended Automatic Dividend Reinvestment Plan.(a)
11		—	Opinion and Consent of Sidley Austin Brown & Wood LLP, counsel for the Registrant.
12		—	Opinion of Sidley Austin Brown & Wood LLP, relating to certain tax matters.(d)
13	(a)	—	Form of Registrar, Transfer Agency and Service Agreement between the Registrant and BONY.
	(b)	—	Form of Auction Agent Agreement between the Registrant and BONY.
	(c)	—	Form of Agreement of Resignation, Appointment and Acceptance between the Registrant, IBJ Whitehall Bank & Trust Company and BONY.
	(d)	—	Form of Broker-Dealer Agreement.
	(e)	—	Form of Letter of Representations.
14	(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
14	(b)	—	Consent of Deloitte & Touche LLP, independent auditors for Municipal Strategy.
15		—	Not applicable.
16		—	Power of Attorney.(e).
17		—	Not applicable.

(a)	Refiled on July 17, 2001 as an Exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-65242) (the “N-14 Registration Statement”) pursuant to Electronic Data Gathering, Analysis and Retrieval (EDGAR) requirements.
(b)	Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6), Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant’s Articles of Incorporation, filed as Exhibit 1(a) hereto, to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws, filed as Exhibit 2 hereto, and to the Form of Articles Supplementary relating to the Registrant’s Five Series of AMPS, filed as Exhibit 1(c) hereto. Reference is also made to the Form of Articles Supplementary relating to the Registrant’s Series F AMPS, filed as Exhibit 1(h) hereto.
(c)	Filed on July 17, 2001 as an Exhibit to the N-14 Registration Statement.
(d)	To be filed by post-effective amendment to the N-14 Registration Statement.
(e)	Included on the signature page of the N-14 Registration Statement filed on July 17, 2001 and incorporated herein by reference.

Item 17. Undertakings.
(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3)	The Registrant undertakes to file, by post-effective amendment, an opinion of counsel as to certain tax matters within a reasonable time after receipt of such opinion.

C-2

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 14th day of September, 2001.

MUNIYIELD FUND, INC.
(Registrant)
By:	/s/ TERRY K. GLENN
(Terry K. Glenn, President)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signatures	Title	Date

	TERRY K. GLENN* (Terry K. Glenn)	President and Director (Principal Executive Officer)

	DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

	JAMES H. BODURTHA* (James H. Bodurtha)	Director

	HERBERT I. LONDON* (Herbert I. London)	Director

	JOSEPH L. MAY* (Joseph L. May)	Director

	ANDRÉ F. PEROLD* (André F. Perold)	Director

	ROBERTA COOPER RAMO* (Roberta Cooper Ramo)	Director

*By:	/s/ TERRY K. GLENN (Terry K. Glenn, Attorney-in-Fact)		September 14, 2001

C-3

INDEX TO EXHIBITS

Exhibit Number			Description
1	(c)	—	Articles Supplementary creating the Registrant’s Five Series of AMPS.
1	(e)	—	Articles of Amendment to Articles Supplementary creating the Registrant’s Five Series of AMPS, dated November 30, 1994.
5	(b)	—	Form of specimen certificate for the common stock of the Registrant.
5	(c)	—	Form of specimen certificate for the AMPS.
7	(a)	—	Form of Purchase Agreement for the common stock of the Registrant.
7	(b)	—	Form of Purchase Agreement for the AMPS of the Registrant.
7	(c)	—	Form of Merrill Lynch Standard Dealer Agreement.
9		—	Form of Custody Agreement between the Registrant and BONY.
11		—	Opinion and Consent of Sidley Austin Brown & Wood LLP, counsel for the Registrant.
13	(a)	—	Form of Registrar, Transfer Agency and Service Agreement between the Registrant and BONY.
13	(b)	—	Form of Auction Agent Agreement between the Registrant and BONY.
13	(c)	—	Form of Agreement of Resignation, Appointment and Acceptance between the Registrant, IBJ Whitehall Bank & Trust Company and BONY.
13	(d)	—	Form of Broker-Dealer Agreement.
13	(e)	—	Form of Letter of Representations.
14	(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
14	(b)	—	Consent of Deloitte & Touche LLP, independent auditors for Municipal Stragegy.